CHL Mortgage Pass-Through Trust 2007-13
Issuing Entity

Final Term Sheet

$572,087,807 (Approximate)

CWMBS, Inc.
Depositor

Countrywide Home Loans, Inc.
Sponsor and Seller

Countrywide Home Loans Servicing LP
Master Servicer

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and none of the depositor, the issuing entity or any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

FREE WRITING PROSPECTUS

DATED JUNE 27, 2007

Mortgage Pass-Through Certificates, Series 2007-13
Distributions payable monthly, beginning July 25, 2007

__________________

The issuing entity will issue certificates, including the following classes of certificates that are offered pursuant to this free writing prospectus:

	Initial Class Certificate Balance/Initial Notional Amount (1)	Pass-Through Rate (2)		Initial Class Certificate Balance/Initial Notional Amount (1)	Pass-Through Rate (2)
Class A-1	$ 279,552,000	6.00%	Class A-12	$ 2,400,000	6.00%
Class A-2	$ 40,525,000	6.00%	Class A-13	$ 10,000	6.00%
Class A-3	$ 1,500,000	6.00%	Class A-14	$ 10,000	6.00%
Class A-4	$ 54,755,000	6.00%	Class A-15	$ 1,423,000	6.00%
Class A-5	$ 22,433,000	6.00%	Class X	$ 527,427,766(4)	Variable
Class A-6	$ 25,304,000	6.00%	Class PO	$ 1,089,807	(3)
Class A-7	$ 66,937,000	Floating	Class A-R	$ 100	6.00%
Class A-8	$ 66,937,000(4)	Floating	Class M	$ 10,637,300	6.00%
Class A-9	$ 5,241,000	6.00%	Class B-1	$ 3,449,800	6.00%
Class A-10	$ 54,806,000	6.00%	Class B-2	$ 1,724,800	6.00%
Class A-11	$ 290,000	6.00%

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) The classes of certificates offered by this free writing prospectus, together with their pass-through rates, the method for calculating their pass-through rates and their initial ratings, are listed in the tables under “Summary — Description of the Certificates” beginning on page 4 of this free writing prospectus.
(3) The Class PO Certificates are principal only certificates and will not accrue interest.
(4) The Class A-8 and Class X Certificates are interest only notional amount certificates. The initial notional amounts are set forth in the table but are not included in the aggregate class certificate balance of the certificates offered.

Summary

Issuing Entity

CHL Mortgage Pass-Through Trust 2007-13, a common law trust formed under the laws of the State of New York.

Depositor

CWMBS, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

Sponsor and Sellers

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

Master Servicer

Countrywide Home Loans Servicing LP.

Trustee

The Bank of New York.

Pooling and Servicing Agreement

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

Cut-off Date

For any mortgage loan, the later of June 1, 2007 and the date of origination for that mortgage loan (the “cut-off date”).

Closing Date

On or about June 28, 2007.

The Mortgage Loans

The mortgage loans will consist primarily of 30-year conventional, fixed-rate mortgage loans secured by first liens on one-to-four family residential properties.

The statistical information presented in this free writing prospectus is as of the cut-off date. The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the mortgage pool. A limited number of mortgage loans may be substituted for the mortgage loans that are described in this free writing prospectus. Any substitution will not result in a material difference in the mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the mortgage loans in the mortgage pool had the following characteristics:

Aggregate Current Principal Balance	$574,962,714
Geographic Concentrations in excess of 10%:
California	38.33%
Weighted Average Original LTV Ratio	72.39%
Weighted Average Mortgage Rate	6.422%
Range of Mortgage Rates	5.625% to 8.500%
Average Current Principal Balance	$624,959
Range of Current Principal Balances	$185,638 to $2,300,000
Weighted Average Remaining Term to Maturity	359 months
Weighted Average FICO Credit Score	746

Additional information regarding the mortgage loans is set forth in Annex A attached to this free writing prospectus.

Description of the Certificates

The issuing entity will issue the following classes of certificates:

Class	Initial Class Certificate Balance/Initial Notional Amount (1)	Type	Initial Rating (Fitch) (2)	Initial Rating (S&P) (2)	Initial Rating (Moody’s) (2)
Offered Certificates
Class A-1	$279,552,000	Senior/Fixed Pass-Through Rate/Accretion Directed	AAA	AAA	N/R
Class A-2	$40,525,000	Senior/Fixed Pass-Through Rate/Super Senior	AAA	AAA	N/R
Class A-3	$1,500,000	Senior/Fixed Pass-Through Rate/Accrual	AAA	AAA	N/R
Class A-4	$54,755,000	Senior/Fixed Pass-Through Rate/Planned Balance/Super Senior	AAA	AAA	N/R
Class A-5	$22,433,000	Senior/Fixed Pass-Through Rate/Planned Balance	AAA	AAA	N/R
Class A-6	$25,304,000	Senior/Fixed Pass-Through Rate/Planned Balance	AAA	AAA	N/R
Class A-7	$66,937,000	Senior/Floating Pass-Through Rate/Targeted Balance/Accretion Directed/Super Senior	AAA	AAA	Aaa
Class A-8	$66,937,000	Senior/Inverse Floating Pass-Through Rate/Notional Amount/Interest Only	AAA	AAA	N/R
Class A-9	$5,241,000	Senior/Fixed Pass-Through Rate	AAA	AAA	N/R
Class A-10	$54,806,000	Senior/Fixed Pass-Through Rate/NAS	AAA	AAA	N/R
Class A-11	$290,000	Senior/Fixed Pass-Through Rate/NAS/Support	AAA	AAA	N/R
Class A-12	$2,400,000	Senior/Fixed Pass-Through Rate/NAS/Support	AAA	AAA	N/R
Class A-13	$10,000	Senior/Fixed Pass-Through Rate/Accrual/Accretion Directed/Companion	AAA	AAA	N/R
Class A-14	$10,000	Senior/Fixed Pass-Through Rate/Accrual/Companion	AAA	AAA	N/R
Class A-15	$1,423,000	Senior/Fixed Pass-Through Rate/ Support	AAA	AAA	N/R
Class X	$527,427,766	Senior/Variable Pass-Through Rate/Notional Amount/Interest Only	AAA	AAA	N/R
Class PO	$1,089,807	Senior/Principal Only	AAA	AAA	N/R
Class A-R	$100	Senior/Fixed Pass-Through Rate/Residual	AAA	AAA	N/R
Class M	$10,637,300	Subordinate/Fixed Pass-Through Rate	AA	N/R	N/R

Class	Initial Class Certificate Balance/Initial Notional Amount (1)	Type	Initial Rating (Fitch) (2)	Initial Rating (S&P) (2)	Initial Rating (Moody’s) (2)
Class B-1	$3,449,800	Subordinate/Fixed Pass-Through Rate	A	N/R	N/R
Class B-2	$1,724,800	Subordinate/Fixed Pass-Through Rate	BBB	N/R	N/R
Non-Offered Certificates (3)
Class B-3	$1,150,000	Subordinate/Fixed Pass-Through Rate
Class B-4	$862,400	Subordinate/Fixed Pass-Through Rate
Class B-5	$862,506	Subordinate/Fixed Pass-Through Rate
______________

(1)	Thisamount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2)
The offered certificates will not be offered unless they are assigned the indicated ratings by Fitch Ratings (“Fitch”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Moody’s Investors Service (“Moody’s”). “N/R” indicates that the agency was not asked to rate the certificates. The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus, so ratings for those classes of certificates have not been provided. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3)
The Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class B-3, Class B-4 and Class B-5 Certificates is provided only to permit a better understanding of the offered certificates.

The certificates also will have the following characteristics:

Class	Pass-Through Rate	Interest Accrual Period	Interest Accrual Convention
Offered Certificates
Class A-1	6.00%	calendar month (1)	30/360 (2)
Class A-2	6.00%	calendar month (1)	30/360 (2)
Class A-3	6.00%	calendar month (1)	30/360 (2)
Class A-4	6.00%	calendar month (1)	30/360 (2)
Class A-5	6.00%	calendar month (1)	30/360 (2)
Class A-6	6.00%	calendar month (1)	30/360 (2)
Class A-7	LIBOR + 0.60% (3)	(4)	30/360 (2)
Class A-8	5.40% - LIBOR (3)	(4)	30/360 (2)
Class A-9	6.00%	calendar month (1)	30/360 (2)
Class A-10	6.00%	calendar month (1)	30/360 (2)
Class A-11	6.00%	calendar month (1)	30/360 (2)
Class A-12	6.00%	calendar month (1)	30/360 (2)
Class A-13	6.00%	calendar month (1)	30/360 (2)
Class A-14	6.00%	calendar month (1)	30/360 (2)
Class A-15	6.00%	calendar month (1)	30/360 (2)
Class PO	(5)	N/A	N/A
Class X	(6)	calendar month (1)	30/360 (2)
Class A-R	6.00%	calendar month (1)	30/360 (2)
Class M	6.00%	calendar month (1)	30/360 (2)
Class B-1	6.00%	calendar month (1)	30/360 (2)
Class B-2	6.00%	calendar month (1)	30/360 (2)

Non-Offered Certificates
Class B-3	6.00%	calendar month (1)	30/360 (2)
Class B-4	6.00%	calendar month (1)	30/360 (2)
Class B-5	6.00%	calendar month (1)	30/360 (2)
______________
(1)	The interest accrual period for any distribution date will be the calendar month before the month of that distribution date.

(2)	Interest will accrue at the rate described in this table on the basis of a 360-day year divided into twelve 30-day months.

(3)
The pass-through rates on the LIBOR certificates may adjust monthly based on the level of one-month LIBOR, subject to a cap. LIBOR for the related interest accrual period is calculated as described in this free writing prospectus under “Description of the Certificates — Determination of LIBOR.”

(4)
The interest accrual period for any distribution date will be the one-month period commencing on the 25th day of the month prior to the month in which that distribution date occurs and ending on the 24th day of the month of that distribution date.

(5)	This class of certificates is a class of principal only certificates and will not accrue any interest.

(6)
The pass-through rate for the Class X Certificates for the interest accrual period related to any distribution date will be equal to the weighted average of the net mortgage rates of the non-discount mortgage loans, weighted on the basis of the stated principal balance thereof as of the due date in the preceding calendar month (after giving effect to prepayments received in the prepayment period related to such prior due date) less 6.00%.

Designations

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

Designation	Classes of Certificates
Senior Certificates
Class A-1, Class A-2, Class
A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class
A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13,
Class A-14, Class A-15, Class A-R, Class PO and Class X Certificates

Subordinated Certificates	Class M and Class B Certificates
Class A Certificates	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15 and Class A-R Certificates
Class B Certificates	Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates
LIBOR Certificates	Class A-7 and Class A-8 Certificates
Notional Amount Certificates	Class A-8 and Class X Certificates
Principal Only Certificates	Class PO Certificates
Offered Certificates	Class A, Class X, Class PO, Class M, Class B-1 and Class B-2 Certificates

Record Date

The last business day of the month preceding the month of that distribution date.

Denominations

Offered Certificates other than the Class A-9 and Class A-R Certificates:

$25,000 and multiples of $1 in excess thereof.

Class A-9 Certificates:

$1,000 and multiples of $1 in excess thereof.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

Registration of Certificates

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company in the United States or Clearstream, Luxembourg or the Euroclear System in Europe.

Class A-R Certificates

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

Distribution Dates

Beginning on July 25, 2007, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

Last Scheduled Distribution Date

The last scheduled distribution date for each class of certificates is the distribution date in August 2037. Since the rate of distributions in reduction of the class certificate balance or notional amount of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

Interest Payments

The related interest accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates are shown in the table beginning on page 6.

On each distribution date, to the extent funds are available, each class of senior and subordinated certificates will be entitled to receive or accrete:

•
interest accrued at the applicable pass-through rate during the related interest accrual period on the class certificate balance or notional amount, as applicable, immediately prior to that distribution date; and

•	any interest that was not paid or accreted on prior distribution dates; less

•	any net interest shortfalls allocated to that class for that distribution date.

The Class A-3, Class A-13 and Class A-14 Certificates are accrual certificates. Interest will accrue on the accrual certificates during each interest accrual period at a per annum rate of 6.00%. However, these accrual interest amounts will not be distributed as interest to the accrual certificates until the related accrual termination date, which is the earlier of:

•	the date on which the class certificate balance of each class of subordinated certificates is reduced to zero; and

•	in the case of the Class A-3 Certificates, the distribution date on which the class certificate balance of the Class A-1 Certificates is reduced to zero,

•	in the case of the Class A-13 Certificates, the distribution date on which the class certificate balance of the Class A-7 Certificates is reduced to zero, or

•	in the case of the Class A-14 Certificates, the distribution date on which the aggregate class certificate balance of the Class A-7 and Class

A-13 Certificates is reduced to zero.

This accrued and unpaid interest will be added to the class certificate balance of the applicable class of accrual certificates on the related distribution date.

The principal only certificates do not bear interest.

Allocation of Net Interest Shortfalls:

For any distribution date, the interest entitlement for each class of interest-bearing certificates will be reduced by the amount of net interest shortfalls experienced by the mortgage loans resulting from:

•	prepayments on the mortgage loans; and

•	reductions in the interest rate on the mortgage loans due to Servicemembers Relief Act reductions or debt service reductions.

Net interest shortfalls on any distribution date will be allocated pro rata among all senior and subordinated classes entitled to receive or accrete distributions of interest on that distribution date, based on their respective entitlements, in each case before taking into account any reduction in the amounts from net interest shortfalls.

If on any distribution date, available funds are not sufficient to make a full distribution or accretion of the interest entitlement on the certificates in the order described below under “— Priority of Distributions Among Certificates”, interest will be distributed or accreted on each class of certificates of equal priority, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next distribution date.

Corridor Contract

Beginning with the Distribution Date in August 2007, the Class A-7 Certificates will have the benefit of an interest rate corridor contract, which will be entered into by the issuing entity on the closing date. On or prior to the corridor contract termination date, amounts received by the trustee in respect of the corridor contract will be available as described in this free writing prospectus to make payments of the yield supplement amount to the Class A-7 Certificates if LIBOR (as calculated for the interest accrual period related to that distribution date) exceeds 5.40%, with a ceiling of 8.90%.

Principal Payments

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus.

Generally, all payments and other amounts in respect of principal of the mortgage loans will be allocated between the Class PO Certificates, on the one hand, and the senior certificates (other than the notional amount certificates and the Class PO Certificates) and the subordinated certificates, on the other hand, in each case based on the applicable PO percentage and the applicable non-PO percentage, respectively, of those amounts. The non-PO percentage with respect to any mortgage loan with a net mortgage rate less than 6.00% will be equal to the net mortgage rate divided by 6.00% and the PO percentage of that mortgage loan will be equal to 100% minus that non-PO percentage. With respect to a mortgage loan with a net mortgage rate equal to or greater than 6.00%, the non-PO percentage will be 100% and the PO percentage will be 0%. The applicable non-PO percentage of those amounts will be allocated to the senior certificates (other than the notional amount certificates and the Class PO Certificates) as set forth below, and any remainder of the non-PO amount is allocated to the subordinated certificates:

•
in the case of scheduled principal collections on the mortgage loans, the amount allocated to the senior certificates is based on the ratio of the aggregate class certificate balance of the senior certificates (other than the Class PO Certificates) to the aggregate class certificate balance of all senior and subordinated certificates, other than the Class PO Certificates; and

•
in the case of principal prepayments the amount allocated to the senior certificates is based on a fixed percentage (equal to 100%) until the fifth anniversary of the first distribution date, at which time the percentage will step down as described herein, if the specified conditions are met.

Notwithstanding the foregoing, no decrease in the senior prepayment percentage will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans are satisfied.

Principal will be distributed on each class of senior and subordinated certificates entitled to receive principal payments as described below under

“—Amounts Available for Distributions on the Certificates.”

The notional amount certificates do not have class certificate balances and are not entitled to any distributions of principal but will bear interest during each interest accrual period on their respective notional amounts.

Amounts Available for Distributions on the Certificates

The amount available for distributions on the certificates on any distribution date will generally consist of the following amounts (after the fees and expenses described under the next heading are subtracted):

•	all scheduled installments of interest and principal due and received on the mortgage loans in the applicable period, together with any advances with respect to them;

•
all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer’s normal servicing procedures;

•
net proceeds from the liquidation of defaulted mortgage loans, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

•	subsequent recoveries with respect to mortgage loans;

•
partial or full prepayments collected during the applicable period, together with interest paid in connection with the prepayment (other than certain excess amounts payable to the master servicer) and the compensating interest; and

•
any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or originator or purchased by the master servicer during the applicable period.

Fees and Expenses

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts:

•	the master servicing fee and additional servicing compensation due to the master servicer;

•	the trustee fee due to the trustee;

•	lender paid mortgage insurance premiums, if any;

•
the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement; and

•	all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

Servicing Compensation

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.175% (referred to as the master servicing fee rate). The amount of the master servicing fee is subject to adjustment with respect to certain prepaid mortgage loans.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges, including prepayment charges, and all reinvestment income earned on amounts on deposit in certain of the issuing entity’s accounts and excess proceeds with respect to mortgage loans as described under “Description of the Certificates —Priority of Distributions Among Certificates”.

Source and Priority of Distributions:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

Priority of Distributions

Priority of Distributions Among Certificates

In general, on any distribution date, available funds will be distributed in the following order:

•	to interest on each interest-bearing class of senior certificates, pro rata, based on their respective interest entitlements;

•	to principal of the classes of senior certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below;

•	to any deferred amounts payable on the Class PO Certificates, but only from amounts that would otherwise be distributed on that distribution date as principal of the subordinated certificates;

•
to interest on and then principal of each class of subordinated certificates, in the order of their seniority, beginning with the Class M Certificates, in each case subject to the limitations set forth below; and

•	any remaining available amounts, to the Class

A-R Certificates.

Principal

Accrual Amounts:

On each distribution date up to and including the related accrual termination date, the amount of accrued interest on the Class A-3 Certificates added to its class certificate balance will be distributed as principal, in the following order:

•	to the Class A-1 Certificates, until its class certificate balance is reduced to zero; and

•	to the Class A-3 Certificates, until its class certificate balance is reduced to zero.

On each distribution date up to and including the related accrual termination date, the amount of accrued interest on the Class A-13 Certificates added to its class certificate balance will be distributed as principal in the following order:

•
to the Class A-7 Certificates, in an amount up to the amount necessary to reduce its class certificate balance to its targeted balance for that distribution date (as described under “Principal Balance Schedules” in this free writing prospectus); and

•	to the Class A-13 Certificates, until its class certificate balance is reduced to zero.

On each distribution date up to and including the related accrual termination date, the amount of accrued interest on the Class A-14 Certificates added to its class certificate balance will be distributed as principal in the following order:

•	to the Class A-7 Certificates, in an amount up to the amount necessary to reduce its class certificate balance to its targeted balance for that distribution date;

•	to the Class A-13 Certificates, until its class certificate balance is reduced to zero;

•	to the Class A-7 Certificates, without regard to its targeted balance for that distribution date, until its class certificate balance is reduced to zero; and

•	to the Class A-14 Certificates, until its class certificate balance is reduced to zero.

On each distribution date, the non-PO formula principal amount will be distributed first as principal of the classes of senior certificates (other than the notional amount certificates and the Class PO Certificates) as specified below, and second as principal of the subordinated certificates, in an amount up to the subordinated principal distribution amount.

Senior Certificates (other than the notional amount certificates and the Class PO Certificates):

On each distribution date, after the distribution of accrual amounts, the non-PO formula principal amount, up to the amount of the senior principal distribution amount, will be distributed as principal of the following classes of senior certificates, in the following order:

(1) to the Class A-R Certificates, until its class certificate balance is reduced to zero;

(2) concurrently, to the Class A-10, Class A-11 and Class A-12 Certificates, pro rata, the priority amount (which is zero for the first five years and will increase as described under “Description of the Certificates —Principal” in this free writing prospectus), until their respective class certificate balances are reduced to zero;

(3) concurrently:

(a) 35.1001627519%, sequentially:

(i) sequentially, to the Class A-4, Class A-5 and Class A-6 Certificates, in that order, in an amount up to the amount necessary to reduce their aggregate class certificate balance to their aggregate planned balance for that distribution date (as described under “Principal Balance Schedules” in this free writing prospectus), until their respective class certificate balances are reduced to zero;

(ii) to the Class A-7 Certificates, in an amount up to the amount necessary to reduce its class certificate balance to its targeted balance for that distribution date, until its class certificate balance is reduced to zero;

(iii) to the Class A-13 Certificates, until its class certificate balance is reduced to zero;

(iv) to the Class A-7 Certificates, without regard to its targeted balance for that distribution date, until its class certificate balance is reduced to zero;

(v) to the Class A-14 Certificates, until its class certificate balance is reduced to zero;

(vi) sequentially, to the Class A-4, Class A-5 and Class A-6 Certificates, in that order, without regard to their aggregate planned balance for that distribution date, until their respective class certificate balances are reduced to zero; and

(vii) to the Class A-9 Certificates, until its class certificate balance is reduced to zero; and

(b) 64.8998372481%, sequentially:

(i) sequentially, to the Class A-1 and Class A-3 Certificates, in that order, until their respective class certificate balances are reduced to zero; and

(ii) concurrently, to the Class A-2 and Class A-15 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

(4) concurrently, to the Class A-10, Class A-11 and Class A-12 Certificates, without regard to the priority amount, until their respective class certificate balances are reduced to zero.

Class PO Certificates:

On each distribution date, principal will be distributed to the Class PO Certificates in an amount equal to the lesser of (x) the PO formula principal amount for that distribution date and (y) the product of:

•	available funds remaining after distribution and accretion of interest on the senior certificates; and

•	a fraction, the numerator of which is the PO formula principal amount and the denominator of which is the sum of the PO formula principal amount and the senior principal distribution amount.

Subordinated Certificates; Applicable Credit Support Percentage Trigger:

On each distribution date, to the extent of available funds available therefor, the non-PO formula principal amount, up to the subordinated principal distribution amount, will be distributed as principal of the subordinated certificates in order of seniority, beginning with the Class M Certificates, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the subordinated principal distribution amount (based on its respective class certificate balance); provided, that if the applicable credit support percentage of a class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest distribution priority) is less than the original applicable credit support percentage for that class (referred to as a “restricted class”), each restricted class will not receive distributions of partial principal prepayments and prepayments in full. Instead, the portion of the partial principal prepayments and prepayments in full otherwise distributable to the restricted classes will be allocated to those classes of subordinated certificates that are not restricted classes, pro rata, based upon their respective class certificate balances, and distributed in the sequential order described above.

Allocation of Realized Losses

On each distribution date, the amount of any realized losses on the mortgage loans will be allocated as follows:

•
the PO percentage of any realized losses on a discount mortgage loan will be allocated to the Class PO Certificates; provided, however, that on or before the senior credit support depletion date, (i) those realized losses will be treated as Class PO Deferred Amounts and will be paid on the Class PO Certificates (to the extent funds are available from amounts otherwise allocable to the subordinated principal distribution amount) before distributions of principal on the subordinated certificates and (ii) the class certificate balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of any payments of Class PO Deferred Amounts; and

•	the non-PO percentage of any realized losses will be allocated in the following order:

•
first, to the subordinated certificates in the reverse order of their priority of distribution, beginning with the class of subordinated certificates outstanding, with the lowest distribution priority until their respective class certificate balances are reduced to zero, and

•
second, concurrently, to the senior certificates (other than the notional amount certificates and the Class PO Certificates), pro rata, based upon their respective class certificate balances or, in the case of the accrual certificates, based on the lesser of their respective Class Certificate Balances immediately prior to that Distribution Date and their respective initial Class Certificate Balances, until their respective class certificate balances are reduced to zero, except that the non-PO percentage of any realized losses that would otherwise be allocated to the Class A-2, Class A-4 and Class A-7 Certificates will instead be allocated to the Class A-15, Class A-11 and Class A-12 Certificates, respectively, until their respective class certificate balances are reduced to zero.

In addition, if, on any distribution date, following all distributions and the allocation of realized losses, the aggregate class certificate balance of the senior and subordinated certificates (other than the notional amount certificates) exceeds the pool principal balance, then the class certificate balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of the excess.

Credit Enhancement

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates will have a distribution priority over the classes of subordinated certificates. Among the subordinated certificates offered by this free writing prospectus, the Class M Certificates will have a distribution priority over the Class B Certificates. Within the Class B Certificates, each class of certificates will have a distribution priority over those classes of certificates, if any, with a higher numerical designation.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans, first to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest distribution priority, and second to the senior certificates (other than the notional amount certificates) in accordance with the priorities set forth above under “— Allocation of Realized Losses.”

Further, the class certificate balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of distributions on the Class PO Certificates in reimbursement for the Class PO deferred amounts as described above under “— Allocation of Realized Losses.”

Additionally, as described above under “— Principal Payments,” the senior prepayment percentage (which determines the allocation of the principal prepayments between the senior certificates and the subordinated certificates) will exceed the senior percentage (which represents the senior certificates (other than the notional amount certificates and the Class PO Certificates) as a percentage of all the senior and subordinated certificates (other than the notional amount certificates and the Class PO Certificates) for at least the first 9 years after the closing date. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the mortgage pool evidenced by the subordinated certificates. Increasing the interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

Advances

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Repurchase, Substitution and Purchase of Mortgage Loans

The sellers will be required to repurchase, or substitute, with a replacement mortgage loan, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more according to the MBA Method.

If a borrower requests a reduction to the mortgage rate for the related mortgage loan, the master servicer is required to agree to that reduction if Countrywide Home Loans, Inc., in its corporate capacity, agrees to purchase that mortgage loan from the issuing entity. Countrywide Home Loans, Inc. will be obligated to purchase that mortgage loan upon modification of the mortgage rate by the master servicer.

The purchase price for any mortgage loans repurchased or purchased by a seller or the master servicer will be generally equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).

Optional Termination

The master servicer may purchase all of the remaining assets of the issuing entity and retire all the outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of the mortgage loans and any related real estate owned by the issuing entity is less than or equal to 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

Tax Status

For federal income tax purposes, the issuing entity (exclusive of the corridor contract and the assets in the corridor contract reserve fund) will consist of one or more REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The Class A-7 Certificates will also represent the right to receive yield supplement amounts. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

ERISA Considerations

The offered certificates (other than the Class PO, Class X and Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met.

Legal Investment

The Class A, Class X, Class PO and Class M Certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Description of the Certificates

General

The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of CWMBS, Inc., Countrywide Home Loans, Inc. (or any other seller), Countrywide Home Loans Servicing LP or any of their affiliates.

The Mortgage Pass-Through Certificates, Series 2007-13, will consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class X, Class PO, Class A-R, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. Only the classes of certificates listed on the page 2 are being offered by this free writing prospectus.

When describing the certificates in this free writing prospectus, we use the following terms:

Designation	Classes of Certificates
Senior Certificates
Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7,
Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14,
Class A-15, Class A-R, Class PO and Class X Certificates

Subordinated Certificates	Class M and Class B Certificates
Class A Certificates	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15 and Class A-R Certificates
Class B Certificates	Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates
LIBOR Certificates	Class A-7 and Class A-8 Certificates
Notional Amount Certificates	Class A-8 and Class X Certificates
Principal Only Certificates	Class PO Certificates
Offered Certificates	Class A, Class X, Class PO, Class M, Class B-1 and Class B-2 Certificates

The certificates are generally referred to as the following types:

Class	Type
Class A-1	Senior/Fixed Pass-Through Rate/Accretion Directed
Class A-2	Senior/Fixed Pass-Through Rate/Super Senior
Class A-3	Senior/Fixed Pass-Through Rate/Accrual
Class A-4	Senior/Fixed Pass-Through Rate/Planned Balance/Super Senior
Class A-5	Senior/Fixed Pass-Through Rate/Planned Balance
Class A-6	Senior/Fixed Pass-Through Rate/Planned Balance
Class A-7	Senior/Floating Pass-Through Rate/Targeted Balance/Accretion Directed/Super Senior
Class A-8	Senior/Inverse Floating Pass-Through Rate/Notional Amount/Interest Only
Class A-9	Senior/Fixed Pass-Through Rate

Class	Type
Class A-10	Senior/Fixed Pass-Through Rate/NAS
Class A-11	Senior/Fixed Pass-Through Rate/NAS/Support
Class A-12	Senior/Fixed Pass-Through Rate/NAS/Support
Class A-13	Senior/Fixed Pass-Through Rate/Accrual/Accretion Directed/Companion
Class A-14	Senior/Fixed Pass-Through Rate/Accrual/Companion
Class A-15	Senior/Fixed Pass-Through Rate/Support
Class X	Senior/Variable Pass-Through Rate/Notional Amount/Interest Only
Class PO	Senior/Principal Only
Class A-R	Senior/Fixed Pass-Through Rate/Residual
Subordinated Certificates	Subordinate/Fixed Pass-Through Rate

The Class B-3, Class B-4 and Class B-5 Certificates are not being offered by this free writing prospectus. Any information presented in this free writing prospectus with respect to the Class B-3, Class B-4 and Class B-5 Certificates is provided only to permit a better understanding of the offered certificates.

The senior certificates will have an initial aggregate class certificate balance of approximately $556,275,907 and will evidence in the aggregate an initial beneficial ownership interest of approximately 96.75% in the issuing entity. The subordinated certificates will each evidence the initial beneficial ownership interest in the issuing entity set forth below:

Class of Subordinated Certificates	Initial Beneficial Ownership Interest
Class M	1.85%
Class B-1	0.60%
Class B-2	0.30%
Class B-3	0.20%
Class B-4	0.15%
Class B-5	0.15%

Calculation of Class Certificate Balance

The “Class Certificate Balance” of any class of certificates (other than the notional amount certificates) as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:

•	all amounts previously distributed to holders of certificates of the class as payments of principal;

•	the amount of Realized Losses allocated to the class;

•
in the case of any class of subordinated certificates, any amounts allocated to the class in reduction of its Class Certificate Balance in respect of payments of Class PO Deferred Amounts, as described under “— Allocation of Losses”; and

in the case of the Class A-3, Class A-13 and Class A-14 Certificates, increased by

•	all interest accrued and added to their respective Class Certificate Balances prior to that Distribution Date;

provided, however, that the Class Certificate Balance of each class of senior and subordinated certificates to which Realized Losses have been allocated will be increased sequentially in the order of distribution priority (from highest to lowest) by the amount of Subsequent Recoveries distributed as principal to any class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates. See “The Agreements - Realization Upon Defaulted Loans - Application of Liquidation Proceeds” in the prospectus.

In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all classes of senior and subordinated certificates, following all distributions and the allocation of all Realized Losses on any Distribution Date, exceeds the aggregate Stated Principal Balance of the mortgage loans as of the Due Date occurring in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period).

Notional Amount Certificates

The Class A-8 and Class X Certificates are notional amount certificates.

The notional amount for the interest accrual period for any Distribution Date and:

•	the Class A-8 Certificates will equal the Class Certificate Balance of the Class A-7 Certificates immediately prior to such Distribution Date; and

•
the Class X Certificates will equal the aggregate Stated Principal Balance of the Non-Discount mortgage loans as of the Due Date in the preceding calendar month (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date).

Book-Entry Certificates; Denominations

The offered certificates (other than the Class A-R Certificates) will be book entry certificates (the “Book Entry Certificates”). The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Persons acquiring beneficial ownership interests in the Book Entry Certificates (“Certificate Owners”) will hold their Book Entry Certificates through the Depository Trust Company (“DTC”) in the United States or the Euroclear System (“Euroclear”), in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. Each class of Book Entry Certificates will be issued in one or more certificates that will equal the aggregate principal balance of the applicable Class of the Book Entry Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Euroclear will hold omnibus positions on behalf of their participants through customers’ securities accounts in Euroclear’s name on the book of its depositary which in turn will hold such positions in customers’ securities accounts in the depositaries’ names on the books of DTC. JPMorgan Chase will act as depositary for Euroclear (in such capacity the “Depositary”. Investors may hold such beneficial interests in the Book Entry Certificates (other than the Class A-9 Certificates) in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1 in excess thereof. Investors may hold such beneficial interests in the Class A-9 Certificates in minimum denominations representing an original principal amount of $1,000 and integral multiples of $1 in excess thereof. Except as described below, no person acquiring a beneficial ownership in a Book Entry Certificate (each, a “beneficial owner”) will be entitled to receive a physical certificate representing such person’s beneficial ownership interest in such Book Entry Certificate (a “Definitive Certificate”). Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations (“Participants”) and DTC.

The beneficial owner’s ownership of a Book Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a “Financial Intermediary”) that maintains the beneficial owner’s account for such purpose. In turn, the Financial Intermediary’s ownership of such Book Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner’s Financial Intermediary is not a DTC participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

Certificate Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the Trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the “Rules”), DTC is required to make book entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly (“Indirect Participants”), with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Offered Certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book Entry Certificates, by book entry transfer, through DTC for the account of the purchasers of such Book Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC’s normal procedures, transfers of ownership of Book Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

Because of time zone differences, credits of securities received Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear Participants on such business day. Cash received in Euroclear, as a result of sales of securities by or through a Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures, relating to the Offered Certificates, see “Material Federal Income Tax Consequences — Tax Treatment of Foreign Investors” in the prospectus and “Global, Clearance, Settlement And Tax Documentation Procedures — Certain U.S. Federal Income Tax Documentation Requirements” in Annex I hereto.

Cross market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of Euroclear by its Depositary; however, such cross market transactions will require delivery of instructions to Euroclear by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). Euroclear will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Euroclear Participants may not deliver instructions directly to its Depositaries.

DTC, which is a New York chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

Euroclear was created in 1968 to hold securities for participants of Euroclear (“Euroclear Participants”) and to clear and settle transactions between Euroclear Participants through simultaneous electronic book entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the “Cooperative”). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the “Terms and Conditions”). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

Distributions on the Book Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC’s normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book Entry Certificates that it represents.

Under a book entry format, beneficial owners of the Book Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede & Co. Distributions with respect to Offered Certificates held through Euroclear will be credited to the cash accounts of Euroclear Participants in accordance with the relevant system’s rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See “Material Federal Income Tax Consequences — Tax Treatment of Foreign Investors” in the prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book Entry Certificates, may be limited due to the lack of physical certificates for such Book Entry Certificates. In addition, issuance of the Book Entry Certificates in book entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

Monthly and annual reports on the issuing entity provided by the Master Servicer to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book Entry Certificates of such beneficial owners are credited.

DTC has advised the Depositor and the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book Entry Certificates under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book Entry Certificates. The Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book Entry Certificate under the Pooling and Servicing Agreement on behalf of a Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book Entry Certificates which conflict with actions taken with respect to other Book Entry Certificates.

Definitive Certificates will be issued to beneficial owners of the Book Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book Entry Certificates and the Depositor or the Trustee is unable to locate a qualified successor or (b) after the occurrence of an event of default (as defined in the Pooling and Servicing Agreement), beneficial owners having not less than 51% of the voting rights evidenced by the Offered Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book Entry Certificates and instructions for re registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as holders of the related Offered Certificates under the Pooling and Servicing Agreement.

Although DTC and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

For a description of the procedures generally applicable to the book entry certificates, see “Description of the Securities — Book Entry Registration of Securities” in the prospectus.

Determination of LIBOR

The LIBOR Certificates will bear interest during their initial interest accrual period at the applicable initial pass-through rates set forth in the table under “— Interest” below, and during each interest accrual period thereafter at the applicable rate determined as described in the table under “— Interest” below.

LIBOR applicable to an interest accrual period for the LIBOR Certificates will be determined on the second business day prior to the commencement of that interest accrual period (a “LIBOR Determination Date”). On each LIBOR Determination Date, the trustee, as calculation agent, will establish LIBOR for the related interest accrual period on the basis of the rate for one-month deposits in U.S. dollars quoted on the Bloomberg Terminal for that LIBOR Determination Date.

If on any LIBOR Determination Date, the calculation agent is unable to calculate LIBOR in accordance with the method set forth in the immediately preceding paragraph, LIBOR for the next interest accrual period will be calculated in accordance with the method described in the prospectus under “Description of the Securities — Indices Applicable to Floating Rate and Inverse Floating Rate Classes — LIBOR.”

If on the initial LIBOR Determination Date, the calculation agent is required but unable to determine LIBOR in the manner provided in this free writing prospectus, LIBOR for the next interest accrual period will be 5.32%.

Payments on Mortgage Loans; Accounts

Certificate Account. On or before the closing date, the master servicer will establish an account (the “Certificate Account”), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, FSB, which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of mortgage loans subsequent to the cut-off date (other than in respect of principal and interest due on the mortgage loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

•	all payments on account of principal on the mortgage loans, including principal prepayments;

•
all payments on account of interest on the mortgage loans, net of the related master servicing fee (as adjusted by Compensating Interest payments), any lender paid mortgage insurance premiums and any prepayment interest excess;

•
all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the mortgagor in accordance with the master servicer’s normal servicing procedures;

•	any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

•	any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly income from REO Property;

•	all substitution adjustment amounts; and

•	all advances made by the master servicer.

Prior to their deposit into the Certificate Account, payments and collections on the mortgage loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see “Risk Factors — Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Securities” in the prospectus.

The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

•
to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer) described above under “Servicing of Mortgage Loans—Servicing Compensation and Payment of Expenses”;

•
to reimburse each of the master servicer and the trustee for unreimbursed advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the mortgage loan(s) in respect of which any such advance was made;

•
to reimburse each of the master servicer and the trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer’s certificate indicating the amount of the nonrecoverable advance and identifying the related mortgage loan(s), and their respective portions of the nonrecoverable advance);

•	to reimburse the master servicer for insured expenses from the related insurance proceeds;

•
to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, “Servicing Advances”), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

•
to pay to the purchaser, with respect to each mortgage loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such mortgage loan after the date of such purchase;

•	to reimburse the sellers and the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

•	to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

•	to withdraw an amount equal to the sum of (a) the Available Funds and (b) the trustee fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

•	to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

The master servicer is required to maintain separate accounting, on a mortgage loan by mortgage loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds and the trustee fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the “Distribution Account”). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

•	the aggregate amount remitted by the master servicer to the trustee; and

•	any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under “— Priority of Distributions Among Certificates” and may from time to time make withdrawals from the Distribution Account:

•	to pay the trustee fee to the trustee;

•	to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

•
to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

•	to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the mortgage loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

Investments of Amounts Held in Accounts

The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer’s own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

The Corridor Contract Reserve Fund. Funds in the Corridor Contract Reserve Fund will not be invested.

Fees and Expenses

The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

Type / Recipient (1)	Amount	General Purpose	Source (2)	Frequency
Fees
Master Servicing Fee / Master Servicer	One-twelfth of the Stated Principal Balance of each mortgage loan multiplied by the master servicing fee rate (3)	Compensation	Amounts on deposit in the Certificate Account representing payments of interest and application of liquidation proceeds with respect to that mortgage loan	Monthly

	• Prepayment interest excess	Compensation	Interest paid by obligors with respect to certain prepayments on the mortgage loans	Monthly

	• All late payment fees, assumption fees and other similar charges including prepayment charges	Compensation	Payments made by obligors with respect to the mortgage loans	Time to time

	• All investment income earned on amounts on deposit in the Certificate Account and Distribution Account.	Compensation	Investment income related to the Certificate Account and the Distribution Account	Monthly

	• Excess Proceeds (4)	Compensation	Liquidation proceeds and Subsequent Recoveries	Time to time

Trustee Fee (the “Trustee Fee”) / Trustee	One-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the outstanding mortgage loans. (5)	Compensation	Amounts on deposit in the Certificate Account or the Distribution Account	Monthly
Expenses
Insured expenses / Master Servicer	Expenses incurred by the master servicer	Reimbursement of Expenses	To the extent the expenses are covered by an insurance policy with respect to the mortgage loan	Time to time

Servicing Advances / Master Servicer	To the extent of funds available, the amount of any Servicing Advances.	Reimbursement of Expenses
With respect to each mortgage loan, late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that mortgage loan (6)
Time to time

Indemnification expenses / the sellers, the master servicer and the depositor	Amounts for which the sellers, the master servicer and depositor are entitled to indemnification (7)	Indemnification	Amounts on deposit on the Certificate Account.	Monthly

_________

(1)
If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement. See “The Agreements— Amendment” in the prospectus.

(2)
Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3)
The master servicing fee rate for each mortgage loan will equal 0.175% per annum. The amount of the monthly master servicing fee is subject to adjustment with respect to mortgage loans that are prepaid in full.

(4)
“Excess Proceeds” with respect to a liquidated mortgage loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the mortgage loan plus (ii) accrued interest on the mortgage loan at the mortgage rate during each Due Period as to which interest was not paid or advanced on the mortgage loan.

(5)	The “Trustee Fee Rate” is equal to 0.009% per annum.

(6)
Reimbursement of Servicing Advances for a mortgage loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that mortgage loan.

(7)	Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses.

Distributions

Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in July 2007 (each, a “Distribution Date”), to the persons in whose names the certificates are registered at the close of business on the Record Date. The “Record Date” for any Distribution Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.

Distributions on each Distribution Date will be made by check mailed to the address of the person entitled to it as it appears on the applicable certificate register or, in the case of a certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more or who holds a notional amount certificate and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of the certificates at the corporate trust office of the trustee.

Priority of Distributions Among Certificates

As more fully described in this free writing prospectus, distributions will be made on each Distribution Date from Available Funds in the following order:

•	to interest on each interest-bearing class of senior certificates, pro rata, based on their respective interest entitlements;

•
to principal of the classes of senior certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth under “Description of the Certificates — Principal” in this free writing prospectus in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes on the Distribution Date;

•
to any Class PO Deferred Amounts with respect to the Class PO Certificates, but only from amounts that would otherwise be distributed on the Distribution Date as principal of the subordinated certificates;

•
to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, beginning with the Class M Certificates, in each case subject to the limitations set forth under “Description of the Certificates — Interest” and “— Principal” in this free writing prospectus; and

•	any remaining available amounts, to the Class A-R Certificates.

“Available Funds” for any Distribution Date will equal the sum of:

•
all scheduled installments of interest (net of the related Expense Fees and premiums in respect of lender paid primary mortgage insurance on a mortgage loan) and principal due on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

•
all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the master servicer’s normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted mortgage loans, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries;

•
all partial or full prepayments received during the related Prepayment Period, together with all interest paid in connection with those payments, other than certain excess amounts, and Compensating Interest; and

•
amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by the related seller or the master servicer as of the Distribution Date;

reduced by amounts in reimbursement for advances previously made and other amounts as to which the master servicer is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement.

Interest

Pass-Through Rates. The classes of offered certificates will have their respective pass-through rates set forth on page 2 or as described below.

LIBOR Certificates

Each class of LIBOR Certificates will bear interest during its initial interest accrual period at the Initial Pass-Through Rate set forth below, and will bear interest during each interest accrual period thereafter, subject to the applicable Maximum and Minimum Pass-Through Rates, at the per annum rate determined by reference to LIBOR as described below:

Class	Initial Pass-Through Rate	Maximum/Minimum Pass-Through Rate	Formula for Calculation of Class Pass-Through Rate
Class A-7	5.92%	6.00%/0.60%	LIBOR + 0.60%
Class A-8	0.08%	5.40%/0.00%	5.40% - LIBOR

Class X Certificates

The pass-through rate of the Class X Certificates for the interest accrual period for any Distribution Date will be equal to the excess of (a) the weighted average of the net mortgage rates of the Non-Discount mortgage loans, weighted on the basis of the Stated Principal Balances thereof as of the Due Date in the preceding calendar month (after giving effect to prepayments received in the Prepayment Period related to such prior Due Date), over (b) 6.00%. The pass-through rate for the Class X Certificates for the interest accrual period for the first Distribution Date is expected to be approximately 0.26904% per annum.

Interest Entitlement. With respect to each Distribution Date for all of the interest- bearing certificates (other than the LIBOR Certificates), the interest accrual period will be the calendar month preceding the month of the Distribution Date. The interest accrual period for the LIBOR Certificates will be the one-month period commencing on the 25th day of the month before the month in which that Distribution Date occurs and ending on the 24th day of the month in which the Distribution Date occurs. Each interest accrual period will be deemed to consist of 30 days. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

On each Distribution Date, to the extent of funds available therefor, each interest-bearing class of certificates will be entitled to receive or accrete an amount allocable to interest for the related interest accrual period. This “interest entitlement” for any interest-bearing class will be equal to the sum of:

•	interest at the applicable pass-through rate on the related Class Certificate Balance or notional amount, as the case may be, immediately prior to that Distribution Date; and

•
the sum of the amounts, if any, by which the amount described in the immediately preceding bullet point on each prior Distribution Date exceeded the amount actually distributed or accreted as interest on the prior Distribution Dates and not subsequently distributed or accreted (which are called unpaid interest amounts).

The Class A-3, Class A-13 and Class A-14 Certificates are accrual certificates. Interest will accrue on the accrual certificates during each interest accrual period at a per annum rate of 6.00%. However, these accrued interest amounts will not be distributed as interest to the accrual certificates until the related accrual termination date, which is the earlier of:

•	the date on which the Class Certificate Balance of each class of subordinated certificates is reduced to zero; and

•	in the case of the Class A-3 Certificates, the Distribution Date on which the Class Certificate Balance of the Class A-1 Certificates is reduced to zero,

•	in the case of the Class A-13 Certificates, the Distribution Date on which the Class Certificate Balance of the Class A-7 Certificates is reduced to zero, or

•	in the case of the Class A-14 Certificates, the Distribution Date on which the aggregate Class Certificate Balance of the Class A-7 and Class A-13 Certificates is reduced to zero.

This accrued and unpaid interest will be added to the Class Certificate Balance of the applicable class of accrual certificates on the related Distribution Date.

The Class PO Certificates are principal only certificates and will not bear interest.

For each Distribution Date on or prior to the Corridor Contract Termination Date, in addition to the interest entitlement described above, the Class A-7 Certificates will be entitled to receive the yield supplement amount, if any, from payments under the Corridor Contract. See “—The Corridor Contract” in this free writing prospectus.

Allocation of Net Interest Shortfalls

The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of “Net Interest Shortfalls” for the Distribution Date. With respect to any Distribution Date, the “Net Interest Shortfall” is equal to the sum of:

•	any net prepayment interest shortfalls for the Distribution Date, and

•	the amount of interest that would otherwise have been received with respect to any mortgage loan that was the subject of a Relief Act Reduction or a Debt Service Reduction.

With respect to any Distribution Date, a “net prepayment interest shortfall” is the amount by which the aggregate of the prepayment interest shortfalls experienced by the mortgage loans exceeds the Compensating Interest for that Distribution Date.

A “prepayment interest shortfall” is the amount by which interest paid by a borrower in connection with a prepayment of principal on a mortgage loan during the portion of the related Prepayment Period occurring in the calendar month preceding the month of the Distribution Date is less than one month’s interest at the related mortgage rate less the master servicing fee rate on the Stated Principal Balance of the mortgage loan.

A “Relief Act Reduction” is a reduction in the amount of the monthly interest payment on a mortgage loan pursuant to the Servicemembers Civil Relief Act or similar state laws. See “The Agreements — Certain Legal Aspects of the Loans — Servicemembers Civil Relief Act” in the prospectus.

A “Debt Service Reduction” is the modification of the terms of a mortgage loan in the course of a borrower’s bankruptcy proceeding, allowing for the reduction of the amount of the monthly payment on the related mortgage loan.

Net Interest Shortfalls on any Distribution Date will be allocated pro rata among all classes of senior and subordinated certificates entitled to receive distributions of interest on such Distribution Date, based on the amount of interest each such class of certificates would otherwise be entitled to receive or accrete on such Distribution Date, in each case before taking into account any reduction in such amounts from Net Interest Shortfalls.

If on a particular Distribution Date, Available Funds in the Certificate Account applied in the order described above under “— Priority of Distributions Among Certificates” are not sufficient to make a full distribution or accretion of the interest entitlement on the certificates, interest will be distributed or accreted on each class of certificates of equal priority based on the amount of interest it would otherwise have been entitled to receive or accrete in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each class of certificates will be entitled to receive or accrete on the next Distribution Date. A shortfall could occur, for example, if losses realized on the mortgage loans were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

The Corridor Contract

The Class A-7 Certificates will have the benefit of an interest rate corridor contract with Bear Stearns Financial Products Inc. (the “Corridor Contract Counterparty”), which will be evidenced by a confirmation between the Corridor Contract Counterparty and the trustee on behalf of the issuing entity (the “Corridor Contract”).

Pursuant to the Corridor Contract, the terms of an ISDA Master Agreement were incorporated into the confirmation of the Corridor Contract, as if such an ISDA Master Agreement had been executed by the trustee and the Corridor Contract Counterparty on the date that such Corridor Contract was executed. The Corridor Contract is also subject to certain ISDA definitions, as published by the International Swaps and Derivatives Association, Inc.

On each Distribution Date beginning with the Distribution date in August 2007, up to and including the Distribution Date in October 2022 (the “Corridor Contract Termination Date”), the amount payable by the Corridor Contract Counterparty under the Corridor Contract will equal the product of:

(i) the excess, if any, of (x) the lesser of (A) One-Month LIBOR (as determined by the Corridor Contract Counterparty) and (B) 8.90% over (y) 5.40%,

(ii) the lesser of (x) the Corridor Contract Notional Balance for the related Distribution Date and (y) the Class Certificate Balance of the Class A-7 Certificates immediately prior to that Distribution Date, and

(iii) (x) the number of days in the related interest accrual period (calculated on the basis of a 360-day year consisting of twelve 30-day months) divided by (y) 360.

On or prior to the Corridor Contract Termination Date, amounts (if any) received under the Corridor Contract by trustee will be used to pay the Yield Supplement Amount as described below under “—The Corridor Contract Reserve Fund.”

The Corridor Contract Notional Balance is based on the mortgage loans having a constant prepayment rate equal to 300% of the Prepayment Assumption.

The “Corridor Contract Notional Balance” is as described in the following table:

Month of Distribution Date	Corridor Contract Notional Balance ($)
August 2007	66,629,794.19
September 2007	66,220,545.10
October 2007	65,709,257.12
November 2007	65,096,088.44
December 2007	64,381,352.18
January 2008	63,565,517.17
February 2008	63,097,228.98
March 2008	62,571,193.37
April 2008	61,988,142.07
May 2008	61,348,934.88
June 2008	60,654,558.62
July 2008	59,906,125.74
August 2008	59,104,872.45
September 2008	58,252,156.66
October 2008	57,349,455.37
November 2008	56,398,361.81
December 2008	55,400,582.16
January 2009	54,357,931.97
February 2009	53,272,332.21
March 2009	52,145,804.94
April 2009	50,980,468.73
May 2009	49,778,533.74
June 2009	48,542,296.47
July 2009	47,274,134.29
August 2009	45,976,499.64
September 2009	44,651,914.03
October 2009	43,302,961.75
November 2009	41,932,283.44
December 2009	40,542,569.42
January 2010	39,185,049.17
February 2010	37,863,549.16
March 2010	36,577,381.80
April 2010	35,325,871.45
May 2010	34,108,354.27
June 2010	32,924,177.97
July 2010	31,772,701.63
August 2010	30,653,295.53
September 2010	29,565,340.93
October 2010	28,508,229.90
November 2010	27,481,365.14
December 2010	26,484,159.79
January 2011	25,516,037.28
February 2011	24,576,431.10
March 2011	23,664,784.71
April 2011	22,780,551.31
May 2011	21,923,193.68
June 2011	21,092,184.07
July 2011	20,287,003.98
August 2011	19,507,144.01
September 2011	18,752,103.77
October 2011	18,021,391.63
November 2011	17,314,524.66
December 2011	16,631,028.43
January 2012	15,970,436.88
February 2012	15,332,292.19
March 2012	14,716,144.62
April 2012	14,121,552.39
May 2012	13,548,081.54
June 2012	12,995,305.80
July 2012	12,462,806.44
August 2012	12,028,936.00
September 2012	11,613,924.93
October 2012	11,217,379.50
November 2012	10,838,913.02
December 2012	10,478,145.70
January 2013	10,134,704.57
February 2013	9,808,223.35
March 2013	9,498,342.32
April 2013	9,204,708.23
May 2013	8,926,974.17
June 2013	8,664,799.49
July 2013	8,417,849.66
August 2013	8,209,774.19
September 2013	8,015,847.42
October 2013	7,835,756.82
November 2013	7,669,195.52
December 2013	7,515,862.27
January 2014	7,375,461.30
February 2014	7,247,702.27
March 2014	7,132,300.15
April 2014	7,028,975.11
May 2014	6,937,452.49
June 2014	6,857,462.64
July 2014	6,788,740.89
August 2014	6,738,518.10
September 2014	6,687,440.52
October 2014	6,635,557.87
November 2014	6,582,918.32
December 2014	6,529,568.61
January 2015	6,475,554.03
February 2015	6,420,918.47
March 2015	6,365,704.48
April 2015	6,309,953.27
May 2015	6,253,704.75
June 2015	6,196,997.60
July 2015	6,139,869.23
August 2015	6,077,210.57
September 2015	6,014,517.49
October 2015	5,951,814.37
November 2015	5,889,124.68
December 2015	5,826,471.06
January 2016	5,763,875.28
February 2016	5,701,358.30
March 2016	5,638,940.28
April 2016	5,576,640.64
May 2016	5,514,478.00
June 2016	5,452,470.28
July 2016	5,390,634.68
August 2016	5,325,752.37
September 2016	5,261,379.29
October 2016	5,197,518.19
November 2016	5,134,171.62
December 2016	5,071,341.83
January 2017	5,009,030.85
February 2017	4,947,240.47
March 2017	4,885,972.26
April 2017	4,825,227.55
May 2017	4,765,007.49
June 2017	4,705,312.98
July 2017	4,642,422.86
August 2017	4,579,853.28
September 2017	4,517,879.24
October 2017	4,456,500.41
November 2017	4,395,716.25
December 2017	4,335,526.09
January 2018	4,275,929.04
February 2018	4,216,924.09
March 2018	4,158,510.03

Month of Distribution Date	Corridor Contract Notional Balance ($)
April 2018	4,100,685.54
May 2018	4,043,449.12
June 2018	3,986,799.16
July 2018	3,930,733.88
August 2018	3,875,251.39
September 2018	3,820,349.68
October 2018	3,766,026.61
November 2018	3,712,279.93
December 2018	3,659,107.28
January 2019	3,606,506.19
February 2019	3,554,474.10
March 2019	3,503,008.34
April 2019	3,452,106.15
May 2019	3,401,764.70
June 2019	3,351,981.04
July 2019	3,302,752.18
August 2019	3,254,075.03
September 2019	3,205,946.42
October 2019	3,158,363.14
November 2019	3,111,321.88
December 2019	3,064,819.30
January 2020	3,018,851.98
February 2020	2,973,416.44
March 2020	2,928,509.17
April 2020	2,884,126.58
May 2020	2,840,265.07
June 2020	2,796,920.95
July 2020	2,754,090.54
August 2020	2,711,770.08
September 2020	2,669,955.78
October 2020	2,628,643.85
November 2020	2,587,830.42
December 2020	2,547,511.62
January 2021	2,507,683.56
February 2021	2,468,342.29
March 2021	2,429,483.88
April 2021	2,299,239.31
May 2021	2,152,620.73
June 2021	2,008,646.73
July 2021	1,867,271.18
August 2021	1,728,448.74
September 2021	1,592,134.85
October 2021	1,458,285.71
November 2021	1,326,858.26
December 2021	1,197,810.18
January 2022	1,071,099.87
February 2022	946,686.44
March 2022	824,529.71
April 2022	704,590.17
May 2022	586,828.99
June 2022	471,208.01
July 2022	357,689.73
August 2022	246,237.26
September 2022	136,814.38
October 2022	29,385.47
November 2022 and thereafter	0.00

The Corridor Contract is scheduled to remain in effect up to and including the Corridor Contract Termination Date.

The Corridor Contract will be subject to early termination only in limited circumstances. These circumstances generally include certain insolvency or bankruptcy events in relation to the Corridor Contract Counterparty, the failure by the Corridor Contract Counterparty (within three business days after notice of the failure is received by the Corridor Contract Counterparty) to make a payment due under the Corridor Contract or the Corridor Contract becoming illegal or subject to certain kinds of taxation.

It will be an additional termination event under the Corridor Contract if the Corridor Contract Counterparty has failed to deliver any information, report, certification or accountants’ consent when and as required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1115(b)(1) or (b)(2) of the Asset Backed Securities Regulation, 17 C.F.R. §§229.1100-229.1123 (“Regulation AB”) with respect to certain reporting obligations of the depositor with respect to the issuing entity, which continues unremedied for the time period provided in the Corridor Contract, and the Corridor Contract Counterparty fails to transfer the Corridor Contract, at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants’ consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, (ii) satisfies any rating requirement set forth in the Corridor Contract, and (iii) is approved by the depositor (which approval shall not be unreasonably withheld and which approval is not needed if such assignment is to a subsidiary of The Bear Stearns Companies, Inc., provided the depositor is given notice) and any rating agency, if applicable.

If the Corridor Contract is terminated early, the Corridor Contract Counterparty may owe a termination payment, payable in a lump sum. Any termination payment received from the Corridor Contract Counterparty will be paid to the trustee on behalf of the issuing entity and will be deposited into the Corridor Contract Reserve Fund and applied on future Distribution Dates to pay any Yield Supplement Amount on the Class A-7 Certificates, until the Corridor Contract Termination Date. However, if a termination occurs, there can be no assurance that a termination payment will be paid to the trustee.

The pooling and servicing agreement does not provide for the substitution of a replacement corridor contract in the event of a termination of the Corridor Contract or in any other circumstance.

The significance percentage for the Corridor Contract is less than 10%. The “significance percentage” for the Corridor Contract is the percentage that the significance estimate of the Corridor Contract represents of the Class Certificate Balance of the Class A-7 Certificates. The “significance estimate” of the Corridor Contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of the Corridor Contract, made in substantially the same manner as that used in Countrywide Home Loans’ internal risk management process in respect of similar instruments.

Bear Stearns Financial Products Inc. (“BSFP”), a Delaware corporation, is a bankruptcy remote derivatives product company based in New York, New York that has been established as a wholly owned subsidiary of The Bear Stearns Companies, Inc. BSFP engages in a wide array of over-the-counter interest rate, currency, and equity derivatives, typically with counterparties who require a highly rated derivative provider. As of the date of this free writing prospectus, BSFP has a ratings classification of “AAA” from Standard & Poor’s and “Aaa” from Moody’s Investors Service.

The information contained in the preceding paragraph has been provided by BSFP for use in this free writing prospectus. BSFP has not been involved in the preparation of, and does not accept responsibility for, this free writing prospectus as a whole or the prospectus.

The offered certificates do not represent an obligation of the Corridor Contract Counterparty. The holders of the offered certificates are not parties to or beneficiaries under the Corridor Contract and will not have any right to proceed directly against the Corridor Contract Counterparty in respect of its obligations under the Corridor Contract.

The Corridor Contract will be filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K after the closing date.

The Corridor Contract Reserve Fund

The pooling and servicing agreement will require the trustee to establish an account (the “Corridor Contract Reserve Fund”), which will be held in trust by the trust, on behalf of the holders of the Class A-7 Certificates. On the closing date, the depositor will cause $1,000 to be deposited in the Corridor Contract Reserve Fund. The Corridor Contract Reserve Fund will not be an asset of any REMIC or the issuing entity.

On each Distribution Date, the trustee will deposit in the Corridor Contract Reserve Fund any amounts received in respect of the Corridor Contract for the related interest accrual period. On each Distribution Date, such amounts received in respect of the Corridor Contract will be distributed to the Class A-7 Certificates to the extent necessary to pay the Yield Supplement Amount. Any remaining amounts will be distributed to Bear, Stearns & Co. Inc. and will not be available to make payments on the Class A-7 Certificates on that Distribution Date or any future Distribution Dates. On the Distribution Date immediately following the earlier of (i) the Corridor Contract Termination Date and (ii) the date on which the Class Certificate Balance of the Class A-7 Certificates has been reduced to zero, all amounts remaining in the Corridor Contract Reserve Fund will be distributed to Bear, Stearns & Co. Inc.

For any Distribution Date, on or prior to the Corridor Contract Termination Date, the “Yield Supplement Amount” will be an amount equal to interest for the related interest accrual period on the Class Certificate Balance of the Class A-7 Certificates immediately prior to such Distribution Date at a rate equal to the excess, if any, of (i) the lesser of LIBOR and 8.90% over (ii) 5.40%.

Principal

General. All payments and other amounts received in respect of principal of the mortgage loans will be allocated as described under “— Priority of Distributions Among Certificates” between the Class PO Certificates, on the one hand, and the senior certificates (other than the notional amount certificates and the Class PO Certificates) and the subordinated certificates, on the other hand, in each case based on the applicable PO Percentage and the applicable Non-PO Percentage, respectively, of those amounts.

The Non-PO Percentage with respect to any mortgage loan with a net mortgage rate less than 6.00% (each a “Discount mortgage loan”) will be equal to the net mortgage rate divided by 6.00%. The Non-PO Percentage with respect to any mortgage loan with a net mortgage rate equal to or greater than 6.00% (each a “Non-Discount mortgage loan”) will be 100%. The PO Percentage with respect to any Discount mortgage loan will equal (6.00% minus the net mortgage rate) divided by 6.00%. The PO Percentage with respect to any Non-Discount mortgage loan will be 0%.

Non-PO Formula Principal Amount. On each Distribution Date, the Non-PO Formula Principal Amount will be distributed as principal of the senior certificates (other than the notional amount certificates and the Class PO Certificates) in an amount up to the Senior Principal Distribution Amount and as principal of the subordinated certificates, in an amount up to the Subordinated Principal Distribution Amount.

The “Non-PO Formula Principal Amount” for any Distribution Date will equal the sum of:

(i)	the sum of the applicable Non-PO Percentage of,

(a)	all monthly payments of principal due on each mortgage loan on the related Due Date,

(b)
the principal portion of the purchase price of each mortgage loan that was repurchased by the related seller or another person pursuant to the pooling and servicing agreement as of the Distribution Date,

(c)	the Substitution Adjustment Amount in connection with any deleted mortgage loan received with respect to the Distribution Date,

(d)
any insurance proceeds or liquidation proceeds allocable to recoveries of principal of mortgage loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

(e)
with respect to each mortgage loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to the mortgage loan, and

(f)	all partial and full principal prepayments by borrowers received during the related Prepayment Period, and

(ii) (A)  any Subsequent Recoveries received during the calendar month preceding the month of the Distribution Date, or (B) with respect to Subsequent Recoveries attributable to a Discount mortgage loan which incurred a Realized Loss after the Senior Credit Support Depletion Date, the Non-PO Percentage of any Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date.

Accrual Amounts.

Class A-3 Accrual Amount. On each Distribution Date up to and including the related Accrual Termination Date, the amount of accrued interest on the Class A-3 Certificates added to its Class Certificate Balance will be distributed as principal in the following order:

(1) to the Class A-1 Certificates, until its Class Certificate Balance is reduced to zero; and

(2) to the Class A-3 Certificates, until its Class Certificate Balance is reduced to zero.

Class A-13 Accrual Amount. On each Distribution Date up to and including the related Accrual Termination Date, the amount of accrued interest on the Class A-13 Certificates added to its Class Certificate Balance will be distributed as principal in the following order:

(1)	to the Class A-7 Certificates, in an amount up to the amount necessary to reduce its Class Certificate Balance to its Targeted Balance for that Distribution Date; and

(2)	to the Class A-13 Certificates, until its Class Certificate Balance is reduced to zero.

Class A-14 Accrual Amount. On each Distribution Date up to and including the related Accrual Termination Date, the amount of accrued interest on the Class A-14 Certificates added to its Class Certificate Balance will be distributed as principal in the following order:

(1)	to the Class A-7 Certificates, in an amount up to the amount necessary to reduce its Class Certificate Balance to its Targeted Balance for that Distribution Date;

(2)	to the Class A-13 Certificates, until its Class Certificate Balance is reduced to zero;

(3)	to the Class A-7 Certificates, without regard to its Targeted Balance for that Distribution Date, until its Class Certificate Balance is reduced to zero; and

(4)	to the Class A-14 Certificates, until its Class Certificate Balance is reduced to zero.

Senior Principal Distribution Amount. On each Distribution Date, after distribution of the accrual amounts, the Non-PO Formula Principal Amount, up to the amount of the Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates in the following order:

(1)	to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero; and

(2)	concurrently, to the Class A-10, Class A-11 and Class A-12 Certificates, pro rata, the Priority Amount, until their respective Class Certificate Balances are reduced to zero;

(3)	concurrently:

(a) 35.1001627519%, sequentially:

(i) sequentially, to the Class A-4, Class A-5 and Class A-6 Certificates, in that order, in an amount up to the amount necessary to reduce their aggregate Class Certificate Balance to their Aggregate Planned Balance for that Distribution Date, until their respective Class Certificate Balances are reduced to zero;

(ii) to the Class A-7 Certificates, in an amount up to the amount necessary to reduce its Class Certificate Balance to its Targeted Balance for that Distribution Date;

(iii) to the Class A-13 Certificates, until its Class Certificate Balance is reduced to zero;

(iv) to the Class A-7 Certificates, without regard to its Targeted Balance for that Distribution Date, until its Class Certificate Balance is reduced to zero;

(v) to the Class A-14 Certificates, until its Class Certificate Balance is reduced to zero;

(vi) sequentially, to the Class A-4, Class A-5 and Class A-6 Certificates, in that order, without regard to their Aggregate Planned Balance for that Distribution Date, until their respective Class Certificate Balances are reduced to zero; and

(vii) to the Class A-9 Certificates, until its Class Certificate Balance is reduced to zero; and

(b) 64.8998372481%, sequentially:

(i) sequentially, to the Class A-1 and Class A-3 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

(ii) concurrently, to the Class A-2 and Class A-15 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

(4) concurrently, to the Class A-10, Class A-11 and Class A-12 Certificates, without regard to the Priority Amount, until their respective Class Certificate Balances are reduced to zero.

Notwithstanding the foregoing, on each Distribution Date on and after the Senior Credit Support Depletion Date, the Non-PO Formula Principal Amount will be distributed, concurrently, as principal of the classes of senior certificates (other than the notional amount certificates and the Class PO Certificates), pro rata, in accordance with their respective Class Certificate Balances immediately before that Distribution Date.

The capitalized terms used herein shall have the following meanings:

“Priority Amount” for any Distribution Date will equal the sum of (i) the product of (A) the Scheduled Principal Distribution Amount, (B) the Shift Percentage and (C) the Priority Percentage and (ii) the product of (A) the Unscheduled Principal Distribution Amount, (B) the Shift Percentage and (C) the Priority Percentage.

“Priority Percentage” for any Distribution Date will equal the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Class A-10, Class A-11 and Class A-12 Certificates immediately prior to such Distribution Date, and the denominator of which is the aggregate Class Certificate Balance of the senior and subordinated certificates (other than the notional amount certificates and Class PO Certificates) immediately prior to such Distribution Date.

“Scheduled Principal Distribution Amount” for any Distribution Date will equal the Non-PO Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-PO Formula Principal Amount for such Distribution Date.

“Unscheduled Principal Distribution Amount” for any Distribution Date will equal the sum of (i) with respect to each mortgage loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the applicable Non-PO Percentage of the liquidation proceeds allocable to principal received with respect to such mortgage loan and (ii) the applicable Non-PO Percentage of the amount described in subclause (f) of clause (i) of the definition of Non-PO Formula Principal Amount for such Distribution Date and (iii) any Subsequent Recoveries described in clause (ii) of the definition of Non-PO Formula Principal Amount for such Distribution Date.

“Shift Percentage” for any Distribution Date occurring during the five years beginning on the first Distribution Date will equal 0%. Thereafter, the Shift Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any Distribution Date thereafter, 100%.

“Due Date” means, with respect to a mortgage loan, the day of the calendar month on which scheduled payments are due on that mortgage loan. With respect to any Distribution Date, the related Due Date is the first day of the calendar month in which that Distribution Date occurs.

“Prepayment Period” means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from June 1, 2007) through the fifteenth day of the calendar month in which the Distribution Date occurs.

The “Senior Principal Distribution Amount” for any Distribution Date will equal the sum of

•
the Senior Percentage of the applicable Non-PO Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-PO Formula Principal Amount for that Distribution Date,

•	for each mortgage loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

•	the Senior Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of the mortgage loan, and

•	the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amount of the liquidation proceeds allocable to principal received on the mortgage loan, and

•	the sum of

•
the Senior Prepayment Percentage of the applicable Non-PO Percentage of amounts described in subclause (f) of clause (i) of the definition of Non-PO Formula Principal Amount for that Distribution Date, and

•	the Senior Prepayment Percentage of any Subsequent Recoveries described in clause (ii) of the definition of Non-PO Formula Principal Amount for the Distribution Date.

If on any Distribution Date the allocation to the classes of senior certificates (other than the notional amount certificates and the Class PO Certificates) then entitled to distributions of principal would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the classes of certificates of the Senior Percentage and Senior Prepayment Percentage of the related principal amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balances to zero.

“Stated Principal Balance” means for any mortgage loan and Due Date, the unpaid principal balance of the mortgage loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to:

•	the payment of principal due on the Due Date and irrespective of any delinquency in payment by the related borrower;

•	liquidation proceeds received through the end of the prior calendar month and allocable to principal;

•	prepayments of principal received through the last day of the related Prepayment Period; and

•	any Deficient Valuation previously applied to reduce the unpaid principal balance of the mortgage loan.

The “pool principal balance” equals the aggregate Stated Principal Balance of the mortgage loans.

“Deficient Valuation” means for any mortgage loan, a valuation by a court of competent jurisdiction of the mortgaged property in an amount less than the then-outstanding indebtedness under such mortgage loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the federal bankruptcy code.

The “Senior Percentage” for any Distribution Date is the percentage equivalent of a fraction, not to exceed 100%, the numerator of which is the aggregate Class Certificate Balance of the senior certificates (other than the notional amount certificates and the Class PO Certificates) immediately before the Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of senior and subordinated certificates (other than the notional amount certificates and the Class PO Certificates) immediately before the Distribution Date.

The “Subordinated Percentage” for any Distribution Date will be calculated as the difference between 100% and the Senior Percentage for the Distribution Date.

The “Senior Prepayment Percentage” for any Distribution Date occurring during the five years beginning on the first Distribution Date will equal 100%. Thereafter, the Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraphs. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates (other than the notional amount certificates and the Class PO Certificates) which receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the pool principal balance evidenced by the subordinated certificates. Increasing the interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

The “Subordinated Prepayment Percentage” as of any Distribution Date will be calculated as the difference between 100% and the Senior Prepayment Percentage.

The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows:

•	for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinated Percentage for the Distribution Date;

•	for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinated Percentage for the Distribution Date;

•	for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinated Percentage for the Distribution Date;

•	for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinated Percentage for the Distribution Date; and

•	for any Distribution Date thereafter, the Senior Percentage for the Distribution Date;

provided, however, that if on any Distribution Date the Senior Percentage exceeds the initial Senior Percentage, then the Senior Prepayment Percentage for the Distribution Date will equal 100%.

Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the step down conditions listed below are satisfied:

•
the outstanding principal balance of all mortgage loans delinquent 60 days or more (including mortgage loans in foreclosure, real estate owned by the issuing entity and mortgage loans the mortgagors of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the subordinated certificates immediately prior to the Distribution Date, does not equal or exceed 50%, and

•	cumulative Realized Losses on the mortgage loans do not exceed:

•	commencing with the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date,

•	commencing with the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date,

•	commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date,

•
commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date, and

•	commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the aggregate Class Certificate Balance of the subordinated certificates as of the closing date.

For purposes of calculating the delinquency rate, delinquencies with respect to the mortgage loans will be recognized in accordance with the MBA Method.

Subordinated Principal Distribution Amount. On each Distribution Date, to the extent of Available Funds therefor, the Non-PO Formula Principal Amount, up to the amount of the Subordinated Principal Distribution Amount for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds for distribution of principal. Distributions of principal of the subordinated certificates will be made sequentially to the classes of subordinated certificates in the order of their distribution priorities, beginning with the Class M Certificates, until their respective Class Certificate Balances are reduced to zero.

With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date the Applicable Credit Support Percentage is less than the Original Applicable Credit Support Percentage, no distribution of partial principal prepayments and principal prepayments in full will be made to any of those classes (the “Restricted Classes”). The amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

For any Distribution Date and any class of subordinated certificates, the “Applicable Credit Support Percentage” is equal to the sum of the related Class Subordination Percentages of the subject class and all classes of subordinated certificates which have lower distribution priorities than such class.

For any Distribution Date and any class of subordinated certificates, the “Original Applicable Credit Support Percentage” is equal to the Applicable Credit Support Percentage for such class on the date of issuance of the certificates.

The “Class Subordination Percentage” with respect to any Distribution Date and each class of subordinated certificates will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of that class of certificates immediately before the Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of senior and subordinated certificates (other than the notional amount certificates) immediately before that Distribution Date.

On the date of issuance of the certificates, the characteristics listed below are expected to be as follows:

	Beneficial Interest in Issuing Entity	Initial Credit Enhancement Level	Original Applicable Credit Support Percentage
Senior Certificates	96.75%	3.25%	N/A
Class M	1.85%	1.40%	3.25%
Class B-1	0.60%	0.80%	1.40%
Class B-2	0.30%	0.50%	0.80%
Class B-3	0.20%	0.30%	0.50%
Class B-4	0.15%	0.15%	0.30%
Class B-5	0.15%	0.00%	0.15%

For purposes of calculating the Applicable Credit Support Percentages of the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation and a higher distribution priority than each other class of subordinated certificates. Within the Class B Certificates, the distribution priorities are in numerical order.

The “Subordinated Principal Distribution Amount” for any Distribution Date will equal:

•	the sum of

•
the Subordinated Percentage of the applicable Non-PO Percentage of all amounts described in subclauses (a) through (d) of clause (i) of the definition of Non-PO Formula Principal Amount for that Distribution Date,

•
for each mortgage loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the applicable Non-PO Percentage of the remaining liquidation proceeds allocable to principal received on the mortgage loan, after application of the amounts pursuant to the second bulleted item of the definition of Senior Principal Distribution Amount up to the Subordinated Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of the mortgage loan,

•
the Subordinated Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in subclause (f) of clause (i) of the definition of Non-PO Formula Principal Amount for that Distribution Date, and

•	the Subordinated Prepayment Percentage of any Subsequent Recoveries described in clause (ii) of the definition of Non-PO Formula Principal Amount for that Distribution Date,

•	reduced by the amount of any payments in respect of Class PO Deferred Amounts on the related Distribution Date.

Class PO Principal Distribution Amount. On each Distribution Date, distributions of principal of the Class PO Certificates will be made in an amount equal to the lesser of (x) the PO Formula Principal Amount for that Distribution Date and (y) the product of:

•	Available Funds remaining after distribution of interest on the senior certificates, and

•	a fraction, the numerator of which is the PO Formula Principal Amount and the denominator of which is the sum of the PO Formula Principal Amount and the Senior Principal Distribution Amount.

If the Class PO Principal Distribution Amount on a Distribution Date is calculated as provided in clause (y) above, principal distributions to holders of the senior certificates (other than the notional amount certificates and the Class PO Certificates) will be in an amount equal to the product of Available Funds remaining after distribution of interest on the senior certificates and a fraction, the numerator of which is the Senior Principal Distribution Amount and the denominator of which is the sum of the Senior Principal Distribution Amount and the PO Formula Principal Amount.

The “PO Formula Principal Amount” for any Distribution Date will equal the sum of:

•	the sum of the applicable PO Percentage of

•	all monthly payments of principal due on each mortgage loan on the related Due Date,

•
the principal portion of the purchase price of each mortgage loan that was repurchased by the related seller or another person pursuant to the pooling and servicing agreement as of that Distribution Date,

•	the Substitution Adjustment Amount in connection with any deleted mortgage loan received for that Distribution Date,

•
any insurance proceeds or liquidation proceeds allocable to recoveries of principal of mortgage loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of that Distribution Date,

•
for each mortgage loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, the amount of liquidation proceeds allocable to principal received on the mortgage loan, and

•	all partial and full principal prepayments by borrowers received during the related prepayment period, and

•
with respect to Subsequent Recoveries attributable to a Discount mortgage loan which incurred a Realized Loss after the Senior Credit Support Depletion Date, the PO Percentage of any Subsequent Recoveries received during the calendar month preceding the month of that Distribution Date.

Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, whether or not the Class A-R Certificates are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive certain amounts as described in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for that distribution.

Allocation of Losses

On each Distribution Date, the applicable PO Percentage of any Realized Loss on a Discount mortgage loan will be allocated to the Class PO Certificates until its Class Certificate Balance is reduced to zero. The amount of any Realized Loss allocated to the Class PO Certificates on or before the Senior Credit Support Depletion Date will be treated as a Class PO Deferred Amount. To the extent funds are available on the Distribution Date or on any future Distribution Date from amounts that would otherwise be allocable to the Subordinated Principal Distribution Amount, Class PO Deferred Amounts will be paid on the Class PO Certificates before distributions of principal on the subordinated certificates. Any distribution of Available Funds in respect of unpaid Class PO Deferred Amounts will not further reduce the Class Certificate Balance of the Class PO Certificates. The Class PO Deferred Amounts will not bear interest. The Class Certificate Balance of the class of subordinated certificates then outstanding with the lowest distribution priority will be reduced by the amount of any payments in respect of Class PO Deferred Amounts. After the Senior Credit Support Depletion Date, no new Class PO Deferred Amounts will be created.

On each Distribution Date, the applicable Non-PO Percentage of any Realized Loss will be allocated:

•
first, to the subordinated certificates, in the reverse order of their distribution priority (beginning with the class of subordinated certificates then outstanding with the lowest distribution priority), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero,

•
second, to the classes of senior certificates (other than the notional amount certificates and the Class PO Certificates), pro rata, based upon their respective Class Certificate Balances or, in the case of the Class A-3, Class A-13 and Class A-14 Certificates, on the basis of the lesser of their respective Class Certificate Balances immediately prior to that Distribution Date and their respective initial Class Certificate Balances, until their respective Class Certificate Balances are reduced to zero, except that the applicable Non-PO Percentage of any Realized Losses that would otherwise be allocated to the Class A-2, Class A-4 and Class A-7 Certificates will instead be allocated to the Class A-15, Class A-11 and Class A-12 Certificates, respectively, until their respective Class Certificate Balances are reduced to zero.

For purposes of allocating losses to the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation and a higher distribution priority than each other class of subordinated certificates. Within the Class B Certificates, the distribution priorities are in numerical order.

The Senior Credit Support Depletion Date is the date on which the Class Certificate Balance of each class of subordinated certificates has been reduced to zero.

Because principal distributions are paid to some classes of certificates (other than the notional amount certificates and the Class PO Certificates) before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the mortgage loans than holders of classes that are entitled to receive principal earlier.

In general, a “Realized Loss” means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the mortgage loan exceeds the amount of liquidation proceeds applied to the principal balance of the related mortgage loan.

A “Liquidated Mortgage Loan” is a defaulted mortgage loan as to which the master servicer has determined that all recoverable liquidation and insurance proceeds have been received.

“Subsequent Recoveries” are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of receipt of such recoveries.

Principal Balance Schedules

The Principal Balance Schedules have been prepared on the basis of the structuring assumptions.

Principal Balance Schedule	Related Classes of Certificates	Prepayment Assumption Range of Rates

Aggregate Planned Balance	Class A-4, Class A-5 and Class A-6	125% to 330% PSA
Targeted Balance	Class A-7	300% PSA

There is no assurance that the aggregate Class Certificate Balance of the Aggregate Planned Balance Classes or the Class Certificate Balance of the Targeted Balance Class will conform on any Distribution Date to the Aggregate Planned Balance or Targeted Balance specified for such Distribution Date in the applicable Principal Balance Schedule herein, or that distribution of principal on such classes of certificates will end on the Distribution Date specified therein. Because any excess of the amounts available for distribution of principal on these classes of certificates over the amount necessary to reduce their Class Certificate Balances to the amount set forth in the applicable Principal Balance Schedule will be distributed, the ability to so reduce the Class Certificate Balances of such classes of certificates will not be enhanced by the averaging of high and low principal payments as might be the case if any such excess amounts were held for future application and not distributed monthly. In addition, even if prepayments remain within the range of rates or at the rate used to prepare the applicable Principal Balance Schedule, the amounts available for distribution of principal on these classes of certificates on any Distribution Date may be insufficient to reduce such classes of certificates to the amount set forth in the applicable Principal Balance Schedule. Moreover, because of the diverse remaining terms to maturity, these classes of certificates may not be reduced to the amount set forth in the applicable Principal Balance Schedule, even if prepayments occur within the range or at the rate specified above.

Distribution Date	Aggregate Planned Balance ($)	Targeted Balance ($)
Initial	102,492,000.00	66,937,000.00
July 25, 2007	102,492,000.00	66,629,829.07
August 25, 2007	102,492,000.00	66,220,579.75
September 25, 2007	102,492,000.00	65,709,291.55
October 25, 2007	102,492,000.00	65,096,122.64
November 25, 2007	102,492,000.00	64,381,386.15
December 25, 2007	102,492,000.00	63,565,550.91
January 25, 2008	102,043,979.13	63,097,262.72
February 25, 2008	101,554,012.92	62,571,227.11
March 25, 2008	101,022,306.46	61,988,175.81
April 25, 2008	100,449,091.71	61,348,968.62
May 25, 2008	99,834,627.41	60,654,592.36
June 25, 2008	99,179,198.91	59,906,159.48
July 25, 2008	98,483,117.99	59,104,906.19
August 25, 2008	97,746,722.63	58,252,190.40
September 25, 2008	96,970,376.78	57,349,489.11
October 25, 2008	96,154,470.08	56,398,395.55
November 25, 2008	95,299,417.55	55,400,615.90

Distribution Date	Aggregate Planned Balance ($)	Targeted Balance ($)
December 25, 2008	94,405,659.29	54,357,965.71
January 25, 2009	93,473,660.10	53,272,365.95
February 25, 2009	92,503,909.09	52,145,838.68
March 25, 2009	91,496,919.30	50,980,502.47
April 25, 2009	90,453,227.24	49,778,567.48
May 25, 2009	89,373,392.43	48,542,330.21
June 25, 2009	88,257,996.93	47,274,168.03
July 25, 2009	87,107,644.79	45,976,533.38
August 25, 2009	85,922,961.57	44,651,947.77
September 25, 2009	84,704,593.72	43,302,995.49
October 25, 2009	83,453,208.04	41,932,317.18
November 25, 2009	82,169,491.07	40,542,603.16
December 25, 2009	80,891,013.63	39,185,082.91
January 25, 2010	79,621,013.26	37,863,582.90
February 25, 2010	78,359,435.15	36,577,415.54
March 25, 2010	77,106,224.88	35,325,905.19
April 25, 2010	75,861,328.36	34,108,388.01
May 25, 2010	74,624,691.88	32,924,211.71
June 25, 2010	73,396,262.04	31,772,735.37
July 25, 2010	72,175,985.81	30,653,329.27
August 25, 2010	70,963,810.52	29,565,374.67
September 25, 2010	69,759,683.81	28,508,263.64
October 25, 2010	68,563,553.69	27,481,398.88
November 25, 2010	67,375,368.49	26,484,193.53
December 25, 2010	66,195,076.88	25,516,071.02
January 25, 2011	65,022,627.87	24,576,464.84
February 25, 2011	63,857,970.79	23,664,818.45
March 25, 2011	62,701,055.32	22,780,585.05
April 25, 2011	61,551,831.46	21,923,227.42
May 25, 2011	60,410,249.51	21,092,217.81
June 25, 2011	59,276,260.13	20,287,037.72
July 25, 2011	58,149,814.28	19,507,177.75
August 25, 2011	57,030,863.26	18,752,137.51
September 25, 2011	55,919,358.66	18,021,425.37
October 25, 2011	54,815,252.39	17,314,558.40
November 25, 2011	53,718,496.70	16,631,062.17
December 25, 2011	52,629,044.13	15,970,470.62
January 25, 2012	51,546,847.52	15,332,325.93
February 25, 2012	50,471,860.04	14,716,178.36
March 25, 2012	49,404,035.15	14,121,586.13
April 25, 2012	48,343,326.62	13,548,115.28
May 25, 2012	47,289,688.52	12,995,339.54
June 25, 2012	46,243,075.21	12,462,840.18
July 25, 2012	45,259,855.54	12,028,969.68
August 25, 2012	44,283,460.06	11,613,958.56
September 25, 2012	43,313,844.18	11,217,413.07
October 25, 2012	42,350,963.62	10,838,946.54
November 25, 2012	41,394,774.39	10,478,179.16
December 25, 2012	40,445,232.76	10,134,737.99
January 25, 2013	39,502,295.33	9,808,256.72
February 25, 2013	38,565,918.95	9,498,375.64
March 25, 2013	37,636,060.75	9,204,741.51
April 25, 2013	36,712,678.17	8,927,007.41
May 25, 2013	35,795,728.90	8,664,832.69
June 25, 2013	34,885,170.91	8,417,882.82
July 25, 2013	33,999,372.70	8,209,807.29
August 25, 2013	33,119,793.83	8,015,880.48
September 25, 2013	32,246,393.36	7,835,789.82
October 25, 2013	31,379,130.60	7,669,228.48
November 25, 2013	30,517,965.13	7,515,895.18
December 25, 2013	29,662,856.79	7,375,494.17
January 25, 2014	28,813,765.71	7,247,735.10
February 25, 2014	27,970,652.25	7,132,332.94
March 25, 2014	27,133,477.05	7,029,007.87
April 25, 2014	26,302,200.99	6,937,485.20
May 25, 2014	25,476,785.22	6,857,495.32
June 25, 2014	24,657,191.14	6,788,773.54
July 25, 2014	23,914,002.32	6,738,550.76
August 25, 2014	23,186,814.90	6,687,473.19
September 25, 2014	22,475,308.09	6,635,590.55
October 25, 2014	21,779,167.33	6,582,951.01
November 25, 2014	21,098,084.10	6,529,601.30
December 25, 2014	20,431,755.85	6,475,586.72
January 25, 2015	19,779,885.87	6,420,951.17
February 25, 2015	19,142,183.18	6,365,737.19
March 25, 2015	18,518,362.43	6,309,985.98
April 25, 2015	17,908,143.78	6,253,737.47
May 25, 2015	17,311,252.81	6,197,030.32
June 25, 2015	16,727,420.41	6,139,901.96
July 25, 2015	16,230,559.12	6,077,243.31
August 25, 2015	15,744,244.02	6,014,550.24
September 25, 2015	15,268,260.66	5,951,847.12
October 25, 2015	14,802,398.86	5,889,157.45
November 25, 2015	14,346,452.57	5,826,503.83
December 25, 2015	13,900,219.81	5,763,908.05
January 25, 2016	13,463,502.59	5,701,391.07
February 25, 2016	13,036,106.86	5,638,973.07
March 25, 2016	12,617,842.37	5,576,673.42
April 25, 2016	12,208,522.67	5,514,510.79
May 25, 2016	11,807,964.99	5,452,503.07
June 25, 2016	11,415,990.16	5,390,667.47
July 25, 2016	11,094,143.04	5,325,785.18
August 25, 2016	10,778,398.26	5,261,412.10
September 25, 2016	10,468,641.56	5,197,551.01
October 25, 2016	10,164,760.76	5,134,204.44
November 25, 2016	9,866,645.80	5,071,374.66
December 25, 2016	9,574,188.65	5,009,063.68
January 25, 2017	9,287,283.28	4,947,273.31
February 25, 2017	9,005,825.65	4,886,005.10
March 25, 2017	8,729,713.62	4,825,260.40
April 25, 2017	8,458,846.99	4,765,040.34
May 25, 2017	8,193,127.38	4,705,345.84
June 25, 2017	7,921,991.17	4,642,455.72
July 25, 2017	7,655,376.21	4,579,886.14
August 25, 2017	7,393,965.97	4,517,912.11
September 25, 2017	7,137,661.11	4,456,533.27
October 25, 2017	6,886,364.19	4,395,749.12
November 25, 2017	6,639,979.58	4,335,558.96
December 25, 2017	6,398,413.44	4,275,961.91
January 25, 2018	6,161,573.71	4,216,956.96
February 25, 2018	5,929,370.08	4,158,542.91
March 25, 2018	5,701,713.91	4,100,718.42
April 25, 2018	5,478,518.23	4,043,482.00
May 25, 2018	5,259,697.74	3,986,832.03
June 25, 2018	5,045,168.71	3,930,766.75
July 25, 2018	4,834,849.00	3,875,284.26
August 25, 2018	4,628,658.04	3,820,382.55
September 25, 2018	4,426,516.73	3,766,059.49
October 25, 2018	4,228,347.52	3,712,312.81
November 25, 2018	4,034,074.27	3,659,140.16
December 25, 2018	3,843,622.30	3,606,539.07
January 25, 2019	3,656,918.35	3,554,506.98
February 25, 2019	3,473,890.51	3,503,041.21
March 25, 2019	3,294,468.26	3,452,139.03
April 25, 2019	3,118,582.39	3,401,797.57
May 25, 2019	2,946,165.00	3,352,013.91
June 25, 2019	2,777,149.48	3,302,785.05
July 25, 2019	2,611,470.47	3,254,107.89
August 25, 2019	2,449,063.85	3,205,979.29
September 25, 2019	2,289,866.71	3,158,396.00
October 25, 2019	2,133,817.32	3,111,354.75
November 25, 2019	1,980,855.13	3,064,852.16
December 25, 2019	1,830,920.73	3,018,884.84
January 25, 2020	1,683,955.83	2,973,449.30
February 25, 2020	1,539,903.24	2,928,542.02
March 25, 2020	1,398,706.87	2,884,159.43

Distribution Date	Aggregate Planned Balance ($)	Targeted Balance ($)
April 25, 2020	1,260,311.66	2,840,297.91
May 25, 2020	1,124,663.63	2,796,953.80
June 25, 2020	991,709.79	2,754,123.38
July 25, 2020	861,398.17	2,711,802.92
August 25, 2020	733,677.78	2,669,988.62
September 25, 2020	608,498.60	2,628,676.68
October 25, 2020	485,811.54	2,587,863.25
November 25, 2020	365,568.47	2,547,544.45
December 25, 2020	247,722.14	2,507,716.38
January 25, 2021	132,226.23	2,468,375.12
February 25, 2021	19,035.27	2,429,516.71
March 25, 2021	0.00	2,299,241.85
April 25, 2021	0.00	2,152,623.22
May 25, 2021	0.00	2,008,649.17
June 25, 2021	0.00	1,867,273.57
July 25, 2021	0.00	1,728,451.09
August 25, 2021	0.00	1,592,137.16
September 25, 2021	0.00	1,458,287.97
October 25, 2021	0.00	1,326,860.48
November 25, 2021	0.00	1,197,812.35
December 25, 2021	0.00	1,071,102.00
January 25, 2022	0.00	946,688.53
February 25, 2022	0.00	824,531.76
March 25, 2022	0.00	704,592.18
April 25, 2022	0.00	586,830.96
May 25, 2022	0.00	471,209.94
June 25, 2022	0.00	357,691.62
July 25, 2022	0.00	246,239.12
August 25, 2022	0.00	136,816.20
September 25, 2022	0.00	29,387.25
October 25, 2022 and thereafter	0.00	0.00

Annex I

Global Clearance, Settlement And Tax Documentation Procedures

Except in certain limited circumstances, the Offered Certificates will be offered globally (the “Global Securities”) and will be available only in book-entry form. Investors in the Global Securities may hold Such Global Securities through any of The Depository Trust Company (“DTC”) or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors holding Global Securities through Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

Secondary cross-market trading between Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Euroclear (in such capacity) and as DTC Participants.

Non-U.S. holders (as described below) of Global Securities will be Subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors’ interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global Security and no “lock-up” or restricted period. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold their Global Securities through Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no “lock-up” or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and seller’s accounts are located to ensure that settlement can be made on the desired value date.

Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior Mortgage Loan asset-backed certificates issues in same-day funds.

Trading between Euroclear Participants. Secondary market trading between Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

Trading between DTC Seller and Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Euroclear Participant, the purchaser will send instructions to Euroclear through a Euroclear Participant at least one business day prior to settlement. Euroclear will instruct its Depositary to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of a 360-day year and twelve 30-day months. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the Depositary of the DTC Participant’s account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to Euroclear and by Euroclear, in accordance with its usual procedures, to the Euroclear Participant’s account. The Securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Euroclear cash debt will be valued instead as of the actual settlement date.

Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Securities are credited to their accounts one day later.

As an alternative, if Clearstream or Euroclear has extended at line of credit to them, Clearstream Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Participant’s or Euroclear Participant’s particular cost of funds.

Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Euroclear through a Euroclear Participant at least one business day prior to settlement. In these cases Euroclear will instruct its Depositary to deliver the Global Securities to the DTC Participant’s account against payment. Payment will include interest accrued on the Global Securities from and including the last Coupon payment to and excluding the settlement date on the basis of a 360-day year and twelve 30-day months. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Euroclear Participant the following day, and receipt of the cash proceeds in the Euroclear Participant’s account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Euroclear Participant’s account would instead be valued as of the actual settlement date.

Finally, day traders that use Euroclear and that purchase Global Securities from DTC Participants for delivery to Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

1. borrowing through Euroclear accounts) for one day (until the purchase side of the day trade is reflected in their Euroclear accounts) in accordance with Euroclear’s Customary procedures;

2. borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Euroclear account in order to settle the sale side of the trade; or

3. staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

A beneficial owner of Global Securities holding Securities through Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business in the chain of intermediaries between Such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

Exemption for non-U.S. Persons (Form W-8BEN). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change.

Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

Exemptions for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer’s Request for Taxpayer Identification Number and Certification).

U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8BEN and Form W-8ECI are effective until the third succeeding calendar year from the date such form is signed.

The term “U.S. Person means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise) or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a Court within the United States is able to exercise primary Supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person. This Summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

Annex A

The Mortgage Pool

The following information sets forth certain characteristics of the mortgage loans as of the cut-off date. Other than with respect to rates of interest, percentages (approximate) are stated in each case by aggregate Stated Principal Balance of the mortgage loans as of the cut-off date. Due to rounding, the sum in any column of the following tables may not equal the indicated value. The FICO Credit Scores referenced in the following tables with respect to substantially all of the mortgage loans were obtained from one or more credit reporting agencies in connection with the origination of such mortgage loan.

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.625	2	$1,441,158.70	0.25%	720,579.35	360	696	61.67
5.750	3	1,411,703.02	0.25	470,567.67	360	763	75.21
5.875	9	5,538,080.00	0.96	615,342.22	360	741	72.87
6.000	16	8,798,360.11	1.53	549,897.51	359	750	73.65
6.125	48	30,345,646.56	5.28	632,200.97	359	745	73.97
6.250	260	173,281,344.64	30.14	666,466.71	359	751	70.31
6.280	1	430,000.00	0.07	430,000.00	360	740	86.00
6.375	217	133,141,056.54	23.16	613,553.26	359	747	72.18
6.500	170	101,679,787.78	17.68	598,116.40	359	747	72.54
6.535	1	456,000.00	0.08	456,000.00	360	745	95.00
6.600	1	470,250.00	0.08	470,250.00	360	776	95.00
6.625	88	54,615,458.69	9.50	620,630.21	359	737	74.09
6.750	42	24,963,176.39	4.34	594,361.34	360	740	73.55
6.875	38	22,528,835.50	3.92	592,864.09	360	738	76.23
7.000	2	1,150,000.00	0.20	575,000.00	360	777	71.52
7.110	1	446,405.00	0.08	446,405.00	360	760	95.00
7.125	2	1,429,119.64	0.25	714,559.82	359	763	57.56
7.250	7	6,124,475.27	1.07	874,925.04	360	714	80.42
7.295	1	448,190.00	0.08	448,190.00	360	669	90.00
7.375	4	2,833,766.62	0.49	708,441.66	358	722	81.97
7.500	1	456,000.00	0.08	456,000.00	360	663	80.00
7.625	2	1,154,600.00	0.20	577,300.00	360	733	78.10
7.875	3	1,364,300.00	0.24	454,766.67	360	714	76.63
8.500	1	455,000.00	0.08	455,000.00	360	701	70.00
Total	920	$574,962,714.46	100.00%
__________
(1)  The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) was approximately 6.419% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans was approximately 6.422% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
150,000.01 - 200,000.00	1	$185,637.98	0.03%	185,637.98	6.500	226	766	69.70
400,000.01 - 450,000.00	70	30,651,461.63	5.33	437,878.02	6.531	360	736	75.81
450,000.01 - 500,000.00	213	102,029,762.41	17.75	479,012.97	6.454	359	738	74.17
500,000.01 - 550,000.00	150	78,854,057.88	13.71	525,693.72	6.395	359	750	72.09
550,000.01 - 600,000.00	126	72,914,506.62	12.68	578,686.56	6.410	359	749	72.76
600,000.01 - 650,000.00	106	66,840,673.63	11.63	630,572.39	6.405	359	745	72.48
650,000.01 - 700,000.00	51	34,727,889.82	6.04	680,939.02	6.387	359	743	72.78
700,000.01 - 750,000.00	35	25,388,105.42	4.42	725,374.44	6.452	359	745	74.17
750,000.01 - 1,000,000.00	139	123,261,948.00	21.44	886,776.60	6.401	359	751	70.89
1,000,000.01 - 1,500,000.00	24	30,105,695.80	5.24	1,254,403.99	6.392	360	749	68.41
1,500,000.01 - 2,000,000.00	4	7,702,975.27	1.34	1,925,743.82	6.622	360	756	69.51
Above 2,000,000.01	1	2,300,000.00	0.40	2,300,000.00	6.250	357	707	59.74
Total	920	$574,962,714.46	100.00%
__________
(1) As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans was approximately $624,959.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 - 679	48	$27,990,563.13	4.87%	583,136.73	6.452	360	671	74.83
680 - 699	63	35,005,385.11	6.09	555,641.03	6.496	360	690	74.61
700 - 719	143	92,053,889.98	16.01	643,733.50	6.441	359	709	72.36
720 and Above	666	419,912,876.24	73.03	630,499.81	6.409	359	764	72.04
Total	920	$574,962,714.46	100.00%
_________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans was approximately 746.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	50	$33,799,551.88	5.88%	675,991.04	6.391	359	759	39.47
50.01 - 55.00	25	18,555,558.64	3.23	742,222.35	6.271	359	745	53.54
55.01 - 60.00	44	30,466,153.64	5.30	692,412.58	6.381	359	751	57.79
60.01 - 65.00	56	33,089,406.75	5.76	590,882.26	6.370	359	740	62.68
65.01 - 70.00	103	65,377,938.02	11.37	634,737.26	6.416	358	748	68.28
70.01 - 75.00	106	67,570,962.80	11.75	637,461.91	6.413	359	739	73.31
75.01 - 80.00	510	313,411,075.73	54.51	614,531.52	6.434	360	747	79.42
80.01 - 85.00	4	1,985,500.00	0.35	496,375.00	6.769	360	738	84.26
85.01 - 90.00	12	5,886,051.96	1.02	490,504.33	6.621	359	718	89.32
90.01 - 95.00	10	4,820,515.04	0.84	482,051.50	6.838	359	736	94.70
Total	920	$574,962,714.46	100.00%
_________
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans was approximately 72.39%.
(2) Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

Combined Original Loan-to-Value Ratios(1)

Range of Combined Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	48	$31,425,888.29	5.47%	654,706.01	6.407	359	760	39.30
50.01 - 55.00	22	15,513,558.64	2.70	705,161.76	6.287	359	741	53.43
55.01 - 60.00	43	30,416,675.50	5.29	707,364.55	6.377	359	752	57.08
60.01 - 65.00	55	32,964,536.14	5.73	599,355.20	6.357	359	737	61.78
65.01 - 70.00	95	60,694,454.94	10.56	638,889.00	6.395	358	749	67.77
70.01 - 75.00	90	57,912,943.27	10.07	643,477.15	6.410	359	741	73.12
75.01 - 80.00	309	194,974,208.97	33.91	630,984.50	6.425	359	748	78.93
80.01 - 85.00	38	23,100,205.23	4.02	607,900.14	6.436	359	747	78.50
85.01 - 90.00	127	78,206,017.45	13.60	615,795.41	6.434	360	748	79.57
90.01 - 95.00	57	29,197,285.43	5.08	512,233.08	6.593	360	734	81.27
95.01 - 100.00	36	20,556,940.60	3.58	571,026.13	6.485	360	724	79.59
Total	920	$574,962,714.46	100.00%
_________
(1)As of the cut-off date, the weighted average combined original Loan-to-Value Ratio of the mortgage loans was approximately 75.54%.

Geographic Distribution of Mortgaged Properties(1)

Geographic Area	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	28	$18,797,202.82	3.27%	671,328.67	6.430	360	748	74.62
California	352	220,401,799.59	38.33	626,141.48	6.411	359	749	70.20
Colorado	29	19,473,708.58	3.39	671,507.19	6.526	360	750	76.33
Connecticut	16	17,361,263.59	3.02	1,085,078.97	6.341	360	758	67.76
Florida	26	17,609,240.77	3.06	677,278.49	6.411	359	754	75.54
Illinois	27	17,314,399.44	3.01	641,274.05	6.456	360	740	70.24
Maryland	40	22,020,564.53	3.83	550,514.11	6.468	359	739	74.21
Massachusetts	23	14,063,756.09	2.45	611,467.66	6.422	360	744	75.37
New Jersey	41	23,696,656.40	4.12	577,967.23	6.411	359	733	73.61
New York	32	18,145,112.15	3.16	567,034.75	6.488	360	737	74.25
Oregon	20	12,207,291.50	2.12	610,364.58	6.422	359	735	73.54
Texas	25	15,604,516.98	2.71	624,180.68	6.485	358	737	76.10
Virginia	36	20,669,031.15	3.59	574,139.75	6.316	359	740	74.87
Washington	27	14,949,427.70	2.60	553,682.51	6.386	360	739	71.06
Other (less than 2%)	198	122,648,743.17	21.33	619,438.10	6.429	359	747	73.83
Total	920	$574,962,714.46	100.00%
_________
(1) The Other row in the preceding table includes 31 other states and the District of Columbia with under 2% concentrations individually. No more than approximately 0.809% of the mortgage loans were secured by mortgaged properties located in any one postal zip code area.

Purpose of Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	238	$141,227,427.34	24.56%	593,392.55	6.396	359	735	67.33
Purchase	441	278,315,931.53	48.41	631,101.89	6.416	360	751	76.32
Refinance (Rate/Term)	241	155,419,355.59	27.03	644,893.59	6.455	359	747	69.94
Total	920	$574,962,714.46	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2-4 Family Residence	7	$4,174,900.00	0.73%	596,414.29	6.389	360	754	66.71
Cooperative	2	1,088,000.00	0.19	544,000.00	6.362	360	746	77.77
Low-rise Condominium	51	30,060,706.36	5.23	589,425.61	6.463	359	760	76.13
Planned Unit Development	229	144,116,099.60	25.07	629,327.95	6.436	359	748	73.58
Single Family Residence	631	395,523,008.50	68.79	626,819.35	6.414	359	744	71.71
Total	920	$574,962,714.46	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	865	$539,897,906.43	93.90%	624,159.43	6.416	359	746	72.28
Secondary Residence	55	35,064,808.03	6.10	637,541.96	6.510	359	750	74.07
Total	920	$574,962,714.46	100.00%
___________
(1) Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate(%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	644	$399,554,191.82	69.49%	620,425.76	6.437	744	74.14
359	114	72,043,280.53	12.53	631,958.60	6.401	750	69.57
358	61	38,355,360.07	6.67	628,776.39	6.377	751	65.96
357	51	34,057,427.85	5.92	667,792.70	6.364	742	67.60
356	30	18,602,951.25	3.24	620,098.38	6.329	757	69.09
355	9	5,407,854.38	0.94	600,872.71	6.434	747	73.59
354	3	1,941,807.61	0.34	647,269.20	6.514	730	54.13
353	2	1,862,676.54	0.32	931,338.27	6.371	815	64.06
351	2	1,278,307.84	0.22	639,153.92	6.906	765	84.80
348	1	660,000.00	0.11	660,000.00	6.625	664	80.00
300	1	507,603.00	0.09	507,603.00	6.125	751	74.65
298	1	505,615.59	0.09	505,615.59	6.375	784	67.60
226	1	185,637.98	0.03	185,637.98	6.500	766	69.70
Total	920	$574,962,714.46	100.00%
____________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans was approximately 359 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	578	$358,157,892.09	62.29%	619,650.33	6.387	359	747	72.53
120	342	216,804,822.37	37.71	633,932.23	6.479	359	745	72.15
Total	920	$574,962,714.46	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	907	$565,247,716.05	98.31%	623,205.86	6.422	359	746	72.37
36	1	808,000.00	0.14	808,000.00	6.625	360	695	80.00
60	12	8,906,998.41	1.55	742,249.87	6.374	358	743	72.55
Total	920	$574,962,714.46	100.00%

LoanNum              Zip       CurrentSchBal          PIAmt       CHLStateCd       ApprslAmt        PurchaseAmt          LoanAmt      NoteRate     LPMI     UnitsCnt    State       CalcLTV        RemainingTerm       AmortTerm     MaturityDt        FirstPmtDueDt           MtgDt         LoanFICOScore     FinType       OccType       RefiCashOutFlag       PropType   PropTypeDesc                     PayoffPenaltyFlag     IntOnlyFlagBit           PayoffPenaltyWinMonths        IntOnlyTermMon      CLTV
159328107          92660              510000         2762.5                5         1600000                  0           510000           6.5        0            1    CA            31.88                  358             360       4/1/2037             5/1/2007       3/14/2007                   751           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     32.19
161558368          93727              515000        3170.94                5          800000                  0           515000          6.25        0            1    CA            64.38                  360             360       6/1/2037             7/1/2007       5/24/2007                   667           R             1                     Y             10   Single Family                                    N                  N                                0                     0     64.38
159765975           8514           499579.94        3284.64               31          822000             777302           500000         6.875        0            1    NJ            64.33                  359             360       5/1/2037             6/1/2007       4/10/2007                   743           P             1                     N             10   Single Family                                    N                  N                                0                     0     64.33
159218302           7946           499093.53        3160.34               31          630000                  0           500000           6.5        0            1    NJ            79.37                  358             360       4/1/2037             5/1/2007        3/9/2007                   753           R             1                     Y             10   Single Family                                    N                  N                                0                     0     79.37
162055001          35406           463538.08        2781.92                1          582000                  0           464000             6        0            1    AL            79.73                  359             360       5/1/2037             6/1/2007        4/6/2007                   743           R             1                     Y             35   PUD                                              N                  N                                0                     0     79.73
155615149          80602           450968.39        2787.35                6          530000                  0           452700          6.25        0            1    CO            85.42                  356             360       2/1/2037             3/1/2007       1/11/2007                   756           R             1                     N             35   PUD                                              N                  N                                0                     0     85.42
160783158          92649              933000         5974.1                5         1325000                  0           933000         6.625        0            1    CA            70.42                  360             360       6/1/2037             7/1/2007       4/23/2007                   770           R             1                     N             35   PUD                                              N                  N                                0                     0     70.42
167934604          94010              481000        2655.52                5          655000                  0           481000         6.625        0            1    CA            73.44                  359             360       5/1/2037             6/1/2007       4/26/2007                   783           R             1                     N             20   Condominium                                      N                  Y                                0                   120     73.45
161140931          92003              607000         3737.4                5         1075000                  0           607000          6.25        0            1    CA            56.47                  360             360       6/1/2037             7/1/2007       5/17/2007                   799           R             1                     Y             10   Single Family                                    N                  N                                0                     0     56.47
161053272          60044              476000        2930.82               14          725000                  0           476000          6.25        0            1    IL            65.66                  360             360       6/1/2037             7/1/2007       4/27/2007                   696           R             1                     Y             10   Single Family                                    N                  N                                0                     0     65.66
158237004          87043           552332.04        3462.48               32          955000                  0           555000         6.375        0            1    NM            58.12                  355             360       3/1/2037             4/1/2007        2/5/2007                   750           R             1                     Y             35   PUD                                              N                  N                                0                     0     58.12
169449760           4006              560000        3208.33               20          805000                  0           560000         6.875        0            1    ME            69.57                  360             360       6/1/2037             7/1/2007        6/1/2007                   806           R             3                     Y             10   Single Family                                    N                  Y                                0                   120     69.57
166324299          95825              495000         3047.8                5          748000             732300           495000          6.25        0            1    CA             67.6                  360             360       6/1/2037             7/1/2007       5/11/2007                   793           P             3                     N             20   Condominium                                      N                  N                                0                     0      67.6
165805516          92067              895000        4754.69                5         2045000                  0           895000         6.375        0            1    CA            43.77                  360             360       6/1/2037             7/1/2007       5/16/2007                   745           R             1                     N             35   PUD                                              N                  Y                                0                   120     43.77
158786867          90265              650000        3520.83                5         1700000                  0           650000           6.5        0            1    CA            38.24                  358             360       4/1/2037             5/1/2007        3/9/2007                   757           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     38.24
161650047          91765              522000         3299.4                5          765000                  0           522000           6.5        0            1    CA            68.24                  360             360       6/1/2037             7/1/2007       5/24/2007                   752           R             1                     N             10   Single Family                                    N                  N                                0                     0     68.24
161123033          95762              665000        3532.81                5          850000                  0           665000         6.375        0            1    CA            78.24                  360             360       6/1/2037             7/1/2007       5/23/2007                   768           R             1                     Y             35   PUD                                              N                  Y                                0                   120     78.24
160912134          98335              466500        2872.33               48          668000                  0           466500          6.25        0            1    WA            69.84                  360             360       6/1/2037             7/1/2007       5/15/2007                   786           R             1                     N             10   Single Family                                    N                  N                                0                     0     69.84
168164025          63005              852000        5315.37               26         1100000            1076500           852000         6.375        0            1    MO            79.15                  360             360       6/1/2037             7/1/2007        6/8/2007                   760           P             1                     N             35   PUD                                              N                  N                                0                     0     79.15
167338103          91302             1000000        5208.33                5         2700000            2638844          1000000          6.25        0            1    CA             37.9                  359             360       5/1/2037             6/1/2007       4/17/2007                   780           P             1                     N             35   PUD                                              N                  Y                                0                   120      37.9
160819515          63122              710000        3771.88               26         1300000                  0           710000         6.375        0            1    MO            54.62                  360             360       6/1/2037             7/1/2007       5/16/2007                   723           R             1                     N             10   Single Family                                    N                  Y                                0                   120     54.62
160879482          84790              750000        4609.38               45          950000             947264           750000         7.375        0            1    UT            79.18                  360             360       6/1/2037             7/1/2007       5/11/2007                   773           P             3                     N             35   PUD                                              N                  Y                                0                   120     79.18
161382321          91773              459000        2863.56                5          660000                  0           459000         6.375        0            1    CA            69.55                  360             360       6/1/2037             7/1/2007       5/14/2007                   697           R             1                     Y             10   Single Family                                    N                  N                                0                     0     69.55
169930657          96707              648000        3569.82               12          825000                  0           648000         6.625        0            1    HI            78.55                  360             360       6/1/2037             7/1/2007       5/24/2007                   771           R             1                     N             20   Condominium                                      N                  Y                                0                   120     78.55
170101954          92705              700000        4310.02                5          900000             880000           700000          6.25        0            1    CA            79.55                  360             360       6/1/2037             7/1/2007       5/30/2007                   765           P             1                     N             10   Single Family                                    N                  N                                0                     0     79.55
168878937          94538              468000        2958.08                5          595000                  0           468000           6.5        0            1    CA            78.66                  360             360       6/1/2037             7/1/2007       5/29/2007                   666           R             1                     N             10   Single Family                                    N                  N                                0                     0      93.4
161589751          92883              595359        3714.27                5          746000             745359           595359         6.375        0            1    CA            79.88                  360             360       6/1/2037             7/1/2007        5/1/2007                   783           P             1                     N             35   PUD                                              N                  N                                0                     0     79.88
165823468          92865              520000        2816.67                5          665000                  0           520000           6.5        0            1    CA             78.2                  359             360       5/1/2037             6/1/2007       4/11/2007                   700           R             1                     Y             10   Single Family                                    N                  Y                                0                   120      78.2
169209981          90027              650000        4162.02                5         1020000                  0           650000         6.625        0            1    CA            63.73                  360             360       6/1/2037             7/1/2007       5/14/2007                   691           R             1                     Y             10   Single Family                                    N                  N                                0                     0     63.73
159458401          60091              550000        3386.44               14          745000             745000           550000          6.25        0            1    IL            73.83                  360             360       6/1/2037             7/1/2007       5/21/2007                   663           P             1                     N             10   Single Family                                    N                  N                                0                     0     73.83
169938474          95121              536250        2960.55                5          725000                  0           536250         6.625        0            1    CA            73.97                  360             360       7/1/2037             8/1/2007        6/6/2007                   781           R             1                     N             10   Single Family                                    N                  Y                                0                   120     81.66
149406115           1776           999051.16        6157.17               22         1450000                  0          1000000          6.25        0            1    MA            68.97                  359             360       5/1/2037             6/1/2007        4/4/2007                   711           R             1                     Y             10   Single Family                                    N                  N                                0                     0     68.97
161119112          89178              724450        4579.02               29          950000             905613           724450           6.5        0            1    NV               80                  360             360       6/1/2037             7/1/2007        5/8/2007                   790           P             1                     N             35   PUD                                              N                  N                                0                     0        80
157966961          28465           453759.33        2875.91               34          900000                  0           455000           6.5        0            1    NC            50.56                  357             360       3/1/2037             4/1/2007       2/21/2007                   709           R             1                     Y             10   Single Family                                    N                  N                                0                     0     50.56
155682010           2891           474669.99        2969.62               40          630000                  0           476000         6.375        0            1    RI            75.56                  357             360       3/1/2037             4/1/2007       2/15/2007                   729           R             1                     Y             10   Single Family                                    N                  N                                0                     0     75.56
161402500          83814              500000        2997.75               13          900000                  0           500000             6        0            1    ID            55.56                  360             360       6/1/2037             7/1/2007       5/21/2007                   735           R             1                     Y             10   Single Family                                    N                  N                                0                     0     55.56
161220309          94114              647200        3505.67                5         1800000                  0           647200           6.5        0            2    CA            35.96                  360             360       6/1/2037             7/1/2007       5/10/2007                   774           R             1                     N             25   2-4 Family                                       N                  Y                                0                   120     35.96
161055232          35223              710000        4371.59                1         1440000                  0           710000          6.25        0            1    AL            49.31                  360             360       7/1/2037             8/1/2007        6/8/2007                   758           R             1                     N             10   Single Family                                    N                  N                                0                     0     49.31
169118319          90505              850000        4515.63                5         1125000                  0           850000         6.375        0            1    CA            75.56                  360             360       6/1/2037             7/1/2007       5/15/2007                   784           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     75.56
166555556          90292              879000        4578.13                5         1280000            1279000           879000          6.25        0            1    CA            68.73                  359             360       5/1/2037             6/1/2007        4/3/2007                   765           P             1                     N             10   Single Family                                    N                  Y                                0                   120     68.73
113424473          97034            993158.7        5717.18               38         1860000                  0         993158.7         5.625        0            1    OR             53.4                  360             360       6/1/2037             7/1/2007       2/14/2006                   669           R             1                     N             10   Single Family                                    N                  N                                0                     0      53.4
153598212          92064           572800.57        3540.37                5          985000                  0           575000          6.25        0            1    CA            58.38                  356             360       2/1/2037             3/1/2007       1/22/2007                   784           R             1                     Y             10   Single Family                                    N                  N                                0                     0     58.38
162060290          21409              643500         4014.6               21          920000                  0           643500         6.375        0            1    MD            69.95                  360             360       6/1/2037             7/1/2007       5/15/2007                   751           R             1                     Y             10   Single Family                                    N                  N                                0                     0     69.95
165082574           7059           964084.37        5941.67               31         1535000            1522185           965000          6.25        0            1    NJ             63.4                  359             360       5/1/2037             6/1/2007        4/2/2007                   755           P             1                     N             10   Single Family                                    N                  N                                0                     0      63.4
161948068          93465              506000        3156.79                5          700000                  0           506000         6.375        0            1    CA            72.29                  360             360       6/1/2037             7/1/2007       5/11/2007                   775           R             1                     Y             35   PUD                                              N                  N                                0                     0     72.29
166761285           5356              475000        2924.66               46          790000             787000           475000          6.25        0            1    VT            60.36                  360             360       6/1/2037             7/1/2007        6/1/2007                   779           P             3                     N             35   PUD                                              N                  N                                0                     0     60.36
162034407          20165              441000        2787.41               47          665000                  0           441000           6.5        0            1    VA            66.32                  360             360       6/1/2037             7/1/2007       5/25/2007                   676           R             1                     Y             10   Single Family                                    N                  N                                0                     0     66.32
149892704          78730             1329900        7342.16               44         2375000                  0          1329900         6.625        0            1    TX               56                  360             360       6/1/2037             7/1/2007        5/2/2007                   766           R             1                     N             35   PUD                                              N                  Y                                0                   120        56
169355073          94116              590000        3072.92                5          738000             738000           590000          6.25        0            1    CA            79.95                  360             360       6/1/2037             7/1/2007       5/21/2007                   746           P             1                     N             10   Single Family                                    N                  Y                                0                   120     79.95
164683566          54311           489089.92        3056.96               50          775000                  0           490000         6.375        0            1    WI            63.23                  358             360       4/1/2037             5/1/2007       3/15/2007                   700           R             1                     N             10   Single Family                                    N                  N                                0                     0     69.68
159893343          98029              613500        3387.03               48          722000             721800           613500         6.625        0            1    WA               85                  359             360       5/1/2037             6/1/2007       4/19/2007                   724           P             1                     N             35   PUD                                              N                  Y                                0                   120        85
161513898          96067              466000        2983.85                5          629000                  0           466000         6.625        0            1    CA            74.09                  360             360       6/1/2037             7/1/2007       5/14/2007                   757           R             1                     Y             10   Single Family                                    N                  N                                0                     0     74.09
161115968          60515              630000        3930.38               14         1200000            1162665           630000         6.375        0            1    IL            54.19                  360             360       7/1/2037             8/1/2007       6/14/2007                   708           P             1                     N             10   Single Family                                    N                  N                                0                     0     54.19
157131929          92019            846532.9         5233.6                5         1160000                  0           850000          6.25        0            1    CA            73.28                  356             360       2/1/2037             3/1/2007       1/24/2007                   713           R             1                     N             10   Single Family                                    N                  N                                0                     0     73.28
149491774          21662           493287.94        2826.14               21          850000                  0           499000         6.875        0            1    MD            58.71                  359             360       5/1/2037             6/1/2007        4/2/2007                   726           R             1                     N             10   Single Family                                    N                  Y                                0                   120     58.71
161495944          21704              678600        4803.09               21         1000000             883986           678600         7.625        0            1    MD            76.77                  360             360       6/1/2037             7/1/2007       5/18/2007                   756           P             1                     N             35   PUD                                              N                  N                                0                     0     76.77
157497141          98115           524389.39        2840.44               48          740000                  0           525000           6.5        0            1    WA            70.95                  356             360       2/1/2037             3/1/2007       1/26/2007                   796           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     70.95
111241095          32827           493709.23         3134.9               10          620000                  0           495975           6.5        0            1    FL               80                  355             360       1/1/2037             2/1/2007      10/13/2005                   728           R             1                     N             35   PUD                                              Y                  N                               60                     0        80
164284826          22207           568941.33        3556.06               47          770000                  0           570000         6.375        0            1    VA            74.03                  358             360       4/1/2037             5/1/2007        3/9/2007                   696           R             1                     Y             10   Single Family                                    N                  N                                0                     0     74.03
168740132          91016              700000        4310.02                5          985000                  0           700000          6.25        0            1    CA            71.07                  360             360       6/1/2037             7/1/2007       5/11/2007                   797           R             1                     Y             35   PUD                                              N                  N                                0                     0     71.07
168324423          28409              680000         3612.5               34         1610000                  0           680000         6.375        0            1    NC            42.24                  360             360       6/1/2037             7/1/2007       5/30/2007                   719           R             1                     N             35   PUD                                              N                  Y                                0                   120     42.24
134292798          80222            544025.2        3352.84                6          710000                  0        544541.88          6.25        0            1    CO             76.7                  359             360       5/1/2037             6/1/2007       4/24/2006                   804           R             1                     N             10   Single Family                                    N                  N                                0                     0      76.7
170119576           1742              700000        4367.09               22          890000             885000           700000         6.375        0            1    MA             79.1                  360             360       7/1/2037             8/1/2007       6/15/2007                   706           P             1                     N             10   Single Family                                    N                  N                                0                     0      79.1
161033838          90808           453569.22        2795.36                5          635000                  0           454000          6.25        0            1    CA             71.5                  359             360       5/1/2037             6/1/2007       4/16/2007                   771           R             1                     Y             10   Single Family                                    N                  N                                0                     0      71.5
169730844          98112              700000        4367.09               48         2500000            2495000           700000         6.375        0            1    WA            28.06                  360             360       7/1/2037             8/1/2007        6/1/2007                   781           P             1                     N             10   Single Family                                    N                  N                                0                     0     28.06
167423982           2116             1000000         6238.7               22         1550000            1550000          1000000         6.375        0            1    MA            64.52                  360             360       6/1/2037             7/1/2007        6/1/2007                   801           P             1                     N             20   Condominium                                      N                  N                                0                     0     77.68
161128241          91360              428000        2705.26                5          650000                  0           428000           6.5        0            1    CA            65.85                  360             360       6/1/2037             7/1/2007        5/8/2007                   761           R             1                     Y             10   Single Family                                    N                  N                                0                     0     65.85
161131314          95124              480000           2650                5          650000                  0           480000         6.625        0            1    CA            73.85                  360             360       6/1/2037             7/1/2007        5/9/2007                   698           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     73.85
169553673          90245              705000        3818.75                5          925000                  0           705000           6.5        0            1    CA            76.22                  360             360       7/1/2037             8/1/2007        6/4/2007                   779           R             1                     N             10   Single Family                                    N                  Y                                0                   120      89.9
159298499          92620           499044.34        3119.35                5          951000                  0           500000         6.375        0            1    CA            52.58                  358             360       4/1/2037             5/1/2007       3/21/2007                   756           R             1                     Y             35   PUD                                              N                  N                                0                     0     52.58
133865461          95445          1245030.12        7869.44                5         2400000                  0       1245030.12           6.5        0            1    CA            51.88                  360             360       6/1/2037             7/1/2007        5/3/2006                   710           R             1                     N             10   Single Family                                    N                  N                                0                     0     51.88
160644669          20152           751636.32           4817               47          943000             940419           752300         6.625        0            1    VA               80                  359             360       5/1/2037             6/1/2007       4/26/2007                   789           P             1                     N             35   PUD                                              N                  N                                0                     0        80
161895453          89145              520000        3329.62               29          805000             825000           520000         6.625        0            1    NV             64.6                  360             360       6/1/2037             7/1/2007       5/25/2007                   788           P             1                     N             35   PUD                                              N                  N                                0                     0      64.6
158554257          53092           514020.16        3170.94               50          675000                  0           515000          6.25        0            1    WI             76.3                  358             360       4/1/2037             5/1/2007        3/2/2007                   759           R             1                     Y             35   PUD                                              N                  N                                0                     0      76.3
166761485          91321              525000        3189.96                5          814000             814000           525000         6.125        0            1    CA             64.5                  360             360       6/1/2037             7/1/2007       5/14/2007                   792           P             1                     N             35   PUD                                              N                  N                                0                     0      64.5
160852071          85045              530000         3263.3                3          692000             689778           530000          6.25        0            1    AZ            76.84                  360             360       6/1/2037             7/1/2007       5/16/2007                   732           P             1                     N             10   Single Family                                    N                  N                                0                     0     76.84
161972655          91935              536000        2624.17                5          760000                  0           536000         5.875        0            1    CA            70.53                  360             360       6/1/2037             7/1/2007       5/15/2007                   753           R             1                     N             10   Single Family                                    N                  Y                                0                   120     70.53
168109904          86325             1000000         6238.7                3         1350000            1272000          1000000         6.375        0            1    AZ            78.62                  360             360       6/1/2037             7/1/2007       5/21/2007                   730           P             1                     N             10   Single Family                                    N                  N                                0                     0     78.62
163807857          98039           786103.41        4844.77               48         5500000                  0           786850          6.25        0            1    WA            14.31                  359             360       5/1/2037             6/1/2007       4/25/2007                   748           R             1                     N             10   Single Family                                    N                  N                                0                     0     14.44
131826132          34109           957694.95        5936.75               10         1650000                  0           964200          6.25        0            1    FL            58.44                  353             360      11/1/2036            12/1/2006      10/31/2006                   715           R             3                     N             10   Single Family                                    N                  N                                0                     0     58.44
169079827          94062              751000        4624.04                5         1100000            1005000           751000          6.25        0            1    CA            74.73                  360             360       7/1/2037             8/1/2007       5/30/2007                   702           P             1                     N             10   Single Family                                    N                  N                                0                     0     74.73
157038967          89027           610248.85        3768.19               29          940000                  0           612000          6.25        0            1    NV            65.11                  357             360       3/1/2037             4/1/2007       2/15/2007                   736           R             1                     Y             35   PUD                                              N                  N                                0                     0     65.11
161200235          64086              589200        3627.81               26          736533             736533           589200          6.25        0            1    MO               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   702           P             1                     N             10   Single Family                                    N                  N                                0                     0     99.99
157760077          90745              454500        2461.88                5          620000                  0           454500           6.5        0            1    CA            73.31                  357             360       3/1/2037             4/1/2007        2/5/2007                   722           R             1                     N             10   Single Family                                    N                  Y                                0                   120     73.31
168843398          95076              470000        2893.87                5          620000                  0           470000          6.25        0            1    CA            75.81                  360             360       6/1/2037             7/1/2007       5/23/2007                   727           R             1                     N             10   Single Family                                    N                  N                                0                     0     75.81
160349352          20774           540372.82        3463.12               21          790000             786045           540850         6.625        0            1    MD            68.81                  359             360       5/1/2037             6/1/2007       4/17/2007                   787           P             1                     N             35   PUD                                              N                  N                                0                     0     68.81
159983586          20010           485999.73           2430                9          750000             749000           486000             6        0            1    DC            64.89                  358             360       4/1/2037             5/1/2007       3/22/2007                   677           P             1                     N             10   Single Family                                    N                  Y                                0                   120     64.89
129580050          83333              650000        3453.13               13          980000                  0           650000         6.375        0            1    ID            66.33                  360             360       6/1/2037             7/1/2007       5/11/2007                   750           R             1                     N             10   Single Family                                    N                  Y                                0                   120     66.33
161303967          92106              650000        3723.96                5          980000             980000           650000         6.875        0            1    CA            66.33                  360             360       6/1/2037             7/1/2007       5/15/2007                   791           P             3                     N             10   Single Family                                    N                  Y                                0                   120        90
161010811          92399              468700        2441.15                5          586000             585900           468700          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/16/2007                   713           P             1                     N             35   PUD                                              N                  Y                                0                   120     94.99
160344759          20878           484517.18        2907.82               21         1175000                  0           485000             6        0            1    MD            41.28                  359             360       5/1/2037             6/1/2007       4/27/2007                   725           R             1                     Y             10   Single Family                                    N                  N                                0                     0     41.28
170042460          78738              521750        2826.15               44          653000             652215           521750           6.5        0            1    TX               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   740           P             3                     N             35   PUD                                              N                  Y                                0                   120     89.99
164358428          89149              450000        2484.38               29          675000                  0           450000         6.625        0            1    NV            66.67                  358             360       4/1/2037             5/1/2007        3/5/2007                   762           R             1                     Y             35   PUD                                              N                  Y                                0                   120     66.67
166785397          97128              475000        2523.44               38          600000                  0           475000         6.375        0            1    OR            79.17                  360             360       6/1/2037             7/1/2007       5/29/2007                   714           R             1                     N             10   Single Family                                    N                  Y                                0                   120     80.83
158457781          90042              478000        2539.38                5          600000                  0           478000         6.375        0            1    CA            79.67                  357             360       3/1/2037             4/1/2007       2/23/2007                   732           R             1                     N             10   Single Family                                    N                  Y                                0                   120     79.67
160820307           7764              475000        2572.92               31          600000                  0           475000           6.5        0            1    NJ            79.17                  359             360       5/1/2037             6/1/2007       4/27/2007                   749           R             1                     N             10   Single Family                                    N                  Y                                0                   120     79.17
160150183          83001              600000           3125               51          900000                  0           600000          6.25        0            1    WY            66.67                  359             360       5/1/2037             6/1/2007       4/10/2007                   783           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     66.67
168410973          94132              700000        3645.83                5         1050000                  0           700000          6.25        0            1    CA            66.67                  360             360       6/1/2037             7/1/2007       5/31/2007                   718           R             1                     N             10   Single Family                                    N                  Y                                0                   120     76.19
160934225          60512              700000        4540.19               14          960000                  0           700000          6.75        0            1    IL            72.92                  360             360       6/1/2037             7/1/2007        5/8/2007                   737           R             1                     N             10   Single Family                                    N                  N                                0                     0     99.81
165308935          91789           634397.29         3909.8                5         1200000                  0           635000          6.25        0            1    CA            52.92                  359             360       5/1/2037             6/1/2007       4/11/2007                   734           R             1                     Y             10   Single Family                                    N                  N                                0                     0     52.92
149005449           7458           679354.79        4186.88               31         1200000                  0           680000          6.25        0            1    NJ            56.67                  359             360       5/1/2037             6/1/2007       3/30/2007                   759           R             1                     Y             10   Single Family                                    N                  N                                0                     0     56.67
165658972          92660              840000           4725                5         1800000                  0           840000          6.75        0            1    CA            46.67                  358             360       4/1/2037             5/1/2007       3/27/2007                   731           R             1                     N             10   Single Family                                    N                  Y                                0                   120     46.67
164692063          91436              650000        3588.54                5         3000000                  0           650000         6.625        0            1    CA            21.67                  357             360       3/1/2037             4/1/2007        3/7/2007                   755           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     21.67
157129952          90720           510041.56        3152.47                5         1200000                  0           512000          6.25        0            1    CA            42.67                  356             360       2/1/2037             3/1/2007       1/17/2007                   755           R             1                     Y             10   Single Family                                    N                  N                                0                     0     42.67
161700125          78639              575000        3294.27               44          750000                  0           575000         6.875        0            1    TX            76.67                  360             360       6/1/2037             7/1/2007       5/23/2007                   708           R             3                     N             10   Single Family                                    N                  Y                                0                   120     76.67
158299013          90603           845057.99        5221.28                5         1200000                  0           848000          6.25        0            1    CA            70.67                  357             360       3/1/2037             4/1/2007       2/26/2007                   778           R             1                     N             10   Single Family                                    N                  N                                0                     0     70.75
153135886          93105             1000000        5520.83                5         2400000                  0          1000000         6.625        0            1    CA            41.67                  358             360       4/1/2037             5/1/2007       3/26/2007                   781           R             1                     N             10   Single Family                                    N                  Y                                0                   120     41.67
168422343          70791             1174000        7228.52               19         1500000            1500000          1174000          6.25        0            1    LA            78.27                  360             360       6/1/2037             7/1/2007        6/5/2007                   731           P             1                     N             10   Single Family                                    N                  N                                0                     0     78.27
157017942          93444           483612.23        2986.23                5          910000                  0           485000          6.25        0            1    CA             53.3                  357             360       3/1/2037             4/1/2007       2/15/2007                   755           R             1                     Y             10   Single Family                                    Y                  N                               60                     0      53.3
167015349          93420             1299000        8104.07                5         1699000            1699000          1299000         6.375        0            1    CA            76.46                  360             360       7/1/2037             8/1/2007        6/1/2007                   727           P             1                     N             10   Single Family                                    N                  N                                0                     0     76.46
144929252          20105           709154.94         3915.8               47          925000                  0           710000         6.625        0            1    VA            76.76                  357             360       3/1/2037             4/1/2007       2/15/2007                   689           R             1                     N             35   PUD                                              N                  Y                                0                   120     76.76
161133378          11518              525000        2898.44               33          925000                  0           525000         6.625        0            1    NY            56.76                  360             360       6/1/2037             7/1/2007       5/15/2007                   732           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     56.76
169223446          90045              511900        3193.59                5          639900             660000           511900         6.375        0            1    CA               80                  360             360       7/1/2037             8/1/2007       5/31/2007                   813           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
158960587          92028            774282.2        4834.99                5         1280000            1375000           775000         6.375        0            1    CA            60.55                  359             360       5/1/2037             6/1/2007       4/12/2007                   800           P             1                     N             10   Single Family                                    N                  N                                0                     0     60.55
165347644           6820              740000        3854.17                7         1000000             985000           740000          6.25        0            1    CT            75.13                  360             360       7/1/2037             8/1/2007        6/7/2007                   781           P             1                     N             10   Single Family                                    N                  Y                                0                   120     75.13
147612993          80135              820000        4356.25                6         1300000                  0           820000         6.375        0            1    CO            63.08                  360             360       6/1/2037             7/1/2007       5/31/2007                   707           R             1                     N             35   PUD                                              N                  Y                                0                   120     63.08
161913008          21795              440000        2520.83               21          556420             556420           440000         6.875        0            1    MD            79.08                  360             360       6/1/2037             7/1/2007       5/30/2007                   774           P             1                     N             35   PUD                                              N                  Y                                0                   120     79.08
157502923           8833           528519.52        3306.51               31         1150000                  0           530000         6.375        0            1    NJ            46.09                  357             360       3/1/2037             4/1/2007       2/23/2007                   703           R             1                     Y             10   Single Family                                    N                  N                                0                     0     46.09
130476403          78746           185637.98        1005.54               44          670000             660000           460000           6.5        0            1    TX             69.7                  226             240       4/1/2026             5/1/2006        3/3/2006                   766           P             1                     N             10   Single Family                                    N                  Y                                0                   120      69.7
166184449          91304           644815.15        4030.29                5         1180000                  0           646015         6.375        0            1    CA            54.75                  358             360       4/1/2037             5/1/2007        4/4/2007                   798           R             1                     N             10   Single Family                                    N                  N                                0                     0     54.75
158675234           6840             1000000        5208.33                7         2700000                  0          1000000          6.25        0            1    CT            37.04                  360             360       7/1/2037             8/1/2007       5/31/2007                   800           R             1                     N             10   Single Family                                    N                  Y                                0                   120        60
169632611          22193              540000        2981.25               47          676000             675025           540000         6.625        0            1    VA               80                  360             360       7/1/2037             8/1/2007        6/7/2007                   724           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
162105272          94506              543900        2946.13                5          680000             679900           543900           6.5        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/11/2007                   754           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
160983047          93105              575000        3634.39                5          830000                  0           575000           6.5        0            1    CA            69.28                  360             360       6/1/2037             7/1/2007       5/10/2007                   789           R             1                     N             10   Single Family                                    N                  N                                0                     0     69.28
166529656           1938           509538.95        3223.55               22          700000                  0           510000           6.5        0            1    MA            72.86                  359             360       5/1/2037             6/1/2007       4/24/2007                   809           R             3                     Y             10   Single Family                                    N                  N                                0                     0     72.86
164783034          90036           598858.43         3694.3                5         1400000                  0           600000          6.25        0            1    CA            42.86                  358             360       4/1/2037             5/1/2007       3/15/2007                   781           R             1                     Y             10   Single Family                                    N                  N                                0                     0     42.86
165485094          94002              880000        4766.67                5         1400000                  0           880000           6.5        0            1    CA            62.86                  358             360       4/1/2037             5/1/2007       3/16/2007                   758           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     62.86
159657513          96712              950000        5046.88               12         1500000            1400000           950000         6.375        0            1    HI            67.86                  359             360       5/1/2037             6/1/2007       4/17/2007                   755           P             1                     N             10   Single Family                                    N                  Y                                0                   120     82.14
161225678          21842              622950        3568.98               21          778715             778715           622950         6.875        0            1    MD               80                  360             360       6/1/2037             7/1/2007       5/29/2007                   779           P             3                     N             20   Condominium                                      N                  Y                                0                   120        80
169855965          97415              500000        2656.25               38          735000                  0           500000         6.375        0            1    OR            68.03                  360             360       7/1/2037             8/1/2007       5/29/2007                   731           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     68.03
168050568          19006              500000        3281.25               39          735000             735000           500000         7.875        0            1    PA            68.03                  360             360       6/1/2037             7/1/2007        6/5/2007                   732           P             1                     N             10   Single Family                                    N                  Y                                0                   120        95
160907782          90019              832000        4593.33                5         1045000            1045000           832000         6.625        0            1    CA            79.62                  360             360       6/1/2037             7/1/2007       5/18/2007                   764           P             1                     N             10   Single Family                                    N                  Y                                0                   120     79.62
168332784          85712              600000        3743.22                3          752000             960000           600000         6.375        0            1    AZ            79.79                  360             360       6/1/2037             7/1/2007        5/7/2007                   783           P             1                     N             10   Single Family                                    N                  N                                0                     0     79.85
169627962          84003              455450        2841.42               45          956000             955478           455450         6.375        0            1    UT            47.67                  360             360       7/1/2037             8/1/2007        6/4/2007                   775           P             1                     N             10   Single Family                                    N                  N                                0                     0     47.67
158130671          91304           560430.12        3506.15                5          725000                  0           562000         6.375        0            1    CA            77.52                  357             360       3/1/2037             4/1/2007       2/14/2007                   663           R             1                     Y             10   Single Family                                    N                  N                                0                     0     77.52
161172383          63017              470000        2893.87               26          660000             657000           470000          6.25        0            1    MO            71.54                  360             360       6/1/2037             7/1/2007       5/10/2007                   695           P             1                     N             10   Single Family                                    N                  N                                0                     0     71.54
132530228          32601              476650        3052.04               10          637000                  0           476650         6.625        0            1    FL            74.83                  360             360       6/1/2037             7/1/2007       4/13/2006                   805           R             1                     N             10   Single Family                                    N                  N                                0                     0     74.83
156990558          91381           430347.55         2659.9                5          550000             540491           432000          6.25        0            1    CA            79.93                  356             360       2/1/2037             3/1/2007       1/19/2007                   724           P             1                     N             20   Condominium                                      N                  N                                0                     0     79.93
159496053          20814           434467.26        2678.37               21         1265000                  0           435000          6.25        0            1    MD            34.39                  359             360       5/1/2037             6/1/2007        4/3/2007                   788           R             1                     N             35   PUD                                              N                  N                                0                     0     34.39
161593216          28117              650000        3520.83               34          825000             822500           650000           6.5        0            1    NC            79.03                  360             360       6/1/2037             7/1/2007       5/22/2007                   735           P             1                     N             35   PUD                                              N                  Y                                0                   120     89.99
169057458          60559              600000        3792.41               14          763000             760000           600000           6.5        0            1    IL            78.95                  360             360       7/1/2037             8/1/2007        6/5/2007                   804           P             1                     N             10   Single Family                                    N                  N                                0                     0     78.95
169644268          92025              475000        2523.44                5          780000                  0           475000         6.375        0            1    CA             60.9                  360             360       6/1/2037             7/1/2007       5/31/2007                   777           R             1                     Y             10   Single Family                                    N                  Y                                0                   120      60.9
169758423          92614              600000         3187.5                5          860000             860000           600000         6.375        0            1    CA            69.77                  360             360       7/1/2037             8/1/2007        6/1/2007                   803           P             1                     N             10   Single Family                                    N                  Y                                0                   120     69.77
161304848          21120              684000        4156.06               21          859000                  0           684000         6.125        0            1    MD            79.63                  360             360       6/1/2037             7/1/2007       5/30/2007                   685           R             1                     Y             10   Single Family                                    N                  N                                0                     0     79.63
168814361          93277              507603        3309.39                5          680000                  0           507603         6.125        0            1    CA            74.65                  300             300       7/1/2032             8/1/2007        6/1/2007                   751           R             1                     Y             10   Single Family                                    N                  N                                0                     0     74.65
170655950          81621              650000        3791.67                6          965000                  0           650000             7        0            1    CO            67.36                  360             360       7/1/2037             8/1/2007       6/15/2007                   757           R             1                     Y             35   PUD                                              N                  Y                                0                   120     67.36
162071996          30518              650000        3385.42               11         1140000                  0           650000          6.25        0            1    GA            57.02                  360             360       6/1/2037             7/1/2007       5/25/2007                   715           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     57.02
165930782          92019           498447.12        3078.59                5          740000                  0           500000          6.25        0            1    CA            67.57                  357             360       4/1/2037             5/1/2007       3/23/2007                   717           R             1                     N             35   PUD                                              N                  N                                0                     0     67.57
157963128          22066           623254.13        3899.19               47          825000                  0           625000         6.375        0            1    VA            75.76                  357             360       3/1/2037             4/1/2007       2/26/2007                   704           R             1                     Y             10   Single Family                                    N                  N                                0                     0     75.76
158808098          92127           510528.66        2712.43                5          835000                  0           511000         6.375        0            1    CA             61.2                  357             360       3/1/2037             4/1/2007       2/13/2007                   755           R             1                     N             35   PUD                                              N                  Y                                0                   120      61.2
161847079          91344              548500        3142.45                5          840000                  0           548500         6.875        0            1    CA             65.3                  360             360       6/1/2037             7/1/2007       5/22/2007                   709           R             1                     Y             10   Single Family                                    N                  Y                                0                   120      65.3
169107677          49316              673100        4199.27               23          861000             841400           673100         6.375        0            1    MI               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   781           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
166422530          98019              476000        2578.33               48          605000                  0           476000           6.5        0            1    WA            78.68                  359             360       5/1/2037             6/1/2007       4/20/2007                   770           R             1                     N             35   PUD                                              N                  Y                                0                   120     78.68
169579801          92128              470000        2893.87                5          650000                  0           470000          6.25        0            1    CA            72.31                  360             360       7/1/2037             8/1/2007        6/4/2007                   741           R             1                     Y             35   PUD                                              N                  N                                0                     0     72.31
160760419          78373              532850        3367.97               44          752000                  0           532850           6.5        0            1    TX            70.86                  360             360       6/1/2037             7/1/2007       5/23/2007                   739           R             3                     N             10   Single Family                                    N                  N                                0                     0     70.86
157926637          91011           635405.61         3309.4                5         1067000            1067000           803000          6.25        0            1    CA            75.26                  357             360       3/1/2037             4/1/2007        2/8/2007                   801           P             1                     N             10   Single Family                                    N                  Y                                0                   120     75.26
165576356          94550              511200        2715.75                5          685000                  0           511200         6.375        0            1    CA            74.63                  359             360       5/1/2037             6/1/2007       3/29/2007                   712           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     75.01
138675361          92603              583000        3157.92                5          973000                  0           583000           6.5        0            1    CA            59.92                  356             360       2/1/2037             3/1/2007       1/11/2007                   780           R             1                     N             35   PUD                                              N                  Y                                0                   120     59.92
168050688           8807           473581.81        3035.07               31          535000             527500           474000         6.625        0            1    NJ            89.86                  359             360       5/1/2037             6/1/2007       4/30/2007                   749           P             1                     N             10   Single Family                                    N                  N                                0                     0     89.86
161600705          91784              649999        4055.15                5          823000             819900           649999         6.375        0            1    CA            79.28                  360             360       6/1/2037             7/1/2007       5/17/2007                   720           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
161334587          94803              600000         3694.3                5          950000                  0           600000          6.25        0            1    CA            63.16                  360             360       6/1/2037             7/1/2007       5/22/2007                   724           R             1                     Y             10   Single Family                                    N                  N                                0                     0     63.16
170449730          92630              452000        2819.89                5          846000             846000           452000         6.375        0            1    CA            53.43                  360             360       7/1/2037             8/1/2007        6/5/2007                   762           P             1                     N             35   PUD                                              N                  N                                0                     0     77.07
168842718          92618              525000        3275.32                5          657500             657500           525000         6.375        0            1    CA            79.85                  360             360       6/1/2037             7/1/2007       5/29/2007                   781           P             1                     N             20   Condominium                                      N                  N                                0                     0     79.85
155823515          19348            443726.7        2739.94               39          670000             670000           445000          6.25        0            1    PA            66.42                  357             360       3/1/2037             4/1/2007        2/1/2007                   714           P             1                     N             35   PUD                                              N                  N                                0                     0     66.42
169354945          92703              497500        2642.97                5          728000                  0           497500         6.375        0            1    CA            68.34                  360             360       6/1/2037             7/1/2007       5/25/2007                   733           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     68.34
168696995          93291              463400        2891.01                5          595000             579265           463400         6.375        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   755           P             1                     N             10   Single Family                                    N                  N                                0                     0     89.64
161409173          92648             1300000        8324.04                5         1735000            1735000          1300000         6.625        0            1    CA            74.93                  360             360       6/1/2037             7/1/2007       5/15/2007                   725           P             1                     N             35   PUD                                              N                  N                                0                     0     74.93
169661048          91321              814400        4496.17                5         1020000            1018026           814400         6.625        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/30/2007                   730           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
150314306          84020              793000        4947.29               45         1065000            1057926           793000         6.375        0            1    UT            74.96                  360             360       7/1/2037             8/1/2007       6/20/2007                   750           P             1                     N             10   Single Family                                    N                  N                                0                     0     74.96
161147364          93306              448190        3172.26                5          498000                  0           448190         7.625     0.33            1    CA               90                  360             360       6/1/2037             7/1/2007       5/25/2007                   669           R             1                     N             35   PUD                                              N                  N                                0                     0        90
165637900          92706            516044.3        3307.21                5          840000                  0           516500         6.625        0            1    CA            61.49                  359             360       5/1/2037             6/1/2007       4/24/2007                   690           R             1                     Y             10   Single Family                                    N                  N                                0                     0     61.49
169222366          94531              428000        2273.75                5          550000                  0           428000         6.375        0            1    CA            77.82                  360             360       7/1/2037             8/1/2007        6/5/2007                   684           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     77.82
159156194          91423              628300        3337.84                5         1100000                  0           628300         6.375        0            1    CA            57.12                  357             360       3/1/2037             4/1/2007       2/22/2007                   812           R             1                     N             10   Single Family                                    N                  Y                                0                   120     57.12
122890427          29036           780782.36        4807.41               41          976000                  0        780782.36          6.25        0            1    SC               80                  360             360       6/1/2037             7/1/2007        1/5/2006                   789           R             1                     N             10   Single Family                                    N                  N                                0                     0        80
168739196           7002              525000        3318.36               31          670000                  0           525000           6.5        0            1    NJ            78.36                  360             360       6/1/2037             7/1/2007       5/21/2007                   735           R             1                     N             10   Single Family                                    N                  N                                0                     0     78.36
160755067           7945           598858.41        3694.31               31          850000                  0           600000          6.25        0            1    NJ            70.59                  358             360       4/1/2037             5/1/2007       3/16/2007                   711           R             1                     Y             10   Single Family                                    N                  N                                0                     0     70.59
160047474          11570           599483.41        3891.59               33          850000             850000           600000          6.75        0            1    NY            70.59                  359             360       5/1/2037             6/1/2007        4/5/2007                   761           P             1                     N             10   Single Family                                    N                  N                                0                     0     70.59
163408729          91105           942545.38        6129.25                5         1700000                  0           945000          6.75        0            1    CA            55.59                  357             360       3/1/2037             4/1/2007       2/21/2007                   793           R             1                     N             10   Single Family                                    N                  N                                0                     0     55.59
160269686          20754           448573.97        2764.57               21          600000             599000           449000          6.25        0            1    MD            74.96                  359             360       5/1/2037             6/1/2007      12/22/2006                   765           P             1                     N             10   Single Family                                    N                  N                                0                     0     74.96
161806978          39531              555000        3507.98               25          935000                  0           555000           6.5        0            1    MS            59.36                  360             360       7/1/2037             8/1/2007        6/5/2007                   704           R             1                     N             10   Single Family                                    N                  N                                0                     0     59.36
162057658          36116              472000        2983.37                1          645000                  0           472000           6.5        0            1    AL            73.18                  360             360       6/1/2037             7/1/2007        5/2/2007                   751           R             1                     Y             10   Single Family                                    N                  N                                0                     0     73.18
149931701          81632          1888975.27        12896.2                6         2390000                  0          1890450          7.25        0            1    CO             79.1                  359             360       5/1/2037             6/1/2007       4/10/2007                   735           R             3                     N             35   PUD                                              N                  N                                0                     0      79.1
157976607          92646            648763.3        4002.16                5          960000                  0           650000          6.25        0            1    CA            67.71                  358             360       4/1/2037             5/1/2007        3/8/2007                   738           R             1                     Y             10   Single Family                                    N                  N                                0                     0     67.71
164870131          11366              580000        3571.16               33          740000                  0           580000          6.25        0            1    NY            78.38                  360             360       7/1/2037             8/1/2007        6/8/2007                   731           R             1                     N             10   Single Family                                    N                  N                                0                     0     78.38
168844430          84664              580000        3618.45               45          740000             740000           580000         6.375        0            1    UT            78.38                  360             360       7/1/2037             8/1/2007        6/1/2007                   707           P             1                     N             10   Single Family                                    N                  N                                0                     0     78.38
164799068          93010           463978.38        2863.08                5          650000                  0           465000          6.25        0            1    CA            71.54                  358             360       4/1/2037             5/1/2007       3/27/2007                   765           R             1                     N             10   Single Family                                    N                  N                                0                     0     71.54
169625586          11762              560000        3539.58               33          910000             910000           560000           6.5        0            1    NY            61.54                  360             360       7/1/2037             8/1/2007        6/6/2007                   738           P             1                     N             10   Single Family                                    N                  N                                0                     0     61.54
169451656          33327              779985        4224.92               10         1100000             975000           779985           6.5        0            1    FL               80                  360             360       7/1/2037             8/1/2007       6/12/2007                   749           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
159418092          48168              800000           4250               23         1350000            1300000           800000         6.375        0            1    MI            61.54                  359             360       5/1/2037             6/1/2007       4/10/2007                   755           P             1                     N             10   Single Family                                    N                  Y                                0                   120     61.54
161167806          21710              430000        2647.58               21          650000             642765           430000          6.25        0            1    MD             66.9                  360             360       6/1/2037             7/1/2007       5/25/2007                   716           P             1                     N             35   PUD                                              N                  N                                0                     0      66.9
161306728          85260              504600        3106.91                3         1285000                  0           504600          6.25        0            1    AZ            39.27                  360             360       6/1/2037             7/1/2007       5/17/2007                   801           R             1                     N             35   PUD                                              N                  N                                0                     0     39.27
164896410          92024              642000        3544.38                5          990000                  0           642000         6.625        0            1    CA            64.85                  358             360       4/1/2037             5/1/2007       3/20/2007                   731           R             1                     N             10   Single Family                                    N                  Y                                0                   120     64.86
145704504           5657           474560.06        2963.38               46          730000                  0           475000         6.375        0            1    VT            65.07                  359             360       5/1/2037             6/1/2007       4/13/2007                   798           R             3                     Y             10   Single Family                                    N                  N                                0                     0     65.07
160359233          95131              459850        3020.89                5          574823             574823           459850         6.875        0            1    CA               80                  360             360       6/1/2037             7/1/2007        5/7/2007                   758           P             1                     N             20   Condominium                                      N                  N                                0                     0        90
157913100          92630            534726.6        3007.84                5          700000                  0           535000          6.75        0            1    CA            76.43                  357             360       3/1/2037             4/1/2007        2/9/2007                   740           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     76.43
161510225          80108              500000        2957.69                6          700000                  0           500000         5.875        0            1    CO            71.43                  360             360       6/1/2037             7/1/2007       5/24/2007                   764           R             1                     N             35   PUD                                              N                  N                                0                     0        85
161089725          98103              500000        3038.05               48          700000             700000           500000         6.125        0            1    WA            71.43                  360             360       6/1/2037             7/1/2007       5/25/2007                   779           P             1                     N             20   Condominium                                      N                  N                                0                     0     71.43
160425706          55105              972000        6064.02               24         1400000                  0           972000         6.375        0            1    MN            69.43                  360             360       6/1/2037             7/1/2007       5/16/2007                   803           R             1                     Y             10   Single Family                                    N                  N                                0                     0     69.43
170087039          83616             1500000        9358.05               13         2100000                  0          1500000         6.375        0            1    ID            71.43                  360             360       7/1/2037             8/1/2007       6/11/2007                   753           R             1                     Y             35   PUD                                              N                  N                                0                     0     71.43
168236311          90403              520000        2708.33                5         1120000                  0           520000          6.25        0            1    CA            46.43                  360             360       6/1/2037             7/1/2007       5/15/2007                   681           R             1                     N             20   Condominium                                      N                  Y                                0                   120     46.43
126184168          28031           948891.51        6103.08               34         1200000                  0        953142.88         6.625        0            1    NC            79.43                  355             360       1/1/2037             2/1/2007       2/22/2006                   711           R             1                     N             35   PUD                                              N                  N                                0                     0     79.43
153499967          92673           677457.83        4082.23                5          905000             888431           680881             6        0            1    CA            76.64                  355             360       1/1/2037             2/1/2007      12/20/2006                   755           P             1                     N             35   PUD                                              N                  N                                0                     0     76.64
161625500          20002              800000        4860.88                9         1075000                  0           800000         6.125        0            1    DC            74.42                  360             360       6/1/2037             7/1/2007       5/24/2007                   723           R             1                     Y             10   Single Family                                    N                  N                                0                     0     74.42
157827158          94551           728698.83        3871.21                5          945000                  0           730000         6.375        0            1    CA            77.25                  358             360       4/1/2037             5/1/2007       3/23/2007                   778           R             1                     N             10   Single Family                                    N                  Y                                0                   120      77.3
159075801          94947          1056271.54         6526.6                5         1840000                  0          1060000          6.25        0            1    CA            57.61                  357             360       3/1/2037             4/1/2007       2/28/2007                   748           R             1                     Y             10   Single Family                                    N                  N                                0                     0     57.61
168956326           2874              620000        3969.93               40          965000                  0           620000         6.625        0            1    RI            64.25                  360             360       7/1/2037             8/1/2007        6/7/2007                   706           R             1                     N             10   Single Family                                    N                  N                                0                     0     64.25
149461138          61008           849212.74        5302.89               14         1550000                  0           850000         6.375        0            1    IL            54.84                  359             360       5/1/2037             6/1/2007        5/4/2007                   785           R             1                     Y             10   Single Family                                    N                  N                                0                     0     54.84
156934121          91423              650000        3385.42                5          935000                  0           650000          6.25        0            1    CA            69.52                  356             360       2/1/2037             3/1/2007        1/9/2007                   739           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     69.52
168357374          85259              565000        3571.18                3         1420000                  0           565000           6.5        0            1    AZ            39.79                  360             360       7/1/2037             8/1/2007        6/8/2007                   762           R             1                     Y             10   Single Family                                    N                  N                                0                     0     39.79
161273980          85255              999000        5411.25                3         1505000                  0           999000           6.5        0            1    AZ            66.38                  360             360       6/1/2037             7/1/2007       5/24/2007                   703           R             1                     N             10   Single Family                                    N                  Y                                0                   120     66.38
159269681          11930           871672.14        5372.13               33         1650000                  0           872500          6.25        0            1    NY            52.88                  359             360       5/1/2037             6/1/2007       4/11/2007                   754           R             3                     Y             10   Single Family                                    N                  N                                0                     0     52.88
169449344          91901              560000        3493.67                5         1190000                  0           560000         6.375        0            1    CA            47.06                  360             360       6/1/2037             7/1/2007       5/25/2007                   774           R             1                     Y             10   Single Family                                    N                  N                                0                     0     47.06
133144151          97527           726645.96         4482.6               38          995000                  0        728029.92          6.25        0            1    OR            73.17                  358             360       4/1/2037             5/1/2007       4/24/2006                   758           R             1                     N             10   Single Family                                    N                  N                                0                     0     73.17
148333115          81601              575000         2934.9                6          900000                  0           575000         6.125        0            1    CO            63.89                  360             360       6/1/2037             7/1/2007        5/9/2007                   754           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     63.89
161287805          77401              537650        3354.24               44          900000                  0           537650         6.375        0            1    TX            59.74                  360             360       6/1/2037             7/1/2007       5/21/2007                   768           R             1                     N             10   Single Family                                    N                  N                                0                     0     59.74
124911698           3842           717891.41        4491.24               30          900000                  0           719900         6.375        0            1    NH            79.99                  357             360       3/1/2037             4/1/2007       2/24/2006                   762           R             1                     N             10   Single Family                                    N                  N                                0                     0     79.99
161421478          11357              545000        3534.86               33          925000                  0           545000          6.75        0            2    NY            58.92                  360             360       6/1/2037             7/1/2007       5/14/2007                   781           R             1                     N             25   2-4 Family                                       N                  N                                0                     0     58.92
161981192          20772              444150        2544.61               21          588000             555195           444150         6.875        0            1    MD               80                  360             360       6/1/2037             7/1/2007       5/29/2007                   722           P             1                     N             35   PUD                                              N                  Y                                0                   120     94.99
161857721          85225              450000        2390.63                3          563000                  0           450000         6.375        0            1    AZ            79.93                  360             360       6/1/2037             7/1/2007       5/16/2007                   745           R             1                     N             35   PUD                                              N                  Y                                0                   120     79.93
166973554          91403              479500         2497.4                5         1450000                  0           479500          6.25        0            1    CA            33.07                  359             360       5/1/2037             6/1/2007       4/20/2007                   735           R             1                     N             10   Single Family                                    N                  Y                                0                   120     33.07
161213668          19425              435000        2713.83               39          585000                  0           435000         6.375        0            1    PA            74.36                  360             360       6/1/2037             7/1/2007       5/21/2007                   771           R             1                     Y             35   PUD                                              N                  N                                0                     0     74.36
149773562          68114           586942.56        3617.34               28          980000                  0           587500          6.25        0            1    NE            59.95                  359             360       5/1/2037             6/1/2007        4/5/2007                   749           R             1                     Y             10   Single Family                                    N                  N                                0                     0     59.95
167359610          95835              448700         2799.3                5          690000                  0           448700         6.375        0            1    CA            65.03                  360             360       6/1/2037             7/1/2007        5/9/2007                   755           R             1                     N             35   PUD                                              N                  N                                0                     0     65.03
110495512          44094           798541.22        4408.61               36         1000000                  0        799290.11         6.625        0            1    OH            79.93                  351             360       9/1/2036            10/1/2006       8/26/2005                   789           R             1                     N             10   Single Family                                    N                  Y                                0                   120     79.93
157054788          21797           550818.55        3157.64               21          820000                  0           553000         6.875        0            1    MD            67.44                  356             360       2/1/2037             3/1/2007       1/23/2007                   741           R             1                     N             10   Single Family                                    N                  Y                                0                   120     67.44
161347253          92056              537000         3306.4                5          689000                  0           537000          6.25        0            1    CA            77.94                  360             360       6/1/2037             7/1/2007       5/25/2007                   712           R             1                     N             35   PUD                                              N                  N                                0                     0     77.94
161052936           1949              490000        3056.96               22          655000                  0           490000         6.375        0            1    MA            74.81                  360             360       6/1/2037             7/1/2007       5/23/2007                   732           R             1                     Y             10   Single Family                                    N                  N                                0                     0     74.81
20856986           32836              485300        2988.08               10          618000             606631           485300          6.25        0            1    FL               80                  360             360       6/1/2037             7/1/2007       5/17/2007                   752           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
169851100          90266              723000        3840.94                5         1040000            1040000           723000         6.375        0            1    CA            69.52                  360             360       7/1/2037             8/1/2007        6/4/2007                   775           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
162073116          92119              535000        2842.19                5          675000                  0           535000         6.375        0            1    CA            79.26                  360             360       6/1/2037             7/1/2007       5/24/2007                   789           R             1                     N             10   Single Family                                    N                  Y                                0                   120     79.26
161060033          92620              611000        3762.03                5          765000                  0           611000          6.25        0            1    CA            79.87                  360             360       6/1/2037             7/1/2007        5/7/2007                   778           R             1                     N             20   Condominium                                      N                  N                                0                     0     89.53
168324567          92020              722700        4567.96                5          907000             903383           722700           6.5        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/21/2007                   664           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
168404244           2879              437300        2692.53               40          570000                  0           437300          6.25        0            1    RI            76.72                  360             360       6/1/2037             7/1/2007       5/30/2007                   762           R             1                     N             10   Single Family                                    N                  N                                0                     0     76.72
149713914          10033              600000         3694.3               33          790000             790000           600000          6.25        0            1    NY            75.95                  360             360       6/1/2037             7/1/2007       5/17/2007                   737           P             1                     N             90   Co-Op                                            N                  N                                0                     0     75.95
168860064          95111              500000        2708.33                5          645000                  0           500000           6.5        0            1    CA            77.52                  360             360       6/1/2037             7/1/2007       5/31/2007                   748           R             1                     N             10   Single Family                                    N                  Y                                0                   120     91.24
170043148          92104              500000        3119.35                5          645000                  0           500000         6.375        0            1    CA            77.52                  360             360       7/1/2037             8/1/2007        6/4/2007                   775           R             1                     Y             10   Single Family                                    N                  N                                0                     0     77.52
161637629          92065              500000        3160.34                5          645000                  0           500000           6.5        0            1    CA            77.52                  360             360       7/1/2037             8/1/2007       5/29/2007                   744           R             1                     N             10   Single Family                                    N                  N                                0                     0     77.52
159683733          97701              900000        5156.25               38         1225000                  0           900000         6.875        0            1    OR            73.47                  359             360       5/1/2037             6/1/2007        4/6/2007                   712           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     73.47
169142400          90272              600000        3792.41                5         2567000            2550000           600000           6.5        0            1    CA            23.53                  360             360       7/1/2037             8/1/2007        6/4/2007                   801           P             1                     N             10   Single Family                                    N                  N                                0                     0     23.53
168111848          95864              500000        3119.35                5          680000             680000           500000         6.375        0            1    CA            73.53                  360             360       7/1/2037             8/1/2007        6/1/2007                   712           P             1                     N             10   Single Family                                    N                  N                                0                     0        95
169994277          37027              500000        3160.34               43          687000             680000           500000           6.5        0            1    TN            73.53                  360             360       6/1/2037             7/1/2007        6/1/2007                   679           P             1                     N             10   Single Family                                    N                  N                                0                     0       100
168646299          94568              771200        4685.89                5          968000                  0           771200         6.125        0            1    CA            79.67                  360             360       6/1/2037             7/1/2007       5/14/2007                   793           R             1                     N             35   PUD                                              N                  N                                0                     0        90
129118417          85050              770000        4866.92                3         1030000             969048           770000           6.5        0            1    AZ            79.46                  360             360       6/1/2037             7/1/2007       5/15/2007                   766           P             1                     N             35   PUD                                              N                  N                                0                     0     79.46
168857368           6820             1000000        5520.83                7         1350000            1345000          1000000         6.625        0            1    CT            74.35                  360             360       7/1/2037             8/1/2007        6/1/2007                   711           P             1                     N             10   Single Family                                    N                  Y                                0                   120     89.22
132530244          43209           647076.53        4161.86               36          900000                  0           649975         6.625        0            1    OH            72.22                  355             360       1/1/2037             2/1/2007       3/31/2006                   776           R             1                     N             10   Single Family                                    N                  N                                0                     0     72.22
161300599          84095              597000         3724.5               45          896000                  0           597000         6.375        0            1    UT            66.63                  360             360       6/1/2037             7/1/2007       5/23/2007                   700           R             1                     Y             10   Single Family                                    N                  N                                0                     0     66.63
167311964          91436              556000        3560.13                5         1010000                  0           556000         6.625        0            1    CA            55.05                  360             360       6/1/2037             7/1/2007       5/15/2007                   800           R             1                     N             10   Single Family                                    N                  N                                0                     0     55.05
135451576          80498           613580.18        3831.49                6          770000                  0           614149         6.375        0            1    CO            79.76                  359             360       5/1/2037             6/1/2007        5/5/2006                   811           R             1                     N             35   PUD                                              N                  N                                0                     0     79.76
168398832          80487              590000        3632.73                6         1080000                  0           590000          6.25        0            1    CO            54.63                  360             360       7/1/2037             8/1/2007       5/30/2007                   713           R             1                     N             10   Single Family                                    N                  N                                0                     0     63.89
161768694          98118              440115        2338.11               48          551000             550215           440115         6.375        0            1    WA            79.99                  360             360       6/1/2037             7/1/2007       5/29/2007                   711           P             1                     N             10   Single Family                                    N                  Y                                0                   120       100
169850212          92656              488000        2389.17                5          620000                  0           488000         5.875        0            1    CA            78.71                  360             360       7/1/2037             8/1/2007        6/7/2007                   782           R             1                     N             20   Condominium                                      N                  Y                                0                   120     78.71
168858120          91604              796000        4145.83                5          996000             996000           796000          6.25        0            1    CA            79.92                  360             360       7/1/2037             8/1/2007        6/1/2007                   705           P             1                     N             10   Single Family                                    N                  Y                                0                   120     79.92
158331975          92692           449213.42         2808.6                5          678000                  0           450190         6.375        0            1    CA             66.4                  358             360       4/1/2037             5/1/2007       3/22/2007                   783           R             1                     Y             35   PUD                                              N                  N                                0                     0     66.81
169328409          95746              590000        3632.73                5          742000             740000           590000          6.25        0            1    CA            79.73                  360             360       7/1/2037             8/1/2007        6/6/2007                   759           P             1                     N             35   PUD                                              N                  N                                0                     0     79.73
162025622          95757              465716        2829.74                5          585000             582146           465716         6.125        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/16/2007                   733           P             1                     N             35   PUD                                              N                  N                                0                     0       100
165988933          93003           456566.38        2813.83                5          757000             757000           457000          6.25        0            1    CA            60.37                  359             360       5/1/2037             6/1/2007        4/4/2007                   703           P             1                     N             10   Single Family                                    N                  N                                0                     0     60.37
161259610          85396              622253        3933.06                3          780001             777817           622253           6.5        0            1    AZ               80                  360             360       6/1/2037             7/1/2007       5/18/2007                   706           P             1                     N             35   PUD                                              N                  N                                0                     0        95
165639093          98029              642277        4059.63               48          812000             802847           642277           6.5        0            1    WA               80                  360             360       7/1/2037             8/1/2007       6/13/2007                   739           P             1                     N             35   PUD                                              N                  N                                0                     0      88.1
157362490          95626           544691.74        3460.57                5          745000                  0           547500           6.5        0            1    CA            73.49                  355             360       2/1/2037             3/1/2007        2/1/2007                   755           R             1                     Y             10   Single Family                                    N                  N                                0                     0     73.49
159708792          20602              562054        2927.36               21          702693             702693           562154          6.25        0            1    MD               80                  359             360       5/1/2037             6/1/2007       4/18/2007                   785           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
130738676          80020             1027605        6665.03                6         1290000            1284507          1027605          6.75        0            1    CO               80                  360             360       6/1/2037             7/1/2007        5/9/2007                   774           P             1                     N             35   PUD                                              N                  N                                0                     0        80
169457201           6117              552000        3354.01                7          699000                  0           552000         6.125        0            1    CT            78.97                  360             360       6/1/2037             7/1/2007       5/29/2007                   705           R             1                     Y             10   Single Family                                    N                  N                                0                     0      79.7
162080933          27519              479615        2697.83               34          600000             599519           479615          6.75        0            1    NC               80                  360             360       6/1/2037             7/1/2007        6/1/2007                   706           P             1                     N             35   PUD                                              N                  Y                                0                   120       100
161454362          77479              487039        2998.78               44          609000             608799           487039          6.25        0            1    TX               80                  360             360       6/1/2037             7/1/2007       5/17/2007                   775           P             1                     N             35   PUD                                              N                  N                                0                     0        80
160981511          20147              900374        4689.45               47         1300000            1286249           900374          6.25        0            1    VA               70                  360             360       6/1/2037             7/1/2007        5/2/2007                   777           P             1                     N             35   PUD                                              N                  Y                                0                   120        70
161024661          85255              703999        3813.33                3          880000             879999           703999           6.5        0            1    AZ               80                  360             360       6/1/2037             7/1/2007       5/18/2007                   781           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
170025266          91352              733699        3897.78                5          917124             917124           733699         6.375        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   741           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
160144166          19317              448000           2100               39          590000             560000           448000         5.625        0            1    PA               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   756           P             1                     N             10   Single Family                                    N                  Y                                0                   120     94.64
160341567          22304              447200        2142.83               47          560000             559000           447200          5.75        0            1    VA               80                  360             360       6/1/2037             7/1/2007       5/17/2007                   721           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
170043572          20853              424000         2252.5               21          535000             530000           424000         6.375        0            1    MD               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   718           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
161679530          11428              428000        2318.33               33          535000                  0           428000           6.5        0            1    NY               80                  360             360       6/1/2037             7/1/2007       5/23/2007                   690           R             1                     Y             10   Single Family                                    N                  Y                                0                   120        80
163854284          92262              420000        2318.75                5          700000                  0           420000         6.625        0            1    CA               60                  358             360       4/1/2037             5/1/2007        3/7/2007                   792           R             3                     Y             10   Single Family                                    N                  Y                                0                   120        60
170449906          20770              444000        2358.75               21          558000             555000           444000         6.375        0            1    MD               80                  360             360       7/1/2037             8/1/2007       6/12/2007                   740           P             1                     N             35   PUD                                              N                  Y                                0                   120       100
168777721          92056              472000           2360                5          675000             590000           472000             6        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/24/2007                   781           P             1                     N             35   PUD                                              N                  Y                                0                   120        90
166025145          22314              454400        2366.67               47          570000             568000           454400          6.25        0            1    VA               80                  360             360       6/1/2037             7/1/2007       5/18/2007                   776           P             1                     N             35   PUD                                              N                  Y                                0                   120       100
161527972           7950              433800        2394.94               31          550000             542250           433800         6.625        0            1    NJ               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   753           P             1                     N             10   Single Family                                    N                  Y                                0                   120        95
168930663           8872              427500        2404.69               31          475000             475000           427500          6.75        0            1    NJ               90                  360             360       6/1/2037             7/1/2007       5/31/2007                   726           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
160992897          90278              428000         2407.5                5          535000             535000           428000          6.75        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/14/2007                   707           P             1                     N             20   Condominium                                      N                  Y                                0                   120        80
169918064          92506              466400        2429.17                5          585000             583000           466400          6.25        0            1    CA               80                  360             360       7/1/2037             8/1/2007       5/31/2007                   727           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
160423345          22191              424000        2429.17               47          550000             530000           424000         6.875        0            1    VA               80                  359             360       5/1/2037             6/1/2007       4/25/2007                   690           P             1                     N             35   PUD                                              N                  Y                                0                   120     99.99
167422450          95757              492000           2460                5          660000             615000           492000             6        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   692           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
163971386          92646              463965        2464.84                5          580000             580000           464000         6.375        0            1    CA               80                  358             360       4/1/2037             5/1/2007        3/2/2007                   733           P             1                     N             20   Condominium                                      N                  Y                                0                   120     80.09
160382124          32836              456000           2470               10          608000                  0           456000           6.5        0            1    FL               75                  360             360       6/1/2037             7/1/2007       4/26/2007                   669           R             1                     Y             35   PUD                                              N                  Y                                0                   120        75
158123430          11954              465000        2470.31               33          750000                  0           465000         6.375        0            1    NY               62                  359             360       5/1/2037             6/1/2007       4/20/2007                   695           R             3                     N             10   Single Family                                    N                  Y                                0                   120        62
161537541          91344              457500        2478.13                5          610000                  0           457500           6.5        0            1    CA               75                  360             360       6/1/2037             7/1/2007       5/18/2007                   722           R             1                     Y             10   Single Family                                    N                  Y                                0                   120        75
160986320           1701              476000        2479.17               22          595000             595000           476000          6.25        0            1    MA               80                  360             360       6/1/2037             7/1/2007       5/24/2007                   767           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
164724066          37064              450000        2484.38               43          750000                  0           450000         6.625        0            1    TN               60                  359             360       5/1/2037             6/1/2007       4/25/2007                   715           R             1                     Y             10   Single Family                                    N                  Y                                0                   120        60
161427087          92807              460000        2491.67                5          625000                  0           460000           6.5        0            1    CA             73.6                  360             360       6/1/2037             7/1/2007       5/14/2007                   724           R             1                     Y             35   PUD                                              N                  Y                                0                   120      73.6
165133837          36528              479200        2495.83                1          605000             599000           479200          6.25        0            1    AL               80                  359             360       5/1/2037             6/1/2007       4/10/2007                   740           P             3                     N             20   Condominium                                      N                  Y                                0                   120        90
157000211           7470              470000        2496.88               31          590000             587500           470000         6.375        0            1    NJ               80                  356             360       2/1/2037             3/1/2007       1/31/2007                   736           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
170118148          94546              461600        2500.33                5          577000             577000           461600           6.5        0            1    CA               80                  360             360       7/1/2037             8/1/2007       5/31/2007                   774           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
169449312          11801              472500        2510.16               33          600000                  0           472500         6.375        0            1    NY            78.75                  360             360       7/1/2037             8/1/2007       5/30/2007                   721           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     78.75
167576737          91107              456000         2517.5                5          570000             570000           456000         6.625        0            1    CA               80                  360             360       7/1/2037             8/1/2007       5/30/2007                   689           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
169824935          91789              488000        2541.67                5          610000                  0           488000          6.25        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   691           R             1                     N             10   Single Family                                    N                  Y                                0                   120     87.95
169230855          11590              480000           2550               33          600000                  0           480000         6.375        0            1    NY               80                  360             360       7/1/2037             8/1/2007        6/5/2007                   710           R             1                     N             10   Single Family                                    N                  Y                                0                   120        85
169108414          95003              480000           2550                5          600000             600000           480000         6.375        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   769           P             1                     N             20   Condominium                                      N                  Y                                0                   120        80
160969798          92070              472000        2556.67                5          625000                  0           472000           6.5        0            1    CA            75.52                  360             360       6/1/2037             7/1/2007       5/23/2007                   753           R             1                     N             10   Single Family                                    N                  Y                                0                   120     75.52
169372107          92880              492000         2562.5                5          615000                  0           492000          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   711           R             1                     N             35   PUD                                              N                  Y                                0                   120        80
166975578          22304              502720        2565.97               47          630000             628400           502720         6.125        0            1    VA               80                  359             360       5/1/2037             6/1/2007       4/18/2007                   750           P             1                     N             35   PUD                                              N                  Y                                0                   120     99.89
169538999          94928              448000        2566.67                5          560000                  0           448000         6.875        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/30/2007                   706           R             1                     N             10   Single Family                                    N                  Y                                0                   120        95
168913869          95747              519992        2599.96                5          660000             649990           519992             6        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   678           P             1                     N             35   PUD                                              N                  Y                                0                   120        95
165010834          75034              428000        2600.57               44          553000             535000           428000         6.125        0            1    TX               80                  360             360       7/1/2037             8/1/2007       6/11/2007                   732           P             1                     N             35   PUD                                              N                  N                                0                     0        80
167094888          75234              471200        2601.42               44          599000             589000           471200         6.625        0            1    TX               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   715           P             1                     N             35   PUD                                              N                  Y                                0                   120        95
165183970          11415           423413.35        2610.64               33          530000             530000           424000          6.25        0            1    NY               80                  359             360       5/1/2037             6/1/2007       4/12/2007                   785           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
161805202          21108              492000        2613.75               21          615000                  0           492000         6.375        0            1    MD               80                  360             360       6/1/2037             7/1/2007       5/24/2007                   670           R             1                     Y             35   PUD                                              N                  Y                                0                   120        80
164803593           2360              420000        2620.25               22          531000             525000           420000         6.375        0            1    MA               80                  360             360       6/1/2037             7/1/2007        6/1/2007                   810           P             1                     N             10   Single Family                                    N                  N                                0                     0       100
169642644          92821              468000         2632.5                5          800000                  0           468000          6.75        0            1    CA             58.5                  360             360       7/1/2037             8/1/2007        6/1/2007                   804           R             1                     N             10   Single Family                                    N                  Y                                0                   120      58.5
169628186          10543              460000        2635.42               33          575000             575000           460000         6.875        0            1    NY               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   751           P             1                     N             10   Single Family                                    N                  Y                                0                   120        95
165929038          10036              488000        2643.33               33          700000             610000           488000           6.5        0            1    NY               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   757           P             1                     N             90   Co-Op                                            N                  Y                                0                   120        80
164323424          80016              500000        2656.25                6          628700             625000           500000         6.375        0            1    CO               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   703           P             1                     N             35   PUD                                              N                  Y                                0                   120       100
161436408          20176              432000         2659.9               47          578000             540000           432000          6.25        0            1    VA               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   684           P             1                     N             35   PUD                                              N                  N                                0                     0     84.63
160392821          98110              432000         2659.9               48          540000                  0           432000          6.25        0            1    WA               80                  360             360       6/1/2037             7/1/2007       5/22/2007                   683           R             1                     Y             35   PUD                                              N                  N                                0                     0        80
160522990          20169              484000        2672.08               47          620000             605000           484000         6.625        0            1    VA               80                  360             360       6/1/2037             7/1/2007       5/17/2007                   788           P             1                     N             35   PUD                                              N                  Y                                0                   120       100
169095938          93221              440000        2673.49                5          568000             550000           440000         6.125        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/5/2007                   747           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
170737835          89074              505600           2686               29          635000             632000           505600         6.375        0            1    NV               80                  360             360       7/1/2037             8/1/2007        6/7/2007                   781           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
162047825          30045              420000        2689.31               11          525000                  0           420000         6.625        0            1    GA               80                  360             360       6/1/2037             7/1/2007       5/18/2007                   673           R             1                     Y             35   PUD                                              N                  N                                0                     0        95
149603588          29682           436585.36        2690.68               41          625000                  0           437000          6.25        0            1    SC            69.92                  359             360       5/1/2037             6/1/2007        4/2/2007                   670           R             3                     Y             35   PUD                                              N                  N                                0                     0     69.92
161830885          90043              487500        2691.41                5          650000             650000           487500         6.625        0            1    CA               75                  360             360       6/1/2037             7/1/2007       5/22/2007                   703           P             1                     N             10   Single Family                                    N                  Y                                0                   120        95
169925937          92653              470000        2692.71                5          590000             587500           470000         6.875        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/7/2007                   709           P             1                     N             35   PUD                                              N                  Y                                0                   120        95
157690910          59833              432000        2695.12               27          545000             540000           432000         6.375        0            1    MT               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   764           P             1                     N             10   Single Family                                    N                  N                                0                     0     89.26
167451629           1886              432280        2696.86               22          541000             540350           432280         6.375        0            1    MA               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   803           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
169624746          91786              456000         2707.5                5          480000             480000           456000         7.125     0.59            1    CA               95                  360             360       6/1/2037             7/1/2007       5/25/2007                   745           P             1                     N             10   Single Family                                    N                  Y                                0                   120        95
161756604          70471              500000        2708.33               19          625000             625000           500000           6.5        0            1    LA               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   758           P             1                     N             10   Single Family                                    N                  Y                                0                   120        95
160116803          93433           439582.51        2709.16                5          550000                  0           440000          6.25        0            1    CA               80                  359             360       5/1/2037             6/1/2007       4/19/2007                   741           R             1                     Y             10   Single Family                                    N                  N                                0                     0        80
168804426           8505              428800        2710.31               31          536000                  0           428800           6.5        0            1    NJ               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   783           R             1                     Y             10   Single Family                                    N                  N                                0                     0        80
161158373          98052              524000        2729.17               48          672000             655000           524000          6.25        0            1    WA               80                  360             360       6/1/2037             7/1/2007       5/15/2007                   746           P             1                     N             10   Single Family                                    N                  Y                                0                   120     89.99
166044066           8857              504000           2730               31          630000                  0           504000           6.5        0            1    NJ               80                  359             360       5/1/2037             6/1/2007        4/6/2007                   803           R             1                     N             10   Single Family                                    N                  Y                                0                   120        90
169372539          91301              526000        2739.58                5          658000             657500           526000          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/21/2007                   789           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
161038094          95476              428000        2740.53                5          535000                  0           428000         6.625        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/17/2007                   693           R             1                     Y             10   Single Family                                    N                  N                                0                     0        80
170388375          92129              488000           2745                5          610000             610000           488000          6.75        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   729           P             1                     N             10   Single Family                                    N                  Y                                0                   120        95
160622730          19146              440000        2745.03               39          585000             550000           440000         6.375        0            1    PA               80                  360             360       6/1/2037             7/1/2007        5/8/2007                   738           P             1                     N             20   Condominium                                      N                  N                                0                     0        90
161249641          91977              527200        2745.83                5          733000             659000           527200          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/16/2007                   777           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
161348653          33446              479920        2749.54               10          720000             599900           479920         6.875        0            1    FL               80                  360             360       6/1/2037             7/1/2007       5/11/2007                   739           P             1                     N             35   PUD                                              N                  Y                                0                   120        85
160217383          20906           479821.31        2749.59               21          608000             600000           480000         6.875        0            1    MD               80                  359             360       5/1/2037             6/1/2007       4/26/2007                   721           P             1                     N             35   PUD                                              N                  Y                                0                   120     89.98
161452682          92081              518000        2751.88                5          800000                  0           518000         6.375        0            1    CA            64.75                  360             360       6/1/2037             7/1/2007       5/15/2007                   683           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     64.75
161316321          83001              448000        2758.41               51          560000             560000           448000          6.25        0            1    WY               80                  360             360       6/1/2037             7/1/2007       5/14/2007                   788           P             3                     N             10   Single Family                                    N                  N                                0                     0        80
169110286          90807              500000        2760.42                5          625000                  0           500000         6.625        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   681           R             1                     N             10   Single Family                                    N                  Y                                0                   120        95
168395325          85255              500000        2760.42                3          625000             625000           500000         6.625        0            1    AZ               80                  360             360       7/1/2037             8/1/2007       5/31/2007                   700           P             3                     N             35   PUD                                              N                  Y                                0                   120        90
160395726          20688              500000        2760.42               21          625000                  0           500000         6.625        0            1    MD               80                  360             360       6/1/2037             7/1/2007       5/21/2007                   756           R             3                     N             20   Condominium                                      N                  Y                                0                   120        80
161128257          91387              512000        2773.33                5          640000             640000           512000           6.5        0            1    CA               80                  360             360       6/1/2037             7/1/2007        5/7/2007                   772           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
160383228          22033           475503.02        2777.81               47          596000             595000           476000          5.75        0            1    VA               80                  359             360       5/1/2037             6/1/2007       4/30/2007                   806           P             1                     N             35   PUD                                              N                  N                                0                     0        80
167977622           7712              440000         2781.1               31          570000             550000           440000           6.5        0            1    NJ               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   751           P             3                     N             10   Single Family                                    N                  N                                0                     0        80
160779142          29439              451760        2781.56               41          580000             564700           451760          6.25        0            1    SC               80                  360             360       6/1/2037             7/1/2007       5/14/2007                   765           P             3                     N             35   PUD                                              N                  N                                0                     0        80
161259226          61114              452000        2783.05               14          565000                  0           452000          6.25        0            1    IL               80                  360             360       6/1/2037             7/1/2007        5/7/2007                   686           R             1                     N             10   Single Family                                    N                  N                                0                     0        80
157232361          94403              524000        2783.75                5          690000             655000           524000         6.375        0            1    CA               80                  356             360       2/1/2037             3/1/2007       1/18/2007                   715           P             1                     N             20   Condominium                                      N                  Y                                0                   120        80
160994657          94589              430000        2788.97                5          500000                  0           430000          6.75     0.47            1    CA               86                  360             360       6/1/2037             7/1/2007       5/17/2007                   740           R             1                     Y             10   Single Family                                    N                  N                                0                     0        86
168944829          11372              496000           2790               33          640000             620000           496000          6.75        0            1    NY               80                  360             360       6/1/2037             7/1/2007        6/5/2007                   723           P             1                     N             10   Single Family                                    N                  Y                                0                   120        95
161985385          20148              442000        2793.74               47          520000                  0           442000           6.5        0            1    VA               85                  360             360       7/1/2037             8/1/2007       5/31/2007                   743           R             1                     Y             35   PUD                                              N                  N                                0                     0        85
159570815          20705           441828.14        2795.18               21          585000             552785           442228           6.5        0            1    MD               80                  359             360       5/1/2037             6/1/2007       4/13/2007                   795           P             1                     N             35   PUD                                              N                  N                                0                     0        90
169095654          98056              443200        2801.33               48          560000             554000           443200           6.5        0            1    WA               80                  360             360       7/1/2037             8/1/2007       5/31/2007                   710           P             1                     N             35   PUD                                              N                  N                                0                     0      87.5
161410837          95409              461250         2802.6                5          615000             615000           461250         6.125        0            1    CA               75                  360             360       6/1/2037             7/1/2007       5/22/2007                   735           P             1                     N             10   Single Family                                    N                  N                                0                     0        75
168896811          59715              444000        2806.38               27          555000                  0           444000           6.5        0            1    MT               80                  360             360       7/1/2037             8/1/2007       5/31/2007                   692           R             1                     Y             10   Single Family                                    N                  N                                0                     0        80
161320466           2364              444000        2806.38               22          555000                  0           444000           6.5        0            1    MA               80                  360             360       6/1/2037             7/1/2007       5/24/2007                   712           R             1                     Y             10   Single Family                                    N                  N                                0                     0        80
160742849          28411              444000        2806.39               34          570000             555000           444000           6.5        0            1    NC               80                  360             360       6/1/2037             7/1/2007       5/11/2007                   720           P             1                     N             35   PUD                                              N                  N                                0                     0        95
161219085          95336              510000        2815.63                5          680000                  0           510000         6.625        0            1    CA               75                  360             360       6/1/2037             7/1/2007       5/18/2007                   733           R             1                     Y             10   Single Family                                    N                  Y                                0                   120        75
167866770          73003              460000         2832.3               37          575000             575000           460000          6.25        0            1    OK               80                  360             360       7/1/2037             8/1/2007        6/8/2007                   795           P             1                     N             10   Single Family                                    N                  N                                0                     0       100
157673592          91344              524000        2838.33                5          655000             655000           524000           6.5        0            1    CA               80                  356             360       2/1/2037             3/1/2007       1/25/2007                   784           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
158516694          92054           453928.44        2839.86                5          569000             569000           455200         6.375        0            1    CA               80                  357             360       3/1/2037             4/1/2007       2/20/2007                   779           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
165541999          91361           454354.54        2839.86                5          585000             569000           455200         6.375        0            1    CA               80                  358             360       4/1/2037             5/1/2007       3/20/2007                   798           P             1                     N             20   Condominium                                      N                  N                                0                     0        80
168945037          81521              470250        2841.09                6          495000             495000           470250          7.25     0.65            1    CO               95                  360             360       6/1/2037             7/1/2007       5/31/2007                   776           P             1                     N             10   Single Family                                    N                  Y                                0                   120        95
160538928          20169              467600        2841.19               47          598000             584500           467600         6.125        0            1    VA               80                  360             360       6/1/2037             7/1/2007        5/4/2007                   722           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
161304512          98372              450000        2844.31               48          750000                  0           450000           6.5        0            1    WA               60                  360             360       6/1/2037             7/1/2007       5/14/2007                   666           R             1                     Y             10   Single Family                                    N                  N                                0                     0        60
165486483           3031              456000        2844.85               30          573000             570000           456000         6.375        0            1    NH               80                  360             360       7/1/2037             8/1/2007       6/13/2007                   745           P             1                     N             10   Single Family                                    N                  N                                0                     0        95
162104696          94124              506250        2847.66                5          675000             675000           506250          6.75        0            1    CA               75                  360             360       6/1/2037             7/1/2007       5/22/2007                   704           P             1                     N             10   Single Family                                    N                  Y                                0                   120        75
170287653          80602              456000           2850                6          570000             570000           456000           7.5        0            1    CO               80                  360             360       6/1/2037             7/1/2007        6/4/2007                   663           P             1                     N             35   PUD                                              N                  Y                                0                   120       100
160921960          23059              540000        2868.75               47          690000             675000           540000         6.375        0            1    VA               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   806           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
169391132          98223              460000         2869.8               48          575000             575000           460000         6.375        0            1    WA               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   689           P             1                     N             10   Single Family                                    N                  N                                0                     0     94.78
170033515          91708              551200        2870.83                5          720000             689000           551200          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   700           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
161356478          22150              468000        2881.56               47          585000                  0           468000          6.25        0            1    VA               80                  360             360       6/1/2037             7/1/2007       5/24/2007                   750           R             1                     N             10   Single Family                                    N                  N                                0                     0        95
169545800          92870              532000        2881.67                5          665000                  0           532000           6.5        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   768           R             1                     N             10   Single Family                                    N                  Y                                0                   120     82.53
169840850          55038              446405        2883.03               24          475000             469900           446405          7.75     0.64            1    MN               95                  360             360       6/1/2037             7/1/2007       5/29/2007                   760           P             1                     N             10   Single Family                                    N                  Y                                0                   120        95
159860683          72758           474443.42        2885.57                4          500000             499900           474905         6.125        0            1    AR               95                  359             360       5/1/2037             6/1/2007       4/26/2007                   788           P             1                     N             10   Single Family                                    N                  N                                0                     0        95
169935986           8872              524000        2892.92               31          655000                  0           524000         6.625        0            1    NJ               80                  360             360       7/1/2037             8/1/2007        6/7/2007                   672           R             1                     Y             10   Single Family                                    N                  Y                                0                   120        80
166732486          48353              480000           2900               23          600000                  0           480000          7.25        0            1    MI               80                  360             360       6/1/2037             7/1/2007       5/29/2007                   725           R             1                     N             10   Single Family                                    N                  Y                                0                   120     85.17
170453730           6902              465600        2904.74                7          585000             582000           465600         6.375        0            1    CT               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   783           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
169641980           7401              508000        2910.42               31          635000             635000           508000         6.875        0            1    NJ               80                  360             360       7/1/2037             8/1/2007       6/11/2007                   701           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
168298813          30215              427500         2916.3               11          475000                  0           427500          7.25        0            1    GA               90                  360             360       7/1/2037             8/1/2007       5/31/2007                   743           R             1                     Y             10   Single Family                                    N                  N                                0                     0        90
169440911          90041              560000        2916.67                5          700000                  0           560000          6.25        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   767           R             1                     N             10   Single Family                                    N                  Y                                0                   120     83.57
166219398          33884              468000        2919.71               10          585000             642000           468000         6.375        0            1    FL               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   763           P             1                     N             35   PUD                                              Y                  N                               60                     0     87.79
162389843          21784              494000        2922.19               21          625000                  0           494000         5.875        0            1    MD            79.04                  360             360       6/1/2037             7/1/2007       5/23/2007                   672           R             1                     Y             35   PUD                                              N                  N                                0                     0     79.04
157503115          87508              539700        2923.65               32          685000             675000           540000           6.5        0            1    NM               80                  357             360       3/1/2037             4/1/2007       2/21/2007                   715           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
161017620          90278              463200        2927.74                5          579000             579000           463200           6.5        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/17/2007                   791           P             1                     N             20   Condominium                                      N                  N                                0                     0        90
158196049          65101           463580.53         2932.8               26          580000                  0           464000           6.5        0            1    MO               80                  359             360       5/1/2037             6/1/2007       4/10/2007                   694           R             3                     Y             10   Single Family                                    N                  N                                0                     0     80.17
169174809          84098              566320        2949.58               45          707900             707900           566320          6.25        0            1    UT               80                  360             360       7/1/2037             8/1/2007       6/11/2007                   774           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
161302215          92571              450000        2956.18                5          600000                  0           450000         6.875        0            1    CA               75                  360             360       6/1/2037             7/1/2007        5/9/2007                   749           R             1                     Y             10   Single Family                                    N                  N                                0                     0        75
156342186          95959           466723.87        2958.08                5          585000             585000           468000           6.5        0            1    CA               80                  357             360       3/1/2037             4/1/2007       1/16/2007                   716           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
160457854          83001              550000        2979.17               51         1000000                  0           550000           6.5        0            1    WY               55                  360             360       6/1/2037             7/1/2007       5/15/2007                   721           R             1                     Y             10   Single Family                                    N                  Y                                0                   120        55
161006618          92104              492000        2989.44                5          615000                  0           492000         6.125        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/21/2007                   779           R             1                     N             10   Single Family                                    N                  N                                0                     0      85.2
165977545          44067              563200           2992               36          704000                  0           563200         6.375        0            1    OH               80                  360             360       7/1/2037             8/1/2007        6/8/2007                   769           R             1                     N             10   Single Family                                    N                  Y                                0                   120        80
162265100          97213              456000         2995.6               38          480000             480000           456000         6.875        0            1    OR               95                  360             360       6/1/2037             7/1/2007       5/30/2007                   723           P             1                     N             10   Single Family                                    N                  N                                0                     0        95
162021429          93720              495000        3007.68                5          635000             625000           495000         6.125        0            1    CA             79.2                  360             360       6/1/2037             7/1/2007       5/22/2007                   674           P             1                     N             35   PUD                                              N                  N                                0                     0      79.2
168159775          80118              603200           3016                6          754000                  0           603200             6        0            1    CO               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   733           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     86.63
155398952          98940              460000        3021.87               48          578000             575000           460000         6.875        0            1    WA               80                  360             360       6/1/2037             7/1/2007       5/22/2007                   699           P             3                     N             35   PUD                                              N                  N                                0                     0        80
160891244          21401              491000        3023.17               21          625000             613750           491000          6.25        0            1    MD               80                  360             360       6/1/2037             7/1/2007       5/22/2007                   787           P             1                     N             20   Condominium                                      N                  N                                0                     0     89.93
168421463          11040              476000        3024.58               33          595000             595000           476000         7.625        0            1    NY               80                  360             360       7/1/2037             8/1/2007       6/12/2007                   701           P             1                     N             10   Single Family                                    N                  Y                                0                   120        95
167682879          92354              528000           3025                5          660000             660000           528000         6.875        0            1    CA               80                  360             360       6/1/2037             7/1/2007        6/5/2007                   709           P             1                     N             10   Single Family                                    N                  Y                                0                   120       100
169828865          90049              472800        3027.39                5          600000             591000           472800         6.625        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/29/2007                   787           P             3                     N             20   Condominium                                      N                  N                                0                     0        80
167485250          20001              486000        3032.01                9          540000                  0           486000         6.375        0            1    DC               90                  360             360       6/1/2037             7/1/2007       5/14/2007                   666           R             1                     Y             10   Single Family                                    N                  N                                0                     0        90
161515618          97146              560000        3033.33               38          700000                  0           560000           6.5        0            1    OR               80                  359             360       5/1/2037             6/1/2007       4/23/2007                   732           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     85.64
162272333           2052              480000        3033.93               22          600000                  0           480000           6.5        0            1    MA               80                  360             360       6/1/2037             7/1/2007       5/24/2007                   750           R             1                     Y             10   Single Family                                    N                  N                                0                     0        80
161770838          93311              480000        3033.93                5          640000             600000           480000           6.5        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/23/2007                   755           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
159972697          36830              500000        3038.06                1          625000             625000           500000         6.125        0            1    AL               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   743           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
169088468           7008              475000        3041.48               31          500000             500000           475000         6.625        0            1    NJ               95                  360             360       7/1/2037             8/1/2007       6/12/2007                   757           P             1                     N             10   Single Family                                    N                  N                                0                     0        95
157971345          91016           486636.81        3044.49                5          625000             610000           488000         6.375        0            1    CA               80                  357             360       3/1/2037             4/1/2007       2/14/2007                   727           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
169553769          90602              564000           3055                5          705000             705000           564000           6.5        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/5/2007                   710           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
162321283           7922              490000        3056.96               31          700000                  0           490000         6.375        0            1    NJ               70                  360             360       6/1/2037             7/1/2007       5/25/2007                   694           R             1                     Y             10   Single Family                                    N                  N                                0                     0        70
161133858          35242              503200         3057.5                1          640000             629000           503200         6.125        0            1    AL               80                  360             360       6/1/2037             7/1/2007       5/23/2007                   747           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
170447490          84004              465500           3058               45          665000                  0           465500         6.875        0            1    UT               70                  360             360       7/1/2037             8/1/2007        6/5/2007                   706           R             1                     Y             10   Single Family                                    N                  N                                0                     0        70
145273008          20010           497127.86        3063.81                9          650000             622000           497600          6.25        0            1    DC               80                  359             360       5/1/2037             6/1/2007       4/25/2007                   806           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
161132034          91010              485600        3069.32                5          607000             607000           485600           6.5        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/10/2007                   787           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
161766141          92655           479576.51        3073.49                5          600000                  0           480000         6.625        0            1    CA               80                  359             360       5/1/2037             6/1/2007       4/30/2007                   739           R             1                     N             10   Single Family                                    N                  N                                0                     0     88.67
161611426          95747              480000        3073.49                5          600000                  0           480000         6.625        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   722           R             1                     Y             35   PUD                                              N                  N                                0                     0        80
161325690          24104              500000        3078.59               47          800000                  0           500000          6.25        0            1    VA             62.5                  360             360       6/1/2037             7/1/2007       5/18/2007                   724           R             1                     Y             10   Single Family                                    N                  N                                0                     0      62.5
161344917          98052              513600         3079.3               48          642000             642000           513600             6        0            1    WA               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   755           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
169933434          11023              580000        3081.25               33          765000             725000           580000         6.375        0            1    NY               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   763           P             1                     N             10   Single Family                                    N                  Y                                0                   120     84.97
161004682          90703              487500        3081.33                5          650000                  0           487500           6.5        0            1    CA               75                  360             360       6/1/2037             7/1/2007        5/3/2007                   777           R             1                     Y             10   Single Family                                    N                  N                                0                     0        75
166043881          85018              507200         3081.8                3          640000             634000           507200         6.125        0            1    AZ               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   791           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
161220045          91911              478000         3100.3                5          597500                  0           478000          6.75        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/15/2007                   707           R             1                     N             10   Single Family                                    N                  N                                0                     0        95
170038627          98059              552000           3105               48          700000             690000           552000          6.75        0            1    WA               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   737           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
161093613          94044              498000        3106.87                5          800000                  0           498000         6.375        0            1    CA            62.25                  360             360       6/1/2037             7/1/2007       5/16/2007                   809           R             1                     N             10   Single Family                                    N                  N                                0                     0     62.25
161786656          85086              500000        3119.35                3          629000             625000           500000         6.375        0            1    AZ               80                  360             360       6/1/2037             7/1/2007       5/30/2007                   700           P             1                     N             35   PUD                                              N                  N                                0                     0        80
161250377          93458              500000        3119.35                5          625000                  0           500000         6.375        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/30/2007                   765           R             1                     N             10   Single Family                                    N                  N                                0                     0        80
162050641          84098              488000        3124.72               45          612000             610000           488000         6.625        0            1    UT               80                  360             360       6/1/2037             7/1/2007        6/1/2007                   740           P             1                     N             35   PUD                                              N                  N                                0                     0       100
161685243          94112              577500        3128.13                5          770000             770000           577500           6.5        0            1    CA               75                  360             360       6/1/2037             7/1/2007       5/18/2007                   810           P             1                     N             10   Single Family                                    N                  Y                                0                   120        75
164583767          11743           494489.94        3128.74               33          550000             550000           495000           6.5        0            1    NY               90                  359             360       5/1/2037             6/1/2007       4/25/2007                   759           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
161759308          20774              579700        3140.04               21          743800             724625           579700           6.5        0            1    MD               80                  360             360       6/1/2037             7/1/2007        5/9/2007                   676           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
169226719          20601              559308        3146.11               21          702000             699135           559308          6.75        0            1    MD               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   739           P             1                     N             35   PUD                                              N                  Y                                0                   120       100
169908160          97504              480000        3153.26               38          615000             600000           480000         6.875        0            1    OR               80                  360             360       7/1/2037             8/1/2007        6/5/2007                   745           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
168943557          83703              513600        3162.32               13          642000             642000           513600          6.25        0            1    ID               80                  360             360       6/1/2037             7/1/2007       5/21/2007                   760           P             3                     N             35   PUD                                              N                  N                                0                     0        90
161181024           7470              584000        3163.33               31          730000                  0           584000           6.5        0            1    NJ               80                  360             360       6/1/2037             7/1/2007       5/15/2007                   734           R             1                     N             10   Single Family                                    N                  Y                                0                   120        85
161509441          35222              520800        3164.44                1         1000000                  0           520800         6.125        0            1    AL            52.08                  360             360       6/1/2037             7/1/2007       5/25/2007                   749           R             1                     Y             10   Single Family                                    N                  N                                0                     0     52.08
164638959          43016           508328.75        3174.25               36          636000             636000           508800         6.375        0            1    OH               80                  359             360       5/1/2037             6/1/2007       4/27/2007                   773           P             1                     N             10   Single Family                                    N                  N                                0                     0        95
169617385          91941              516000         3177.1                5          645000             645000           516000          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/30/2007                   817           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
169035970          91701              576000           3180                5          720000                  0           576000         6.625        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   763           R             1                     Y             10   Single Family                                    N                  Y                                0                   120        90
157226088          92679              600000         3187.5                5          960000                  0           600000         6.375        0            1    CA             62.5                  356             360       2/1/2037             3/1/2007        2/5/2007                   701           R             1                     Y             35   PUD                                              N                  Y                                0                   120      62.6
162281286          94561              492000         3191.1                5          675500             615000           492000          6.75        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/10/2007                   740           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
166143370          45040              511920        3193.71               36          640000             639900           511920         6.375        0            1    OH               80                  360             360       6/1/2037             7/1/2007        6/1/2007                   764           P             1                     N             35   PUD                                              N                  N                                0                     0        90
161767774          92653            519506.6        3201.73                5          650000                  0           520000          6.25        0            1    CA               80                  359             360       5/1/2037             6/1/2007       4/24/2007                   718           R             1                     N             10   Single Family                                    N                  N                                0                     0     98.31
169917992          20871              592000        3206.67               21          740000                  0           592000           6.5        0            1    MD               80                  360             360       7/1/2037             8/1/2007        6/5/2007                   730           R             1                     N             35   PUD                                              N                  Y                                0                   120        90
161168535           7070              507500        3207.75               31          725000                  0           507500           6.5        0            1    NJ               70                  360             360       6/1/2037             7/1/2007       5/16/2007                   781           R             1                     Y             10   Single Family                                    N                  N                                0                     0        70
165166000          91301           615708.33        3206.81                5          880000                  0           616000          6.25        0            1    CA               70                  358             360       4/1/2037             5/1/2007       3/19/2007                   732           R             1                     Y             10   Single Family                                    N                  Y                                0                   120        70
170205722          98020              516000        3219.17               48          645000             645000           516000         6.375        0            1    WA               80                  360             360       7/1/2037             8/1/2007       6/11/2007                   793           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
161607529          20854              524000        3226.36               21          675000             655000           524000          6.25        0            1    MD               80                  360             360       6/1/2037             7/1/2007       5/24/2007                   712           P             1                     N             10   Single Family                                    N                  N                                0                     0       100
159800515          20817              524000        3226.36               21          655000             655000           524000          6.25        0            1    MD               80                  360             360       6/1/2037             7/1/2007       5/15/2007                   716           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
169928657          84121              512000        3236.19               45          640000             640000           512000           6.5        0            1    UT               80                  360             360       6/1/2037             7/1/2007       5/30/2007                   796           P             3                     N             10   Single Family                                    N                  N                                0                     0        90
167304391           8824              512000        3236.19               31          640000             640000           512000           6.5        0            1    NJ               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   743           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
167476897           7450              525600        3236.21               31          665000             657000           525600          6.25        0            1    NJ               80                  360             360       7/1/2037             8/1/2007        6/6/2007                   710           P             1                     N             10   Single Family                                    N                  N                                0                     0        95
169459353          80210              587088        3241.22                6          755000             733860           587088         6.625        0            1    CO               80                  360             360       6/1/2037             7/1/2007        6/1/2007                   788           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
169216773          11937              500000        3242.99               33          625000             625000           500000          6.75        0            1    NY               80                  360             360       7/1/2037             8/1/2007        6/8/2007                   706           P             1                     N             10   Single Family                                    N                  N                                0                     0        95
169460506          98074              519960        3243.87               48          650000             649950           519960         6.375        0            1    WA               80                  360             360       6/1/2037             7/1/2007       5/23/2007                   724           P             1                     N             35   PUD                                              N                  N                                0                     0       100
160819067          15650           519518.38        3244.12               39          650000                  0           520000         6.375        0            1    PA               80                  359             360       5/1/2037             6/1/2007       4/26/2007                   725           R             1                     Y             10   Single Family                                    N                  N                                0                     0        95
157131737          91010           620876.75        3233.73                5          779000             779000           623200          6.25        0            1    CA               80                  357             360       3/1/2037             4/1/2007        2/8/2007                   733           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
170104634          92780              600000           3250                5          750000             750000           600000           6.5        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/30/2007                   725           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
161014939          45458           527499.01        3250.99               36          660000             660000           528000          6.25        0            1    OH               80                  359             360       5/1/2037             6/1/2007       4/30/2007                   779           P             1                     N             35   PUD                                              N                  N                                0                     0        80
161408989          95383              514500        3251.99                5          735000                  0           514500           6.5        0            1    CA               70                  360             360       6/1/2037             7/1/2007       5/15/2007                   705           R             1                     Y             10   Single Family                                    N                  N                                0                     0        70
6613285            60192              502148        3256.92               14          631000             627685           502148          6.75        0            1    IL               80                  360             360       6/1/2037             7/1/2007        5/2/2007                   753           P             1                     N             10   Single Family                                    N                  N                                0                     0     84.78
170029626          97038              627000        3265.63               38         1100000                  0           627000          6.25        0            1    OR               57                  360             360       7/1/2037             8/1/2007       6/15/2007                   790           R             1                     N             10   Single Family                                    N                  Y                                0                   120        57
166486583          98052              517300        3269.69               48          739000                  0           517300           6.5        0            1    WA               70                  360             360       6/1/2037             7/1/2007       5/22/2007                   705           R             1                     Y             35   PUD                                              N                  N                                0                     0        70
160996489          90745              532000        3275.62                5          670000             665000           532000          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/23/2007                   778           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
161956365          33611              526000        3281.56               10          680000             657500           526000         6.375        0            1    FL               80                  360             360       6/1/2037             7/1/2007       5/23/2007                   793           P             1                     N             10   Single Family                                    N                  N                                0                     0     89.98
169826265          33157              520000        3286.75               10          650000                  0           520000           6.5        0            1    FL               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   740           R             1                     Y             35   PUD                                              N                  N                                0                     0        80
169188456          33040              608000        3293.33               10          760000                  0           608000           6.5        0            1    FL               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   712           R             3                     N             10   Single Family                                    N                  Y                                0                   120        90
169286583          98144              620000        3293.75               48          775000                  0           620000         6.375        0            1    WA               80                  360             360       7/1/2037             8/1/2007       5/24/2007                   737           R             1                     N             10   Single Family                                    N                  Y                                0                   120     84.97
166398988          20816              535200        3295.32               21          669000             669000           535200          6.25        0            1    MD               80                  360             360       7/1/2037             8/1/2007        6/6/2007                   729           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
161092597          85331              550000        3297.53                3          800000                  0           550000             6        0            1    AZ            68.75                  360             360       6/1/2037             7/1/2007       5/25/2007                   796           R             3                     Y             10   Single Family                                    N                  N                                0                     0     68.75
168492926          33437              600000         3312.5               10          750000             750000           600000         6.625        0            1    FL               80                  360             360       6/1/2037             7/1/2007       5/18/2007                   794           P             3                     N             35   PUD                                              N                  Y                                0                   120        80
161100454          20640              600000         3312.5               21          800000                  0           600000         6.625        0            1    MD               75                  360             360       6/1/2037             7/1/2007       5/10/2007                   774           R             1                     Y             10   Single Family                                    N                  Y                                0                   120        75
169505957          20152              531000        3312.75               47          590000                  0           531000         6.375        0            1    VA               90                  360             360       6/1/2037             7/1/2007       5/25/2007                   709           R             1                     Y             10   Single Family                                    N                  N                                0                     0        90
161378857          97133              612000           3315               38          766000             765000           612000           6.5        0            1    OR               80                  360             360       6/1/2037             7/1/2007       5/11/2007                   799           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
169797642          92656              525000        3318.36                5          700000                  0           525000           6.5        0            1    CA               75                  360             360       7/1/2037             8/1/2007        6/7/2007                   722           R             1                     Y             35   PUD                                              N                  N                                0                     0        75
160673249          80447              540000        3324.87                6          685000             675000           540000          6.25        0            1    CO               80                  360             360       6/1/2037             7/1/2007       5/15/2007                   789           P             3                     N             35   PUD                                              N                  N                                0                     0        80
170211491          94066              640000        3333.33                5          800000                  0           640000          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   762           R             1                     N             10   Single Family                                    N                  Y                                0                   120        80
160893868          92823              534400        3333.96                5          670000             668000           534400         6.375        0            1    CA               80                  360             360       6/1/2037             7/1/2007        5/8/2007                   795           P             1                     N             35   PUD                                              N                  N                                0                     0        80
163504237          60016           540586.51        3334.83               14          722156                  0           541617          6.25        0            1    IL               75                  358             360       4/1/2037             5/1/2007        3/6/2007                   713           R             1                     Y             10   Single Family                                    N                  N                                0                     0        75
169731230          97502              508000         3337.2               38          645000             635000           508000         6.875        0            1    OR               80                  360             360       7/1/2037             8/1/2007       6/11/2007                   731           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
158524424          93110              604850        3339.31                5          880000                  0           605000         6.625        0            1    CA            68.75                  357             360       3/1/2037             4/1/2007       2/22/2007                   753           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     68.75
165671221          22079           535503.56        3343.94               47          745000             670000           536000         6.375        0            1    VA               80                  359             360       5/1/2037             6/1/2007        4/2/2007                   778           P             1                     N             35   PUD                                              N                  N                                0                     0        80
161716503          75069              536000        3343.94               44          675000             670000           536000         6.375        0            1    TX               80                  360             360       6/1/2037             7/1/2007       5/17/2007                   741           P             1                     N             35   PUD                                              N                  N                                0                     0       100
169446792           2129              584000        3345.83               22          730000                  0           584000         6.875        0            1    MA               80                  360             360       6/1/2037             7/1/2007       5/30/2007                   684           R             1                     Y             20   Condominium                                      N                  Y                                0                   120     89.04
149463275          85050              644000        3354.17                3          805000             805000           644000          6.25        0            1    AZ               80                  359             360       5/1/2037             6/1/2007       4/26/2007                   768           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
156634702          10510           523072.82        3355.23               33          655000             655000           524000         6.625        0            1    NY               80                  358             360       4/1/2037             5/1/2007       3/15/2007                   743           P             1                     N             20   Condominium                                      N                  N                                0                     0        90
161445377          78758              620000        3358.33               44          775000                  0           620000           6.5        0            1    TX               80                  360             360       7/1/2037             8/1/2007       5/30/2007                   743           R             1                     N             10   Single Family                                    N                  Y                                0                   120        80
161672578          84103           553861.16        3368.59               45          720000             693000           554400         6.125        0            1    UT               80                  359             360       5/1/2037             6/1/2007       4/30/2007                   755           P             1                     N             10   Single Family                                    N                  N                                0                     0     94.82
169918432          91016              540000         3368.9                5          675000             675000           540000         6.375        0            2    CA               80                  360             360       6/1/2037             7/1/2007       5/23/2007                   756           P             1                     N             25   2-4 Family                                       N                  N                                0                     0        80
166349806          93460              540000         3368.9                5         1200000                  0           540000         6.375        0            1    CA               45                  360             360       6/1/2037             7/1/2007       5/21/2007                   757           R             1                     Y             10   Single Family                                    N                  N                                0                     0        45
161984905          11530              548000        3374.13               33          685000             685000           548000          6.25        0            1    NY               80                  360             360       6/1/2037             7/1/2007        6/1/2007                   755           P             1                     N             10   Single Family                                    N                  N                                0                     0     88.61
168640731          60126              600000           3375               14          750000                  0           600000          6.75        0            1    IL               80                  360             360       7/1/2037             8/1/2007       5/29/2007                   687           R             1                     N             10   Single Family                                    N                  Y                                0                   120     89.87
166986979          48098              600000           3375               23          800000                  0           600000          6.75        0            1    MI               75                  360             360       7/1/2037             8/1/2007        6/8/2007                   712           R             1                     N             10   Single Family                                    N                  Y                                0                   120     80.31
169548713          95124              649600        3383.33                5          827000             812000           649600          6.25        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   742           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
159142999          93306           505615.59        3383.81                5          750000                  0           507000         6.375        0            1    CA             67.6                  298             300       4/1/2032             5/1/2007        3/1/2007                   784           R             1                     Y             10   Single Family                                    N                  N                                0                     0      67.6
160858504          92656              544000        3393.85                5          680000                  0           544000         6.375        0            1    CA               80                  360             360       6/1/2037             7/1/2007        5/4/2007                   716           R             1                     N             20   Condominium                                      N                  N                                0                     0        90
148424193          97302           556454.57        3397.76               38          700000             699000           559200         6.125        0            1    OR               80                  355             360       1/1/2037             2/1/2007      12/18/2006                   777           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
161477221          95648              524000        3398.65                5          655000                  0           524000          6.75        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/23/2007                   809           R             1                     Y             35   PUD                                              N                  N                                0                     0     93.13
162040376          10950              552000        3398.76               33          700000             690000           552000          6.25        0            1    NY               80                  360             360       6/1/2037             7/1/2007       5/29/2007                   716           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
169354697          95663              640000           3400                5          800000             800000           640000         6.375        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/29/2007                   771           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
155689342          33134              640000           3400               10          870000             800000           640000         6.375        0            1    FL               80                  356             360       2/1/2037             3/1/2007       1/29/2007                   771           P             1                     N             10   Single Family                                    N                  Y                                0                   120     80.01
169567136          60647              540000        3413.17               14          675000             675000           540000           6.5        0            1    IL               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   796           P             1                     N             20   Condominium                                      N                  N                                0                     0        90
169118303          91342              540000        3413.17                5          675000                  0           540000           6.5        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/29/2007                   737           R             1                     N             10   Single Family                                    N                  N                                0                     0        90
161297271          97411              608000           3420               38          760000                  0           608000          6.75        0            1    OR               80                  360             360       6/1/2037             7/1/2007        5/8/2007                   743           R             1                     Y             10   Single Family                                    N                  Y                                0                   120        80
161444049          92110              620000        3422.92                5          780000             775000           620000         6.625        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/23/2007                   705           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
160687298          53202              551200        3438.78               50          730000             689000           551200         6.375        0            1    WI               80                  360             360       6/1/2037             7/1/2007       5/18/2007                   705           P             1                     N             10   Single Family                                    N                  N                                0                     0       100
158127510          93117           557857.93        3448.02                5          875000                  0           560000          6.25        0            1    CA               64                  356             360       2/1/2037             3/1/2007       1/26/2007                   797           R             1                     Y             10   Single Family                                    N                  N                                0                     0        64
169058130          91402              560000        3448.02                5          700000                  0           560000          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   730           R             1                     N             10   Single Family                                    N                  N                                0                     0        90
161440769          72116              568000        3451.23                4          710000             710000           568000         6.125        0            1    AR               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   772           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
160177122           2666              540000        3457.68               22          675000             675000           540000         6.625        0            1    MA               80                  360             360       6/1/2037             7/1/2007       5/18/2007                   780           P             3                     N             10   Single Family                                    N                  N                                0                     0        90
168125168          92692              604000        3460.42                5          755000             755000           604000         6.875        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   688           P             3                     N             20   Condominium                                      N                  Y                                0                   120        80
170217465          27513              548000        3463.73               34          695000             685000           548000           6.5        0            1    NC               80                  360             360       7/1/2037             8/1/2007        6/8/2007                   802           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
158696769          83638            548500.3        3476.37               13          800000                  0           550000           6.5        0            1    ID            68.75                  357             360       3/1/2037             4/1/2007        2/8/2007                   703           R             3                     N             10   Single Family                                    N                  N                                0                     0        69
169845579          60091              550000        3476.37               14          688000             687500           550000           6.5        0            1    IL               80                  360             360       7/1/2037             8/1/2007       6/11/2007                   774           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
160184539          60523              550000        3476.37               14         1000000                  0           550000           6.5        0            1    IL               55                  360             360       6/1/2037             7/1/2007       5/24/2007                   758           R             1                     N             20   Condominium                                      N                  N                                0                     0        55
162034743          84065              576000           3480               45          720000             720000           576000          7.25        0            1    UT               80                  360             360       6/1/2037             7/1/2007        5/8/2007                   703           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
157408699          92037           557089.02        3488.68                5          700000             699000           559200         6.375        0            1    CA               80                  356             360       2/1/2037             3/1/2007       1/17/2007                   782           P             1                     N             20   Condominium                                      N                  N                                0                     0        80
167548314          87106              560000        3493.67               32          700000             700000           560000         6.375        0            1    NM               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   755           P             1                     N             10   Single Family                                    N                  N                                0                     0       100
170110747          36117              455000        3498.56                1          654000             650000           455000           8.5        0            1    AL               70                  360             360       6/1/2037             7/1/2007        6/7/2007                   701           P             1                     N             10   Single Family                                    N                  N                                0                     0        70
161675794           7043              560800        3498.66               31          720000             701000           560800         6.375        0            1    NJ               80                  360             360       6/1/2037             7/1/2007       5/21/2007                   756           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
156479746           7760           562952.46        3518.63               31          790000             705000           564000         6.375        0            1    NJ               80                  358             360       4/1/2037             5/1/2007       3/21/2007                   724           P             3                     N             20   Condominium                                      N                  N                                0                     0        80
168736964          83025              652000        3531.67               51          850000             815000           652000           6.5        0            1    WY               80                  360             360       6/1/2037             7/1/2007        6/1/2007                   771           P             1                     N             20   Condominium                                      N                  Y                                0                   120        90
164438298          91784              640000        3533.33                5          800000                  0           640000         6.625        0            1    CA               80                  358             360       4/1/2037             5/1/2007        3/6/2007                   763           R             1                     Y             10   Single Family                                    N                  Y                                0                   120        80
160984535          56472              560000        3539.58               24          720000             700000           560000           6.5        0            1    MN               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   693           P             3                     N             10   Single Family                                    N                  N                                0                     0        80
169745382          94066              680000        3541.67                5          850000                  0           680000          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/23/2007                   741           R             1                     N             10   Single Family                                    N                  Y                                0                   120        80
162017853          75205              600080         3549.7               44          780000             750100           600080         5.875        0            1    TX               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   777           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
166120324          19312              569600        3553.56               39          735000             712000           569600         6.375        0            1    PA               80                  360             360       7/1/2037             8/1/2007       6/11/2007                   786           P             1                     N             10   Single Family                                    N                  N                                0                     0     94.75
148870268          23438              570000        3556.06               47          750000                  0           570000         6.375        0            1    VA               76                  360             360       6/1/2037             7/1/2007       5/14/2007                   708           R             1                     N             10   Single Family                                    N                  N                                0                     0        76
168917398          85262              572000        3568.54                3          944000             880000           572000         6.375        0            1    AZ               65                  360             360       7/1/2037             8/1/2007       5/31/2007                   803           P             3                     N             35   PUD                                              N                  N                                0                     0        65
168238511          79938              544000        3573.69               44          680000                  0           544000         6.875        0            1    TX               80                  360             360       7/1/2037             8/1/2007        6/6/2007                   707           R             1                     N             10   Single Family                                    N                  N                                0                     0      86.9
170025626          91711              583100        3590.25                5          835000             833000           583100          6.25        0            1    CA               70                  360             360       7/1/2037             8/1/2007        6/8/2007                   688           P             1                     N             10   Single Family                                    N                  N                                0                     0        70
165703365          37027              690272        3595.17               43          865000             862840           690272          6.25        0            1    TN               80                  359             360       5/1/2037             6/1/2007       4/30/2007                   798           P             1                     N             35   PUD                                              N                  Y                                0                   120        95
160700684          90804              584000        3595.79                5          733000             730000           584000          6.25        0            2    CA               80                  360             360       6/1/2037             7/1/2007        5/4/2007                   778           P             1                     N             25   2-4 Family                                       N                  N                                0                     0        90
167454511          33931              600000         3597.3               10          750000             750000           600000             6        0            1    FL               80                  360             360       7/1/2037             8/1/2007        6/5/2007                   792           P             3                     N             20   Condominium                                      N                  N                                0                     0        80
147995201          85255           585750.82        3620.42                3          845000             735000           588000          6.25        0            1    AZ               80                  356             360       2/1/2037             3/1/2007       1/11/2007                   761           P             1                     N             35   PUD                                              N                  N                                0                     0        95
161306696          66207              588000        3620.42               17          750000             735000           588000          6.25        0            1    KS               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   737           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
159521496           6896              596000        3621.36                7          750000             745000           596000         6.125        0            1    CT               80                  360             360       6/1/2037             7/1/2007       5/15/2007                   800           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
168501103          92131              670000        3629.17                5         1000000                  0           670000           6.5        0            1    CA               67                  360             360       6/1/2037             7/1/2007       5/10/2007                   724           R             1                     N             35   PUD                                              N                  Y                                0                   120        67
168792808          91741              560000        3632.15                5          700000                  0           560000          6.75        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/6/2007                   683           R             1                     Y             10   Single Family                                    N                  N                                0                     0        80
160493698          54935              584000        3643.41               50          730000                  0           584000         6.375        0            1    WI               80                  360             360       6/1/2037             7/1/2007       5/16/2007                   808           R             1                     Y             10   Single Family                                    N                  N                                0                     0        80
169411029          75230              592000        3645.05               44          740000                  0           592000          6.25        0            1    TX               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   750           R             1                     Y             10   Single Family                                    N                  N                                0                     0        80
160990920          80210              592000        3645.05                6          740000             740000           592000          6.25        0            1    CO               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   716           P             1                     N             10   Single Family                                    N                  N                                0                     0        95
161032253          98136              577500         3650.2               48          825000             825000           577500           6.5        0            1    WA               70                  360             360       6/1/2037             7/1/2007        5/8/2007                   777           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
160434387           2421              586000        3655.88               22          735000             732500           586000         6.375        0            1    MA               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   714           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
160944955          21044              580000           3666               21          725000                  0           580000           6.5        0            1    MD               80                  360             360       6/1/2037             7/1/2007       5/24/2007                   727           R             1                     Y             10   Single Family                                    N                  N                                0                     0        80
165711880          42701              590400        3683.33               18          738000             738000           590400         6.375        0            1    KY               80                  360             360       7/1/2037             8/1/2007       6/15/2007                   752           P             1                     N             10   Single Family                                    N                  N                                0                     0       100
138684046          84093              656000           3690               45          820000             820000           656000          6.75        0            1    UT               80                  360             360       6/1/2037             7/1/2007       5/29/2007                   769           P             1                     N             10   Single Family                                    N                  Y                                0                   120        95
160186228          85365              600000         3694.3                3          800000                  0           600000          6.25        0            1    AZ               75                  360             360       6/1/2037             7/1/2007       5/15/2007                   671           R             1                     Y             10   Single Family                                    N                  N                                0                     0        75
160581717          49637           587468.44        3716.56               23          840000                  0           588000           6.5        0            1    MI               70                  359             360       5/1/2037             6/1/2007       4/23/2007                   784           R             1                     N             10   Single Family                                    N                  N                                0                     0        70
164444979           2481              700000        3718.75               22          880000             875000           700000         6.375        0            1    MA               80                  359             360       5/1/2037             6/1/2007       4/18/2007                   757           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
161681019          90815              604000        3718.93                5          755000             755000           604000          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/24/2007                   691           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
169286873          80016              605600        3728.78                6          763100             757000           605600          6.25        0            1    CO               80                  360             360       7/1/2037             8/1/2007       6/14/2007                   795           P             1                     N             35   PUD                                              N                  N                                0                     0        90
160696755          91107              584000        3739.42                5          730000                  0           584000         6.625        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/21/2007                   670           R             1                     N             10   Single Family                                    N                  N                                0                     0     86.85
161229214          98199              616000        3742.88               48          796000             770000           616000         6.125        0            1    WA               80                  360             360       6/1/2037             7/1/2007       5/18/2007                   751           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
168933380          91360              600000        3743.22                5          750000             750000           600000         6.375        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/14/2007                   676           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
161909879          85383              600000        3743.22                3          750000                  0           600000         6.375        0            1    AZ               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   768           R             1                     Y             35   PUD                                              N                  N                                0                     0        80
166535610          55902              608000        3743.56               24          770000             760000           608000          6.25        0            1    MN               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   806           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
162045640          76034              608000        3743.56               44          780000             760000           608000          6.25        0            1    TX               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   768           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
160859448          93551              585000        3745.82                5          650000                  0           585000         6.625        0            1    CA               90                  360             360       6/1/2037             7/1/2007       5/22/2007                   706           R             1                     N             10   Single Family                                    N                  N                                0                     0        90
169938066          90042              611200        3763.26                5          764000                  0           611200          6.25        0            2    CA               80                  360             360       7/1/2037             8/1/2007        6/7/2007                   747           R             1                     N             25   2-4 Family                                       N                  N                                0                     0        80
160175346          75703              604800        3773.17               44          775000             756000           604800         6.375        0            1    TX               80                  360             360       6/1/2037             7/1/2007       5/15/2007                   724           P             1                     N             35   PUD                                              N                  N                                0                     0        95
161782831          87124              584000        3787.81               32          730000                  0           584000          6.75        0            1    NM               80                  360             360       6/1/2037             7/1/2007       5/29/2007                   700           R             1                     Y             35   PUD                                              N                  N                                0                     0     81.92
166504596          19010              600000        3792.41               39         1200000            1400000           600000           6.5        0            1    PA               50                  360             360       7/1/2037             8/1/2007        6/1/2007                   792           P             1                     N             35   PUD                                              N                  N                                0                     0        50
159970088          54234              616000        3792.82               50          770000             785000           616000          6.25        0            1    WI               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   680           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
156612910           2118              585600        3798.19               22          740000             732000           585600          6.75        0            1    MA               80                  360             360       6/1/2037             7/1/2007        6/1/2007                   782           P             1                     N             20   Condominium                                      N                  N                                0                     0        90
142620422          91739              618288        3806.91                5          775000             772860           618288          6.25        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/5/2007                   798           P             1                     N             35   PUD                                              N                  N                                0                     0        80
170120168           8822              612000        3818.08               31          790000             765000           612000         6.375        0            1    NJ               80                  360             360       6/1/2037             7/1/2007        6/1/2007                   751           P             1                     N             35   PUD                                              N                  N                                0                     0        90
167119595          85262              628400        3818.22                3          880000             785500           628400         6.125        0            1    AZ               80                  360             360       7/1/2037             8/1/2007        6/5/2007                   763           P             1                     N             10   Single Family                                    N                  N                                0                     0       100
170044700          94539              696000         3842.5                5          870000             870000           696000         6.625        0            1    CA               80                  360             360       7/1/2037             8/1/2007       6/11/2007                   723           P             1                     N             35   PUD                                              N                  Y                                0                   120        90
169212605          11716              585600        3846.98               33          740000             732000           585600         6.875        0            1    NY               80                  360             360       6/1/2037             7/1/2007        6/1/2007                   783           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
161830725          95062              609000        3849.29                5          870000                  0           609000           6.5        0            1    CA               70                  360             360       6/1/2037             7/1/2007       5/11/2007                   744           R             1                     Y             10   Single Family                                    N                  N                                0                     0        70
170291565          94708              740000        3854.17                5          955000             925000           740000          6.25        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   764           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
170550002          93465              610000        3855.61                5          762500             762500           610000           6.5        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/7/2007                   720           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
160379940          29455              700000        3864.58               41          875000                  0           700000         6.625        0            1    SC               80                  360             360       6/1/2037             7/1/2007       5/10/2007                   740           R             1                     Y             35   PUD                                              N                  Y                                0                   120        80
170028218          74133              688000           3870               37          860000                  0           688000          6.75        0            1    OK               80                  360             360       7/1/2037             8/1/2007        6/7/2007                   741           R             1                     N             10   Single Family                                    N                  Y                                0                   120        80
161093965          92110              648000        3885.09                5          810000             810000           648000             6        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/23/2007                   796           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
168872653           6437              632000        3891.33                7          800000             790000           632000          6.25        0            1    CT               80                  360             360       7/1/2037             8/1/2007        6/5/2007                   778           P             3                     N             10   Single Family                                    N                  N                                0                     0        80
162386043          19968              600000        3891.58                8          780000             750000           600000          6.75        0            1    DE               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   796           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
164305358          60014              624000        3892.95               14          780000             780000           624000         6.375        0            1    IL               80                  360             360       7/1/2037             8/1/2007       6/12/2007                   703           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
161300807          92008              636000        3915.96                5          815000             795000           636000          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/24/2007                   765           P             1                     N             35   PUD                                              N                  N                                0                     0        85
159702375          60447              620000        3918.82               14          800000                  0           620000           6.5        0            1    IL             77.5                  360             360       6/1/2037             7/1/2007       5/11/2007                   690           R             1                     Y             10   Single Family                                    N                  N                                0                     0     93.25
168415638           6753              640000        3940.59                7          866000             800000           640000          6.25        0            1    CT               80                  360             360       6/1/2037             7/1/2007        6/4/2007                   778           P             1                     N             10   Single Family                                    N                  N                                0                     0     80.64
161247784          60620              632000        3942.86               14          790000             790000           632000         6.375        0            1    IL               80                  360             360       6/1/2037             7/1/2007       5/17/2007                   753           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
170301772          30068              652000        3961.62               11          815000             815000           652000         6.125        0            1    GA               80                  360             360       7/1/2037             8/1/2007        6/8/2007                   737           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
161443769          29063           642275.66        3962.14               41          725000             715000           643500          6.25        0            1    SC               90                  358             360       4/1/2037             5/1/2007        3/8/2007                   720           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
170117612          94960              720000           3975                5          900000             900000           720000         6.625        0            1    CA               80                  360             360       7/1/2037             8/1/2007       5/31/2007                   734           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
167890196          11372              637500        3977.17               33          860000             850000           637500         6.375        0            2    NY               75                  360             360       7/1/2037             8/1/2007        6/1/2007                   676           P             1                     N             25   2-4 Family                                       N                  N                                0                     0        90
169758407          27605              622250        3984.33               34          655000             655000           622250         6.625        0            1    NC               95                  360             360       6/1/2037             7/1/2007       5/31/2007                   691           P             1                     N             10   Single Family                                    N                  N                                0                     0        95
148560162          17339           638607.97        3987.78               39          800000                  0           639200         6.375        0            1    PA             79.9                  359             360       5/1/2037             6/1/2007       7/20/2006                   696           R             1                     N             10   Single Family                                    N                  N                                0                     0      79.9
160356457          54115              648000        3989.85               50          810000                  0           648000          6.25        0            1    WI               80                  360             360       6/1/2037             7/1/2007       5/22/2007                   763           R             1                     Y             10   Single Family                                    N                  N                                0                     0        80
158391152          92604           638112.23        3992.77                5          840000             800000           640000         6.375        0            1    CA               80                  357             360       3/1/2037             4/1/2007       2/13/2007                   753           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
166091762          53066           730587.11        4033.45               50          999900             975000           731250         6.625        0            1    WI               75                  359             360       5/1/2037             6/1/2007       4/11/2007                   713           P             1                     N             10   Single Family                                    N                  Y                                0                   120        75
165809704          85023              732000        4041.25                3          915000             915000           732000         6.625        0            1    AZ               80                  360             360       7/1/2037             8/1/2007       5/29/2007                   765           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
170439961          80015              640000        4045.24                6          801000             800000           640000           6.5        0            1    CO               80                  360             360       7/1/2037             8/1/2007       6/14/2007                   710           P             1                     N             35   PUD                                              N                  N                                0                     0       100
161645302          93551              720000           4050                5          900000                  0           720000          6.75        0            1    CA               80                  360             360       6/1/2037             7/1/2007        5/4/2007                   774           R             1                     N             10   Single Family                                    N                  Y                                0                   120        90
168410581          90274              750000         4062.3                5         1000000            1000000           750000           6.5        0            1    CA               75                  360             360       6/1/2037             7/1/2007        5/3/2007                   794           P             1                     N             10   Single Family                                    N                  Y                                0                   120        75
159849945          11209              660000        4063.73               33          855000             825000           660000          6.25        0            1    NY               80                  360             360       6/1/2037             7/1/2007       5/21/2007                   773           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
169452193          95618              768000           4080                5          960000             960000           768000         6.375        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   749           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
161090597          63122              740000        4085.42               26          940000             925000           740000         6.625        0            1    MO               80                  360             360       6/1/2037             7/1/2007       5/18/2007                   686           P             1                     N             10   Single Family                                    N                  Y                                0                   120       100
160664495          33957              760000        4116.67               10          975000             950000           760000           6.5        0            1    FL               80                  360             360       6/1/2037             7/1/2007       5/16/2007                   759           P             3                     N             20   Condominium                                      N                  Y                                0                   120        80
160151319          97045              760000        4116.67               38          965000             950000           760000           6.5        0            1    OR               80                  360             360       6/1/2037             7/1/2007        5/1/2007                   776           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
169041224          90064              680000        4131.75                5          850000                  0           680000         6.125        0            1    CA               80                  360             360       7/1/2037             8/1/2007       5/29/2007                   702           R             1                     Y             10   Single Family                                    Y                  N                               60                     0        80
162051121          21218              640000        4151.03               21          800000                  0           640000          6.75        0            1    MD               80                  360             360       6/1/2037             7/1/2007       5/11/2007                   807           R             1                     Y             10   Single Family                                    N                  N                                0                     0        80
168233454          93021              770000        4170.83                5         1100000                  0           770000           6.5        0            1    CA               70                  360             360       6/1/2037             7/1/2007       5/14/2007                   777           R             1                     N             10   Single Family                                    N                  Y                                0                   120        70
158641450          48304           679354.79        4186.88               23          850000                  0           680000          6.25        0            1    MI               80                  359             360       5/1/2037             6/1/2007        4/4/2007                   753           R             1                     N             10   Single Family                                    N                  N                                0                     0     84.12
159698062          78704              680000        4186.88               44          850000                  0           680000          6.25        0            1    TX               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   757           R             1                     N             10   Single Family                                    N                  N                                0                     0        80
149271427          68130           698602.82        4196.85               28         1000000                  0           700000             6        0            1    NE               70                  358             360       4/1/2037             5/1/2007       3/12/2007                   781           R             1                     Y             10   Single Family                                    N                  N                                0                     0        70
161016475          96816              823200        4201.75               12         1029000            1029000           823200         6.125        0            1    HI               80                  360             360       6/1/2037             7/1/2007       5/24/2007                   791           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
168087489          92823              670400        4237.38                5          838000                  0           670400           6.5        0            1    CA               80                  360             360       7/1/2037             8/1/2007       5/29/2007                   755           R             1                     N             10   Single Family                                    N                  N                                0                     0     81.56
160959884          96743              800000           4250               12         1327000            1000000           800000         6.375        0            1    HI               80                  359             360       5/1/2037             6/1/2007       4/17/2007                   735           P             3                     N             10   Single Family                                    N                  Y                                0                   120        80
161504249          78619              660000        4272.69               44          825000                  0           660000         6.625        0            1    TX               80                  348             348       6/1/2036             7/1/2007        6/5/2006                   664           R             1                     N             35   PUD                                              N                  N                                0                     0        80
161161406          92592              679576        4295.39                5          849500             849470           679576           6.5        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/11/2007                   733           P             1                     N             35   PUD                                              N                  N                                0                     0        80
141389046          28562           678145.81        4298.06               34          850000                  0           680000           6.5        0            1    NC               80                  357             360       3/1/2037             4/1/2007       8/14/2006                   755           R             1                     N             10   Single Family                                    N                  N                                0                     0        80
159728426          20120           708310.89        4307.96               47         1000000                  0           709000         6.125        0            1    VA             70.9                  359             360       5/1/2037             6/1/2007       4/25/2007                   739           R             1                     N             35   PUD                                              N                  N                                0                     0      70.9
169551433          98275              800000        4333.33               48         1000000                  0           800000           6.5        0            1    WA               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   726           R             1                     Y             10   Single Family                                    N                  Y                                0                   120        80
161216116          89027              688000        4348.63               29          960000             860000           688000           6.5        0            1    NV               80                  360             360       6/1/2037             7/1/2007       5/15/2007                   731           P             3                     N             35   PUD                                              N                  N                                0                     0        80
166609288          37027           707328.22        4359.28               43          885000             885000           708000          6.25        0            1    TN               80                  359             360       5/1/2037             6/1/2007       4/30/2007                   678           P             1                     N             35   PUD                                              N                  N                                0                     0        80
167265483          95404           699351.66        4367.09                5         1400000            1400000           700000         6.375        0            1    CA               50                  359             360       5/1/2037             6/1/2007       4/18/2007                   763           P             1                     N             35   PUD                                              N                  N                                0                     0        50
164270940          91423           708649.15        4371.59                5          887500             887500           710000          6.25        0            1    CA               80                  358             360       4/1/2037             5/1/2007       2/28/2007                   757           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
161336924          91505              792000         4372.5                5          990000                  0           792000         6.625        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/21/2007                   665           R             1                     N             10   Single Family                                    N                  Y                                0                   120        80
160275079          39531              669520        4398.27               25          870000             836900           669520         6.875        0            1    MS               80                  360             360       6/1/2037             7/1/2007       5/10/2007                   698           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
169372427          91202              728000        4398.33                5          910000             910000           728000          7.25        0            1    CA               80                  360             360       7/1/2037             8/1/2007       5/29/2007                   672           P             1                     N             10   Single Family                                    N                  Y                                0                   120       100
161534164          85255              688000        4405.34                3          860000             860000           688000         6.625        0            1    AZ               80                  360             360       6/1/2037             7/1/2007       5/16/2007                   669           P             3                     N             20   Condominium                                      N                  N                                0                     0        80
168907797          21140              716000        4408.54               21          900000             895000           716000          6.25        0            1    MD               80                  360             360       7/1/2037             8/1/2007       6/15/2007                   782           P             1                     N             35   PUD                                              N                  N                                0                     0       100
148574908          77024              784000           4410               44          980000                  0           784000          6.75        0            1    TX               80                  360             360       6/1/2037             7/1/2007       5/21/2007                   665           R             1                     N             10   Single Family                                    N                  Y                                0                   120     83.06
168231414          11530              833000        4425.31               33         1200000            1190000           833000         6.375        0            1    NY               70                  360             360       6/1/2037             7/1/2007       5/17/2007                   760           P             1                     N             10   Single Family                                    N                  Y                                0                   120        70
161616187          33040              720000        4433.17               10          915000             900000           720000          6.25        0            1    FL               80                  360             360       6/1/2037             7/1/2007        6/1/2007                   757           P             3                     N             10   Single Family                                    N                  N                                0                     0        80
164982034          91024              470000        2496.88                5         1075000            1050000           840000         6.375        0            1    CA               80                  358             360       4/1/2037             5/1/2007       3/12/2007                   781           P             1                     N             10   Single Family                                    N                  Y                                0                   120      80.1
150804465          92007           735177.08        4543.99                5         1500000                  0           738000          6.25        0            1    CA             49.2                  356             360       2/1/2037             3/1/2007       1/17/2007                   774           R             1                     Y             10   Single Family                                    N                  N                                0                     0      49.2
132529532          83328           778585.92        4930.13               13          975000                  0           780000           6.5        0            1    ID               80                  358             360       4/1/2037             5/1/2007       3/24/2006                   716           R             1                     N             10   Single Family                                    N                  N                                0                     0        80
168966028           1944              742400        4571.08               22          928000             928000           742400          6.25        0            1    MA               80                  360             360       6/1/2037             7/1/2007        6/6/2007                   794           P             1                     N             10   Single Family                                    N                  N                                0                     0     85.39
167038862          63141              880000        4583.33               26         1110000            1100000           880000          6.25        0            1    MO               80                  360             360       6/1/2037             7/1/2007       5/17/2007                   805           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
159448351          28445           729340.07         4614.1               34         1000000                  0           730000           6.5        0            1    NC               73                  359             360       5/1/2037             6/1/2007       4/10/2007                   688           R             3                     N             35   PUD                                              N                  N                                0                     0        73
164272588          90731           754561.62        4654.82                5         1400000                  0           756000          6.25        0            1    CA               54                  358             360       4/1/2037             5/1/2007        3/1/2007                   757           R             1                     Y             10   Single Family                                    N                  N                                0                     0     54.01
170367428          90278              744000        4702.59                5          930000             930000           744000           6.5        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/30/2007                   775           P             1                     N             20   Condominium                                      N                  N                                0                     0        80
159903264          87122              776000        4715.06               32         1000000             970000           776000         6.125        0            1    NM               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   741           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
169644685           7069              750000        4802.33               31         1200000                  0           750000         6.625        0            1    NJ             62.5                  360             360       6/1/2037             7/1/2007        6/4/2007                   666           R             1                     Y             10   Single Family                                    N                  N                                0                     0      62.5
159705223          84060              908000        4823.75               45         1135000            1135000           908000         6.375        0            1    UT               80                  360             360       6/1/2037             7/1/2007       5/21/2007                   756           P             1                     N             10   Single Family                                    N                  Y                                0                   120        80
149144283          34736              790000        4864.17               10         1000000                  0           790000          6.25        0            1    FL               79                  360             360       6/1/2037             7/1/2007       5/17/2007                   781           R             1                     N             35   PUD                                              N                  N                                0                     0        79
165196020          60626              934500        4867.19               14         1500000                  0           934500          6.25        0            1    IL             62.3                  360             360       7/1/2037             8/1/2007       5/31/2007                   767           R             1                     Y             10   Single Family                                    N                  Y                                0                   120      62.3
166084441          37204              900000           4875               43         1180000            1125000           900000           6.5        0            1    TN               80                  359             360       5/1/2037             6/1/2007       4/18/2007                   777           P             1                     N             10   Single Family                                    N                  Y                                0                   120        95
168137249          98371              800000        4925.74               48         1025000            1000000           800000          6.25        0            1    WA               80                  360             360       6/1/2037             7/1/2007       5/29/2007                   766           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
159149809          92009              932000        4951.25                5         1200000            1165000           932000         6.375        0            1    CA               80                  357             360       3/1/2037             4/1/2007       2/15/2007                   762           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
158622762          90403           792779.25        4959.77                5         1060000            1060000           795000         6.375        0            1    CA               75                  357             360       3/1/2037             4/1/2007        2/5/2007                   724           P             1                     N             20   Condominium                                      N                  N                                0                     0     75.01
168498575          80111              920000        4983.33                6         1175000            1150000           920000           6.5        0            1    CO               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   704           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
168915610          33330              960000           5000               10         1200000                  0           960000          6.25        0            1    FL               80                  360             360       6/1/2037             7/1/2007       5/30/2007                   775           R             1                     N             35   PUD                                              N                  Y                                0                   120        80
161369944           7079              792000        5005.98               31         1025000             990000           792000           6.5        0            1    NJ               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   748           P             1                     N             10   Single Family                                    N                  N                                0                     0     89.89
169369267          92241              800000        5056.54                5         1000000                  0           800000           6.5        0            1    CA               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   671           R             1                     Y             10   Single Family                                    Y                  N                               60                     0        82
164257754          94114              555100        2948.97                5         1200000            1200000           960000         6.375        0            1    CA               80                  358             360       4/1/2037             5/1/2007        3/2/2007                   793           P             1                     N             20   Condominium                                      N                  Y                                0                   120        80
160448612          83414              930000        5134.38               51         1365000            1250000           930000         6.625        0            1    WY             74.4                  360             360       6/1/2037             7/1/2007       5/29/2007                   711           P             1                     N             10   Single Family                                    N                  Y                                0                   120      74.4
161561650          97211              825000        5146.93               38         1100000                  0           825000         6.375        0            1    OR               75                  360             360       6/1/2037             7/1/2007        5/3/2007                   679           R             1                     Y             10   Single Family                                    N                  N                                0                     0      89.9
161813491           6784              808000        5173.71                7         1075000            1010000           808000         6.625        0            1    CT               80                  360             360       6/1/2037             7/1/2007       5/31/2007                   695           P             1                     N             10   Single Family                                    Y                  N                               36                     0        90
157857808          91364             1000000        5208.33                5         1250000            1250000          1000000          6.25        0            1    CA               80                  357             360       3/1/2037             4/1/2007        2/5/2007                   740           P             1                     N             10   Single Family                                    N                  Y                                0                   120     80.01
161392987           2031              840000        5240.51               22         1050000            1050000           840000         6.375        0            1    MA               80                  360             360       6/1/2037             7/1/2007       5/11/2007                   710           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
161173591          94904              992000           5270                5         1240000            1240000           992000         6.375        0            1    CA               80                  359             360       5/1/2037             6/1/2007       4/24/2007                   782           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
164779842          90068           854371.35        5270.54                5         1070000            1070000           856000          6.25        0            1    CA               80                  358             360       4/1/2037             5/1/2007       3/12/2007                   759           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
161298007          33175              920000        5270.83               10         1200000            1150000           920000         6.875        0            1    FL               80                  360             360       6/1/2037             7/1/2007       5/21/2007                   713           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
159785721          80439              996000        5291.25                6         1250000            1245000           996000         6.375        0            1    CO               80                  358             360       4/1/2037             5/1/2007       3/29/2007                   722           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
143873938          75024              852160        5316.37               44         1068000            1065200           852160         6.375        0            1    TX               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   758           P             1                     N             35   PUD                                              N                  N                                0                     0        90
170145074          21769              861000        5371.52               21         1200000                  0           861000         6.375        0            1    MD            71.75                  360             360       7/1/2037             8/1/2007       6/15/2007                   771           R             1                     N             35   PUD                                              N                  N                                0                     0     71.75
161401620          92870              784000        5414.89                5          980000                  0           784000         7.375        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/16/2007                   664           R             1                     Y             10   Single Family                                    N                  N                                0                     0        80
161274172          91207              880000        5418.31                5         1100000                  0           880000          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007        5/9/2007                   793           R             1                     N             10   Single Family                                    N                  N                                0                     0        80
160906982          11217              880000        5418.31               33         1200000            1100000           880000          6.25        0            1    NY               80                  360             360       6/1/2037             7/1/2007       5/21/2007                   707           P             1                     N             20   Condominium                                      N                  N                                0                     0        90
170211691          89138              852000        5455.45               29         1080000            1065000           852000         6.625        0            1    NV               80                  360             360       7/1/2037             8/1/2007        6/6/2007                   706           P             1                     N             35   PUD                                              N                  N                                0                     0        90
169765096          70118              877500        5474.46               19         1200000            1170000           877500         6.375        0            1    LA               75                  360             360       7/1/2037             8/1/2007        6/6/2007                   757           P             1                     N             10   Single Family                                    N                  N                                0                     0        75
156339943          92118           867578.12        5517.95                5         2500000                  0           873000           6.5        0            1    CA            34.92                  354             360       2/1/2037             3/1/2007       1/15/2007                   738           R             1                     N             10   Single Family                                    N                  N                                0                     0     34.92
168414014          94303              900000        5541.45                5         1125000            1125000           900000          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007        5/7/2007                   800           P             1                     N             10   Single Family                                    N                  N                                0                     0     80.01
170357899          85262              880000         5562.2                3         1100000            1100000           880000           6.5        0            1    AZ               80                  360             360       7/1/2037             8/1/2007        6/1/2007                   739           P             1                     N             35   PUD                                              N                  N                                0                     0        80
169699732          80908              900000        5614.83                6         1175000            1125000           900000         6.375        0            1    CO               80                  360             360       6/1/2037             7/1/2007        6/1/2007                   738           P             1                     N             35   PUD                                              N                  N                                0                     0        90
169365866          94030              820000        5663.54                5         1025000                  0           820000         7.375        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/18/2007                   727           R             1                     N             10   Single Family                                    N                  N                                0                     0        80
131644477          34786           904981.59        5757.13               10         1302000            1301200           910840           6.5        0            1    FL               70                  353             360      11/1/2036            12/1/2006       11/1/2006                   920           P             3                     N             10   Single Family                                    N                  N                                0                     0        70
168950222          92869              941500        5796.98                5         1345000                  0           941500          6.25        0            1    CA               70                  360             360       6/1/2037             7/1/2007       5/18/2007                   746           R             1                     Y             10   Single Family                                    N                  N                                0                     0        70
149491070          37130              852000        5812.14               43         1065000                  0           852000          7.25        0            1    TN               80                  360             360       6/1/2037             7/1/2007       5/23/2007                   683           R             1                     N             10   Single Family                                    N                  N                                0                     0     97.18
166171953          94038              946000        5824.68                5         1200000            1182500           946000          6.25        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/14/2007                   718           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
161303447          91780              898400        5827.01                5         1123000                  0           898400          6.75        0            1    CA               80                  360             360       6/1/2037             7/1/2007        5/8/2007                   712           R             1                     N             10   Single Family                                    N                  N                                0                     0     88.01
167288736          55416              950000        5849.31               24         1190000            1187500           950000          6.25        0            1    MN               80                  360             360       7/1/2037             8/1/2007        6/4/2007                   768           P             1                     N             10   Single Family                                    N                  N                                0                     0       100
160999281          37027            950188.7        5861.63               43         1400000                  0           952000          6.25        0            1    TN               68                  358             360       4/1/2037             5/1/2007        3/9/2007                   746           R             1                     N             35   PUD                                              N                  N                                0                     0        68
161513538          91214              940000        5864.38                5         1175000            1175000           940000         6.375        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/16/2007                   790           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
169574851          92603              960000        5910.89                5         1200000            1200000           960000          6.25        0            1    CA               80                  360             360       7/1/2037             8/1/2007       5/29/2007                   788           P             1                     N             35   PUD                                              N                  N                                0                     0        80
168451241          33009              968000        5960.14               10         1210000            1210000           968000          6.25        0            1    FL               80                  360             360       7/1/2037             8/1/2007        6/6/2007                   706           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
149016883          22066           976915.49        6034.03               47         1400000                  0           980000          6.25        0            1    VA               70                  357             360       3/1/2037             4/1/2007        2/8/2007                   720           R             1                     N             35   PUD                                              N                  N                                0                     0        70
160842150          20662           979070.14        6034.03               21         1225000                  0           980000          6.25        0            1    MD               80                  359             360       5/1/2037             6/1/2007       4/26/2007                   697           R             1                     Y             10   Single Family                                    N                  N                                0                     0        80
165873114          33028             1000000        6076.11               10         1300000            1250000          1000000         6.125        0            1    FL               80                  360             360       7/1/2037             8/1/2007       6/11/2007                   718           P             1                     N             35   PUD                                              Y                  N                               60                     0       100
168785880          92009              980000        6194.27                5         1225000                  0           980000           6.5        0            1    CA               80                  360             360       6/1/2037             7/1/2007       5/23/2007                   764           R             1                     N             35   PUD                                              N                  N                                0                     0     80.01
155781739          60521             1150000        6229.17               14         1565000            1562500          1150000           6.5        0            1    IL             73.6                  360             360       7/1/2037             8/1/2007       6/11/2007                   773           P             1                     N             10   Single Family                                    N                  Y                                0                   120      73.6
170047700           2657              975000        6243.03               22         1300000            1300000           975000         6.625        0            1    MA               75                  360             360       6/1/2037             7/1/2007        6/4/2007                   691           P             3                     N             10   Single Family                                    N                  N                                0                     0        75
169756039          20132             1032500        6441.46               47         1475000                  0          1032500         6.375        0            1    VA               70                  360             360       6/1/2037             7/1/2007       5/24/2007                   713           R             1                     Y             10   Single Family                                    N                  N                                0                     0     70.07
160937602          85377             1052000        6477.34                3         1350000            1315000          1052000          6.25        0            1    AZ               80                  360             360       6/1/2037             7/1/2007       5/25/2007                   777           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
165697032          92651             1078700        6641.74                5         1541000            1541000          1078700          6.25        0            1    CA               70                  360             360       7/1/2037             8/1/2007        6/1/2007                   777           P             1                     N             10   Single Family                                    Y                  N                               60                     0        70
168585379          85255             1172000        7080.83                3         1465000            1465000          1172000          7.25        0            1    AZ               80                  360             360       7/1/2037             8/1/2007       5/25/2007                   720           P             1                     N             35   PUD                                              N                  Y                                0                   120        80
158885774          90274          1165759.59        7203.89                5         2500000                  0          1170000          6.25        0            1    CA             46.8                  357             360       3/1/2037             4/1/2007       2/17/2007                   799           R             1                     Y             10   Single Family                                    Y                  N                               60                     0        47
167918916          76449             1390000        8558.47               44         2000000                  0          1390000          6.25        0            1    TX             69.5                  360             360       7/1/2037             8/1/2007        6/4/2007                   739           R             3                     Y             35   PUD                                              N                  N                                0                     0      69.5
161079771           6405             1440000        8866.33                7         1820000            1800000          1440000          6.25        0            1    CT               80                  360             360       6/1/2037             7/1/2007       5/21/2007                   798           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
168161348          35601             1470000        9051.04                1         1900000            1837500          1470000          6.25        0            1    AL               80                  360             360       6/1/2037             7/1/2007        6/1/2007                   776           P             1                     N             10   Single Family                                    N                  N                                0                     0        90
161649023          92835              500000        3242.99                5         1365000                  0           500000          6.75        0            1    CA            36.63                  360             360       6/1/2037             7/1/2007       5/17/2007                   690           R             1                     Y             10   Single Family                                    N                  N                                0                     0     36.63
154424710           8844           599444.28        3743.22               31         1000000             999000           600000         6.375        0            1    NJ            60.06                  359             360       5/1/2037             6/1/2007        4/9/2007                   724           P             1                     N             10   Single Family                                    N                  N                                0                     0     90.09
169456633          86001              640000        3533.33                3          999999                  0           640000         6.625        0            1    AZ               64                  360             360       6/1/2037             7/1/2007       5/21/2007                   781           R             1                     Y             35   PUD                                              N                  Y                                0                   120        64
166836311          83638           441511.73         2757.5               13          565000                  0           442000         6.375        0            1    ID            78.23                  359             360       5/1/2037             6/1/2007       4/25/2007                   694           R             1                     Y             35   PUD                                              Y                  N                               60                     0     78.23
161996994          94402              500000        2552.08                5          635000             635000           500000         6.125        0            1    CA            78.74                  360             360       6/1/2037             7/1/2007       5/25/2007                   777           P             1                     N             20   Condominium                                      N                  Y                                0                   120     78.74
133214456          80218           960319.54        6313.92                6         1250000                  0           961127         6.875        0            1    CO            76.89                  359             360       5/1/2037             6/1/2007       3/30/2006                   803           R             1                     N             10   Single Family                                    N                  N                                0                     0     76.89
159158490          89123           471705.28        2505.93               29          590000                  0           471706         6.375        0            1    NV            79.95                  357             360       3/1/2037             4/1/2007       2/21/2007                   769           R             1                     N             10   Single Family                                    N                  Y                                0                   120     80.12
163858156          90291             2300000       11979.17                5         3850000                  0          2300000          6.25        0            1    CA            59.74                  357             360       3/1/2037             4/1/2007       2/21/2007                   707           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     59.77
161079275          92677              800000        4925.74                5         2775000            2710000           800000          6.25        0            1    CA            29.52                  360             360       6/1/2037             7/1/2007        5/4/2007                   778           P             1                     N             35   PUD                                              N                  N                                0                     0     29.52
160374955           2891              650000        3520.83               40          970000                  0           650000           6.5        0            1    RI            67.01                  360             360       6/1/2037             7/1/2007       4/30/2007                   764           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     67.01
161513586          90503              460000         2832.3                5          580000                  0           460000          6.25        0            1    CA            79.31                  360             360       6/1/2037             7/1/2007       5/18/2007                   783           R             1                     N             20   Condominium                                      N                  N                                0                     0     79.31
161854352          14534           560380.49        3499.29               33          710000             702879           560900         6.375        0            1    NY             79.8                  359             360       5/1/2037             6/1/2007       4/30/2007                   754           P             1                     N             10   Single Family                                    N                  N                                0                     0     84.35
161945260          23120              503005        3179.33               47          644500             641585           503005           6.5        0            1    VA             78.4                  360             360       6/1/2037             7/1/2007       5/21/2007                   772           P             1                     N             35   PUD                                              N                  N                                0                     0      78.4
166996286          90807              424000        3074.29                5          505000                  0           424000         7.875        0            1    CA            83.96                  360             360       6/1/2037             7/1/2007       5/22/2007                   684           R             1                     Y             10   Single Family                                    N                  N                                0                     0     83.96
160592886          89138              649995        3656.22               29          830000             813201           649995          6.75        0            1    NV            79.93                  359             360       5/1/2037             6/1/2007       4/23/2007                   783           P             1                     N             35   PUD                                              N                  Y                                0                   120     79.93
169436807          84003              657700        4103.19               45          850000             822223           657700         6.375        0            1    UT            79.99                  360             360       6/1/2037             7/1/2007       5/31/2007                   761           P             1                     N             10   Single Family                                    N                  N                                0                     0     79.99
168629594           7726              480000        2955.44               31          630000                  0           480000          6.25        0            1    NJ            76.19                  360             360       7/1/2037             8/1/2007       5/30/2007                   727           R             1                     N             10   Single Family                                    N                  N                                0                     0     76.19
160637348          70737              480000        2955.44               19          630000                  0           480000          6.25        0            1    LA            76.19                  360             360       6/1/2037             7/1/2007       5/22/2007                   711           R             1                     N             10   Single Family                                    N                  N                                0                     0     76.19
167769562          60062             1000000         5937.5               14         2050000                  0          1000000         7.125        0            1    IL            48.78                  359             360       5/1/2037             6/1/2007        5/4/2007                   756           R             1                     N             10   Single Family                                    N                  Y                                0                   120     48.78
169043464          92691              489000        2343.13                5          739000             739000           489000          5.75        0            1    CA            66.17                  360             360       7/1/2037             8/1/2007        6/5/2007                   761           P             1                     N             10   Single Family                                    N                  Y                                0                   120     66.17
157675985          91607           655164.73        4098.83                5          985000                  0           657000         6.375        0            1    CA             66.7                  357             360       3/1/2037             4/1/2007        2/7/2007                   735           R             1                     N             10   Single Family                                    N                  N                                0                     0      66.7
144064747          60449             1000000         6238.7               14         1505000            1502392          1000000         6.375        0            1    IL            66.56                  360             360       7/1/2037             8/1/2007        6/1/2007                   719           P             1                     N             35   PUD                                              N                  N                                0                     0        90
159745604          21114            546992.9        3415.69               21          852000                  0           547500         6.375        0            1    MD            64.26                  359             360       5/1/2037             6/1/2007        4/6/2007                   738           R             1                     N             35   PUD                                              N                  N                                0                     0     64.26
156934009          91506              650000        3385.42                5          850000                  0           650000          6.25        0            1    CA            76.47                  356             360       2/1/2037             3/1/2007       1/22/2007                   806           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     76.47
168328200          91354              650000        3520.83                5          850000                  0           650000           6.5        0            1    CA            76.47                  360             360       6/1/2037             7/1/2007        5/1/2007                   719           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     76.47
168421231          28031              520000        3286.75               34          830000                  0           520000           6.5        0            1    NC            62.65                  360             360       6/1/2037             7/1/2007       5/24/2007                   765           R             1                     N             35   PUD                                              N                  N                                0                     0     62.65
149287837          60515           544482.88        3355.66               14          825000             825000           545000          6.25        0            1    IL            66.06                  359             360       5/1/2037             6/1/2007       4/13/2007                   768           P             1                     N             10   Single Family                                    N                  N                                0                     0     66.06
157730804          80210              573906        3540.37                6         1065000                  0           575000          6.25        0            1    CO            53.99                  358             360       4/1/2037             5/1/2007        3/1/2007                   764           R             1                     Y             10   Single Family                                    N                  N                                0                     0     53.99
149286749           6880             1500000        7968.75                7         1960000            1960000          1500000         6.375        0            1    CT            76.53                  360             360       6/1/2037             7/1/2007       5/21/2007                   759           P             1                     N             10   Single Family                                    N                  Y                                0                   120      89.8
167829086          89511              699000        3422.19               29         1299000            1299000           699000         5.875        0            1    NV            53.81                  360             360       7/1/2037             8/1/2007       5/24/2007                   777           P             1                     N             35   PUD                                              N                  Y                                0                   120     53.81
166769997          80503              512000        3236.19                6          725000                  0           512000           6.5        0            1    CO            70.62                  360             360       7/1/2037             8/1/2007       5/28/2007                   745           R             1                     N             10   Single Family                                    N                  N                                0                     0     70.62
152029250          55311           603580.42        3723.43               24          756000                  0           604730          6.25        0            1    MN            79.99                  358             360       4/1/2037             5/1/2007       11/3/2006                   760           R             1                     N             10   Single Family                                    N                  N                                0                     0     79.99
159908297           2140              449573        2770.73               22          658000             650000           450000          6.25        0            1    MA            69.23                  359             360       5/1/2037             6/1/2007        4/6/2007                   787           P             1                     N             20   Condominium                                      N                  N                                0                     0     84.62
160672408          60035              515000        3212.93               14          650000                  0           515000         6.375        0            1    IL            79.23                  360             360       6/1/2037             7/1/2007       5/22/2007                   781           R             1                     Y             10   Single Family                                    N                  N                                0                     0     79.23
157912476          91364              645000        3359.38                5         1100000            1077500           645000          6.25        0            1    CA            59.86                  357             360       3/1/2037             4/1/2007        2/9/2007                   752           P             1                     N             10   Single Family                                    N                  Y                                0                   120     59.86
170573028          84020              650000        4108.44               45          850000             813000           650000           6.5        0            1    UT            79.95                  360             360       7/1/2037             8/1/2007        6/8/2007                   696           P             1                     N             10   Single Family                                    N                  N                                0                     0       100
163864261          90265           991075.76        5368.33                5         3700000                  0           992000           6.5        0            1    CA            26.81                  358             360       4/1/2037             5/1/2007       2/23/2007                   774           R             1                     N             10   Single Family                                    N                  Y                                0                   120     26.81
167863184          45243              627500        3812.76               36          830000             827500           627500         6.125        0            1    OH            75.83                  360             360       7/1/2037             8/1/2007        6/4/2007                   714           P             1                     N             10   Single Family                                    N                  N                                0                     0     75.83
165503116          94510              506000        3115.53                5          610000                  0           506000          6.25        0            1    CA            82.95                  360             360       6/1/2037             7/1/2007       5/21/2007                   796           R             1                     N             10   Single Family                                    N                  N                                0                     0     82.95
149370039           7470           569459.16        3509.59               31          825000                  0           570000          6.25        0            1    NJ            69.09                  359             360       5/1/2037             6/1/2007       4/19/2007                   751           R             1                     Y             10   Single Family                                    N                  N                                0                     0     69.09
161647542          84770              650000        4108.44               45         1100000                  0           650000           6.5        0            1    UT            59.09                  360             360       6/1/2037             7/1/2007       5/22/2007                   749           R             1                     Y             10   Single Family                                    N                  N                                0                     0     59.09
157897601          90720            494102.6        3128.74                5          970000                  0           495000           6.5        0            1    CA            51.03                  358             360       4/1/2037             5/1/2007        3/1/2007                   720           R             1                     Y             10   Single Family                                    N                  N                                0                     0     51.03
170360148          76140              499000        3113.11               44          540000             530000           499000         6.375        0            1    TX            94.15                  360             360       7/1/2037             8/1/2007        6/1/2007                   702           P             1                     N             10   Single Family                                    N                  N                                0                     0     94.15
161665625          20112              491360        3065.45               47          633000             614500           491360         6.375        0            1    VA            79.96                  360             360       6/1/2037             7/1/2007       5/29/2007                   790           P             1                     N             10   Single Family                                    N                  N                                0                     0     79.96
161608346          90703              460000         2587.5                5          635000                  0           460000          6.75        0            1    CA            72.44                  360             360       6/1/2037             7/1/2007       5/21/2007                   735           R             1                     N             10   Single Family                                    N                  Y                                0                   120        90
170104306          40067              500000        3160.34               18          835000             830000           500000           6.5        0            1    KY            60.24                  360             360       7/1/2037             8/1/2007       6/14/2007                   744           P             1                     N             10   Single Family                                    N                  N                                0                     0     60.24
160613345           2482              501000        2661.56               22          930000                  0           501000         6.375        0            1    MA            53.87                  360             360       6/1/2037             7/1/2007       5/23/2007                   697           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     53.87
166646658           7086              452000        2401.25               31          580000                  0           452000         6.375        0            1    NJ            77.93                  360             360       7/1/2037             8/1/2007        6/6/2007                   767           R             1                     Y             20   Condominium                                      N                  Y                                0                   120     77.93
155840705           1982            527972.7         3263.3               22          765000                  0           530000          6.25        0            1    MA            69.28                  356             360       2/1/2037             3/1/2007       1/26/2007                   715           R             1                     Y             10   Single Family                                    N                  N                                0                     0     69.28
157979192          93013           652123.26         4079.8                5          865000                  0           653950         6.375        0            1    CA             75.6                  357             360       3/1/2037             4/1/2007       2/16/2007                   790           R             3                     N             20   Condominium                                      N                  N                                0                     0      75.6
169842267          37075              500000        2552.08               43          630000             627500           500000         6.125        0            1    TN            79.68                  360             360       6/1/2037             7/1/2007        6/1/2007                   672           P             1                     N             10   Single Family                                    N                  Y                                0                   120       100
169900608          94403             1000000        5208.33                5         1255000            1255000          1000000          6.25        0            1    CA            79.68                  360             360       7/1/2037             8/1/2007        6/8/2007                   792           P             1                     N             10   Single Family                                    N                  Y                                0                   120     81.67
167884470          95762             1000000        6157.17                5         1255000                  0          1000000          6.25        0            1    CA            79.68                  360             360       7/1/2037             8/1/2007       5/25/2007                   774           R             1                     N             10   Single Family                                    N                  N                                0                     0     87.65
156537281          21662           600961.27        3725.09               21          975000                  0           605000          6.25        0            1    MD            62.05                  354             360       2/1/2037             3/1/2007       1/12/2007                   706           R             1                     Y             10   Single Family                                    N                  N                                0                     0     62.05
159646928          65672           649383.26        4002.16               26         1036000                  0           650000          6.25        0            1    MO            62.74                  359             360       5/1/2037             6/1/2007        4/9/2007                   690           R             1                     Y             10   Single Family                                    N                  N                                0                     0     62.74
123548103          44319           609826.58         3712.6               36          765000                  0        611016.34         6.125        0            1    OH            79.87                  358             360       4/1/2037             5/1/2007       2/10/2006                   721           R             1                     N             10   Single Family                                    N                  N                                0                     0     79.87
169170624          90210             1000000         6238.7                5         2500000            2477000          1000000         6.375        0            1    CA            40.37                  360             360       7/1/2037             8/1/2007       6/18/2007                   774           P             1                     N             10   Single Family                                    N                  N                                0                     0     48.45
164982386          90038           524999.22        3238.67                5         1400000                  0           526000          6.25        0            1    CA            37.57                  358             360       4/1/2037             5/1/2007       3/13/2007                   775           R             1                     N             10   Single Family                                    N                  N                                0                     0     37.57
155257611          60143           484551.93        3118.31               14          700000                  0           487000         6.625        0            1    IL            69.57                  355             360       1/1/2037             2/1/2007      12/27/2006                   723           R             1                     Y             10   Single Family                                    N                  N                                0                     0     69.57
154889322          55126              691000        3598.96               24          875000                  0           691000          6.25        0            1    MN            78.97                  358             360       4/1/2037             5/1/2007      12/21/2006                   771           R             1                     N             35   PUD                                              N                  Y                                0                   120     78.97
168519613          55340              496000        3053.96               24          675000                  0           496000          6.25        0            1    MN            73.48                  360             360       7/1/2037             8/1/2007       5/29/2007                   785           R             1                     Y             35   PUD                                              N                  N                                0                     0     73.48
160495178           8540              620000        3767.19               31          780000             778000           620000         6.125        0            1    NJ            79.69                  360             360       6/1/2037             7/1/2007       5/23/2007                   768           P             1                     N             10   Single Family                                    N                  N                                0                     0     79.69
157858568          94061           531737.93        2824.86                5          970000                  0           534000         6.375        0            1    CA            55.05                  356             360       2/1/2037             3/1/2007       1/24/2007                   787           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     55.05
158443954          20721            529994.5        2815.57               21          740000                  0           530000         6.375        0            1    MD            71.62                  357             360       3/1/2037             4/1/2007        3/6/2007                   725           R             1                     N             10   Single Family                                    N                  Y                                0                   120     71.62
170102874          10980              672000           3570               33          935000                  0           672000         6.375        0            1    NY            71.87                  360             360       7/1/2037             8/1/2007        6/4/2007                   687           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     71.87
160412672          55416           549478.14        3386.44               24          985000             960000           550000          6.25        0            1    MN            57.29                  359             360       5/1/2037             6/1/2007       4/12/2007                   797           P             1                     N             10   Single Family                                    N                  N                                0                     0     83.33
159858715           8857              540950        3330.73               31          747000             725215           540950          6.25        0            1    NJ            74.59                  360             360       6/1/2037             7/1/2007       5/25/2007                   733           P             1                     N             35   PUD                                              N                  N                                0                     0     83.91
163802435          60525           664369.02        4094.52               14          990000                  0           665000          6.25        0            1    IL            67.17                  359             360       5/1/2037             6/1/2007        4/2/2007                   705           R             1                     Y             10   Single Family                                    N                  N                                0                     0     67.17
139321135          28012           429119.64        2891.06               34          550000                  0        429119.64         7.125        0            1    NC            78.02                  360             360       6/1/2037             7/1/2007       7/25/2006                   779           R             1                     N             35   PUD                                              N                  N                                0                     0     78.02
169631178          92509              590000        3134.38                5          850000                  0           590000         6.375        0            1    CA            69.41                  360             360       7/1/2037             8/1/2007       5/31/2007                   746           R             1                     N             10   Single Family                                    N                  Y                                0                   120        90
161572907          72223              540000        3237.57                4          680000                  0           540000             6        0            1    AR            79.41                  360             360       6/1/2037             7/1/2007       5/21/2007                   774           R             1                     Y             35   PUD                                              N                  N                                0                     0     79.41
166285377          92660          1348779.58        8532.92                5         1700000            1700000          1350000           6.5        0            1    CA            79.41                  359             360       5/1/2037             6/1/2007       4/13/2007                   774           P             1                     N             35   PUD                                              Y                  N                               60                     0     79.41
169844267          92024              523000         2887.4                5          680000                  0           523000         6.625        0            1    CA            76.91                  360             360       7/1/2037             8/1/2007        6/7/2007                   822           R             1                     N             10   Single Family                                    N                  Y                                0                   120     76.91
162325107          92630              510000        3265.58                5          748000                  0           510000         6.625        0            1    CA            68.18                  360             360       6/1/2037             7/1/2007       5/23/2007                   679           R             1                     Y             10   Single Family                                    N                  N                                0                     0     68.18
158118437          92118           499093.53        3160.34                5         2750000                  0           500000           6.5        0            1    CA            18.18                  358             360       4/1/2037             5/1/2007       3/13/2007                   790           R             1                     Y             35   PUD                                              N                  N                                0                     0     18.18
161545255          19709              537100        3439.11                8          679500             677115           537100         6.625        0            1    DE            79.32                  360             360       6/1/2037             7/1/2007       5/23/2007                   779           P             1                     N             35   PUD                                              N                  N                                0                     0     79.32
168198757          33325              645000        3628.13               10         1150000            1145000           645000          6.75        0            1    FL            56.33                  360             360       7/1/2037             8/1/2007        6/8/2007                   678           P             1                     N             10   Single Family                                    N                  Y                                0                   120     56.33
167274612          92672              540500         2815.1                5         1810000                  0           540500          6.25        0            1    CA            29.86                  359             360       5/1/2037             6/1/2007       4/24/2007                   794           R             1                     N             35   PUD                                              N                  Y                                0                   120     29.86
161756756          20007              791000        4202.19                9         1210000                  0           791000         6.375        0            1    DC            65.37                  360             360       6/1/2037             7/1/2007       5/18/2007                   748           R             1                     N             10   Single Family                                    N                  Y                                0                   120     65.37
149354045           6820          1373663.59        8354.64                7         3050000                  0          1375000         6.125        0            1    CT            45.08                  359             360       5/1/2037             6/1/2007       4/26/2007                   700           R             1                     Y             10   Single Family                                    N                  N                                0                     0     61.48
168860424          87122              942266        5878.51               32         1300000                  0           942266         6.375        0            1    NM            72.48                  360             360       7/1/2037             8/1/2007       5/30/2007                   789           R             1                     N             10   Single Family                                    N                  N                                0                     0     72.48
158034104          90275              936000           4875                5         1216500                  0           936000          6.25        0            1    CA            76.94                  356             360       2/1/2037             3/1/2007       1/31/2007                   753           R             1                     N             10   Single Family                                    N                  Y                                0                   120     77.02
157232697          93065           692963.16        4222.89                5          975000                  0           695000         6.125        0            1    CA            71.28                  357             360       3/1/2037             4/1/2007        2/9/2007                   801           R             1                     N             10   Single Family                                    N                  N                                0                     0     71.54
159234331          91405           521006.84        3214.04                5          657000                  0           522000          6.25        0            1    CA            79.45                  358             360       4/1/2037             5/1/2007       3/15/2007                   740           R             1                     N             10   Single Family                                    N                  N                                0                     0     79.45
168949702          97390              660000        3506.25               38          902000             870000           660000         6.375        0            1    OR            75.86                  360             360       6/1/2037             7/1/2007        6/1/2007                   671           P             3                     N             10   Single Family                                    N                  Y                                0                   120     75.86
166262764          20012           469543.19        2855.77                9          660000                  0           470000         6.125        0            1    DC            71.21                  359             360       5/1/2037             6/1/2007       4/20/2007                   685           R             1                     Y             10   Single Family                                    N                  N                                0                     0     71.21
160893908          95650              456000         2422.5                5         1150000                  0           456000         6.375        0            1    CA            39.65                  360             360       6/1/2037             7/1/2007       5/24/2007                   750           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     39.65
166130235           1803              500000        2708.33               22          626000                  0           500000           6.5        0            1    MA            79.87                  360             360       6/1/2037             7/1/2007       5/30/2007                   726           R             1                     N             10   Single Family                                    N                  Y                                0                   120        95
163457377          91320           648792.76        4055.15                5          900000                  0           650000         6.375        0            1    CA            72.22                  358             360       4/1/2037             5/1/2007       3/12/2007                   765           R             1                     N             35   PUD                                              N                  N                                0                     0     72.48
154617934          11590              650000        4108.44               33          920000             900000           650000           6.5        0            1    NY            72.22                  360             360       7/1/2037             8/1/2007        6/4/2007                   703           P             1                     N             20   Condominium                                      N                  N                                0                     0     72.22
169982186          90068             1345000         8281.4                5         1800000                  0          1345000          6.25        0            1    CA            74.72                  360             360       7/1/2037             8/1/2007        6/6/2007                   722           R             1                     N             10   Single Family                                    N                  N                                0                     0     74.72
167459603          80537              466000        2907.23                6          725000             719000           466000         6.375        0            1    CO            64.81                  360             360       7/1/2037             8/1/2007        6/6/2007                   774           P             1                     N             35   PUD                                              N                  N                                0                     0     64.81
160681202          20176              456400        2329.54               47          575000             570698           456400         6.125        0            1    VA            79.97                  360             360       6/1/2037             7/1/2007       5/21/2007                   672           P             1                     N             35   PUD                                              N                  Y                                0                   120     99.97
165739928          92025              977700        5092.19                5         1225000                  0           977700          6.25        0            1    CA            79.81                  358             360       4/1/2037             5/1/2007       3/28/2007                   747           R             1                     N             10   Single Family                                    N                  Y                                0                   120     79.81
165616948          30319              980000        6034.03               11         1250000            1247101           980000          6.25        0            1    GA            78.58                  360             360       7/1/2037             8/1/2007        6/6/2007                   792           P             1                     N             10   Single Family                                    N                  N                                0                     0     78.58
169923208           6853             1964000       11252.08                7         2850000                  0          1964000         6.875        0            1    CT            68.91                  360             360       7/1/2037             8/1/2007        6/7/2007                   787           R             1                     N             20   Condominium                                      N                  Y                                0                   120     68.91
169216269          83001              500000        2708.33               51          645000             640350           500000           6.5        0            1    WY            78.08                  360             360       6/1/2037             7/1/2007        6/1/2007                   790           P             1                     N             10   Single Family                                    N                  Y                                0                   120      93.7
164533336          91381              880000        4583.33                5         1300000                  0           880000          6.25        0            1    CA            67.69                  358             360       4/1/2037             5/1/2007       3/15/2007                   717           R             1                     N             35   PUD                                              N                  Y                                0                   120     67.69
170656486          91302             1000000         5312.5                5         1299000            1274010          1000000         6.375        0            1    CA            78.49                  360             360       7/1/2037             8/1/2007        6/8/2007                   769           P             1                     N             35   PUD                                              N                  Y                                0                   120     78.49
160377844          80921              539791        2755.18                6          683000             701591           539791         6.125        0            1    CO            79.03                  360             360       6/1/2037             7/1/2007       5/25/2007                   780           P             1                     N             35   PUD                                              N                  Y                                0                   120     79.03
165541071          90292           505609.34        2791.38                5          670000                  0           506000         6.625        0            1    CA            75.52                  358             360       4/1/2037             5/1/2007       3/20/2007                   798           R             1                     N             20   Condominium                                      N                  Y                                0                   120     75.52
169054033          91730              492000        2613.75                5          728000                  0           492000         6.375        0            1    CA            67.58                  360             360       6/1/2037             7/1/2007       5/23/2007                   709           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     67.58
160644869          83333              450000        2770.73               13         1025000                  0           450000          6.25        0            1    ID             43.9                  360             360       6/1/2037             7/1/2007       5/14/2007                   770           R             1                     N             10   Single Family                                    N                  N                                0                     0      43.9
169038079          90250              460000        2443.75                5          585000                  0           460000         6.375        0            1    CA            78.63                  360             360       6/1/2037             7/1/2007       5/25/2007                   745           R             1                     N             10   Single Family                                    N                  Y                                0                   120      89.4
169689256          87048              464500        2860.01               32          710000                  0           464500          6.25        0            1    NM            65.42                  360             360       7/1/2037             8/1/2007        6/5/2007                   702           R             1                     N             10   Single Family                                    N                  N                                0                     0     65.42
169338734          91030              500000        2656.25                5          780000                  0           500000         6.375        0            1    CA             64.1                  360             360       6/1/2037             7/1/2007       5/24/2007                   727           R             1                     Y             10   Single Family                                    N                  Y                                0                   120      64.1
161003418          33322              500000        2656.25               10          654000                  0           500000         6.375        0            1    FL            76.45                  360             360       6/1/2037             7/1/2007       5/29/2007                   747           R             1                     N             35   PUD                                              N                  Y                                0                   120     92.51
162073260          94973              542000        2822.92                5          950000                  0           542000          6.25        0            1    CA            57.05                  360             360       6/1/2037             7/1/2007       5/25/2007                   764           R             1                     N             10   Single Family                                    N                  Y                                0                   120     57.05
159066168          91423            558435.7        3493.67                5          820000                  0           560000         6.375        0            1    CA            68.29                  357             360       3/1/2037             4/1/2007       2/22/2007                   780           R             1                     N             10   Single Family                                    N                  N                                0                     0      68.3
169308375          53120              800000        5255.43               50         1026000                  0           800000         6.875        0            1    WI            77.97                  360             360       7/1/2037             8/1/2007       5/31/2007                   763           R             1                     N             10   Single Family                                    N                  N                                0                     0     77.97
161651303          91356              520000        3372.72                5         1100000                  0           520000          6.75        0            1    CA            47.27                  360             360       6/1/2037             7/1/2007       5/18/2007                   702           R             1                     Y             10   Single Family                                    N                  N                                0                     0     47.27
157362250          90272           711956.98        4396.22                5         1650000                  0           714000          6.25        0            1    CA            43.27                  357             360       3/1/2037             4/1/2007        2/1/2007                   763           R             1                     Y             10   Single Family                                    N                  N                                0                     0     43.27
22501538           80104              441400        2753.76                6          467500             464667           441400         6.375        0            1    CO            94.99                  360             360       6/1/2037             7/1/2007       5/22/2007                   705           P             1                     N             35   PUD                                              N                  N                                0                     0     94.99
161213596          92103              595000        3663.52                5          800000             795000           595000          6.25        0            1    CA            74.84                  360             360       6/1/2037             7/1/2007        5/7/2007                   795           P             1                     N             10   Single Family                                    N                  N                                0                     0     74.84
161421542          37205              500000        3119.35               43          735000             733000           500000         6.375        0            1    TN            68.21                  360             360       7/1/2037             8/1/2007        6/4/2007                   781           P             1                     N             10   Single Family                                    N                  N                                0                     0     68.21
167433843          92065           532942.85        2886.88                5          700000                  0           533000           6.5        0            1    CA            76.14                  359             360       5/1/2037             6/1/2007       4/18/2007                   731           R             1                     N             35   PUD                                              N                  Y                                0                   120     76.29
161713071          98363              500000        3078.59               48          875000                  0           500000          6.25        0            1    WA            57.14                  360             360       6/1/2037             7/1/2007       5/23/2007                   715           R             1                     N             10   Single Family                                    N                  N                                0                     0     57.14
169817186          55372              589500        3629.65               24         1050000                  0           589500          6.25        0            1    MN            56.14                  360             360       7/1/2037             8/1/2007       6/15/2007                   770           R             1                     N             10   Single Family                                    N                  N                                0                     0     56.14
165597087          49506              431500        2337.29               23          700000                  0           431500           6.5        0            1    MI            61.64                  359             360       5/1/2037             6/1/2007       4/20/2007                   694           R             1                     N             10   Single Family                                    N                  Y                                0                   120     61.64
166263164          89117           519518.38        3244.12               29         1400000                  0           520000         6.375        0            1    NV            37.14                  359             360       5/1/2037             6/1/2007       4/23/2007                   741           R             1                     Y             35   PUD                                              N                  N                                0                     0     37.14
168579674          92506              556500        3517.46                5          730000                  0           556500           6.5        0            1    CA            76.23                  360             360       6/1/2037             7/1/2007        5/7/2007                   783           R             1                     N             10   Single Family                                    N                  N                                0                     0     76.24
164593440          91361            568915.5        3509.59                5          970000                  0           570000          6.25        0            1    CA            58.76                  358             360       4/1/2037             5/1/2007        3/7/2007                   783           R             1                     N             35   PUD                                              N                  N                                0                     0     58.76
160350280          66208             1080000        6649.75               17         2050000                  0          1080000          6.25        0            1    KS            52.68                  360             360       6/1/2037             7/1/2007       5/16/2007                   719           R             1                     N             10   Single Family                                    N                  N                                0                     0     52.68
170115436          36695              500000        3119.35                1          637000             637000           500000         6.375        0            1    AL            78.49                  360             360       7/1/2037             8/1/2007        6/7/2007                   778           P             1                     N             35   PUD                                              N                  N                                0                     0     94.19
160631355          21136           466556.89         2875.4               21          800000             757711           467000          6.25        0            1    MD            61.63                  359             360       5/1/2037             6/1/2007       4/27/2007                   756           P             1                     N             35   PUD                                              N                  N                                0                     0     61.63
161331131          20910              495000        3007.67               21          700000             695000           495000         6.125        0            1    MD            71.22                  360             360       6/1/2037             7/1/2007       5/29/2007                   673           P             1                     N             10   Single Family                                    N                  N                                0                     0     71.22
161816060          80302              510000        3140.16                6          693000             690000           510000          6.25        0            1    CO            73.91                  360             360       6/1/2037             7/1/2007       5/18/2007                   803           P             1                     N             10   Single Family                                    N                  N                                0                     0     73.91
161043215          94070              555000        2890.63                5          975000                  0           555000          6.25        0            1    CA            56.92                  360             360       6/1/2037             7/1/2007        5/2/2007                   695           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     56.92
169230311          93065              590250        3634.27                5          780000                  0           590250          6.25        0            1    CA            75.67                  360             360       6/1/2037             7/1/2007       5/29/2007                   776           R             1                     N             35   PUD                                              N                  N                                0                     0        90
170213451          91342              500000        2864.58                5          650000                  0           500000         6.875        0            1    CA            76.92                  360             360       7/1/2037             8/1/2007        6/5/2007                   710           R             1                     N             10   Single Family                                    N                  Y                                0                   120     94.22
160430578          22180           549452.47        3297.53               47          715000                  0           550000             6        0            1    VA            76.92                  359             360       5/1/2037             6/1/2007       4/20/2007                   742           R             1                     N             10   Single Family                                    N                  N                                0                     0     76.92
170041244          75104              500000        3326.51               44          686500             650000           500000             7        0            1    TX            76.92                  360             360       7/1/2037             8/1/2007        6/4/2007                   802           P             1                     N             35   PUD                                              N                  N                                0                     0        95
162015501          92346              478000        3021.29                5          598000                  0           478000           6.5        0            1    CA            79.93                  360             360       6/1/2037             7/1/2007       5/22/2007                   709           R             1                     Y             10   Single Family                                    N                  N                                0                     0     79.93
168946733          92673              950000        6004.65                5         1270000            1270000           950000           6.5        0            1    CA             74.8                  360             360       7/1/2037             8/1/2007        6/4/2007                   758           P             1                     N             35   PUD                                              N                  N                                0                     0      74.8
157124440          93012           560973.86        2980.17                5          950000                  0           563000         6.375        0            1    CA            59.26                  356             360       2/1/2037             3/1/2007       1/17/2007                   754           R             1                     N             35   PUD                                              N                  Y                                0                   120     59.27
161141123          93004              470000        2496.88                5          630000             630000           470000         6.375        0            1    CA             74.6                  360             360       6/1/2037             7/1/2007       5/24/2007                   678           P             1                     N             10   Single Family                                    N                  Y                                0                   120      74.6
161302775          94134              650000        3520.83                5          905000                  0           650000           6.5        0            1    CA            71.82                  360             360       6/1/2037             7/1/2007       5/11/2007                   709           R             1                     N             10   Single Family                                    N                  Y                                0                   120     71.82
167534402          97045              471400        2504.31               38          589300                  0           471400         6.375        0            1    OR            79.99                  360             360       6/1/2037             7/1/2007        5/9/2007                   705           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     79.99
163412682          91602           694536.05        4399.19                5          925000                  0           696000           6.5        0            1    CA            75.24                  358             360       4/1/2037             5/1/2007        3/6/2007                   752           R             1                     N             10   Single Family                                    N                  N                                0                     0     75.24
162036903          92509              549400        2975.92                5          690000             686808           549400           6.5        0            1    CA            79.99                  360             360       6/1/2037             7/1/2007       5/14/2007                   712           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
157873994          92880           469983.47         2940.3                5          670000                  0           471300         6.375        0            1    CA            70.34                  357             360       3/1/2037             4/1/2007       2/14/2007                   740           R             1                     N             10   Single Family                                    N                  N                                0                     0     70.34
158401995          91701           459186.06        2945.43                5          685000                  0           460000         6.625        0            1    CA            67.15                  358             360       4/1/2037             5/1/2007       2/28/2007                   699           R             1                     Y             10   Single Family                                    N                  N                                0                     0     67.15
161054800          86303              671000        4131.46                3         1085000                  0           671000          6.25        0            1    AZ            61.84                  360             360       7/1/2037             8/1/2007        6/6/2007                   809           R             1                     N             10   Single Family                                    N                  N                                0                     0     61.84
169445552          76054              440300        2889.47               44          555000                  0           440300         7.875        0            1    TX            79.33                  360             360       6/1/2037             7/1/2007       5/30/2007                   722           R             1                     N             10   Single Family                                    N                  Y                                0                   120     79.33
164484445           7410              460000        2907.51               31          750000                  0           460000           6.5        0            1    NJ            61.33                  360             360       6/1/2037             7/1/2007        5/7/2007                   660           R             1                     N             10   Single Family                                    N                  N                                0                     0     61.33
157253901          91701           474096.25        2924.66                5          750000             750000           475000          6.25        0            1    CA            63.33                  358             360       4/1/2037             5/1/2007        3/1/2007                   758           P             1                     N             10   Single Family                                    N                  N                                0                     0     63.33
149874014          60108           475548.36        2930.81               14          600000                  0           476000          6.25        0            1    IL            79.33                  359             360       5/1/2037             6/1/2007       4/25/2007                   748           R             1                     Y             10   Single Family                                    N                  N                                0                     0     79.33
161944100          94019              550000        2979.17                5          750000                  0           550000           6.5        0            1    CA            73.33                  360             360       6/1/2037             7/1/2007        5/9/2007                   767           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     73.33
158614529          93117              580000        3020.83                5          750000                  0           580000          6.25        0            1    CA            77.33                  358             360       4/1/2037             5/1/2007       2/23/2007                   808           R             1                     N             20   Condominium                                      N                  Y                                0                   120     77.47
114635422          46526           473268.22        3125.01               15          600000                  0           475700         6.875        0            1    IN            79.28                  354             360      12/1/2036             1/1/2007      10/31/2005                   747           R             1                     N             10   Single Family                                    N                  N                                0                     0     79.28
161521363          97405           504532.27        3150.54               38          750000                  0           505000         6.375        0            1    OR            67.33                  359             360       5/1/2037             6/1/2007       4/25/2007                   762           R             1                     Y             10   Single Family                                    N                  N                                0                     0     67.33
160826548          60646              565000        3524.86               14          750000                  0           565000         6.375        0            1    IL            75.33                  360             360       6/1/2037             7/1/2007       5/23/2007                   750           R             1                     N             10   Single Family                                    N                  N                                0                     0     75.33
165215072          19073           909136.55        5603.03               39         1200000                  0           910000          6.25        0            1    PA            75.83                  359             360       5/1/2037             6/1/2007        4/3/2007                   802           R             1                     Y             35   PUD                                              N                  N                                0                     0     75.83
167330967           7078             1400000         7437.5               31         2400000            2400000          1400000         6.375        0            1    NJ            58.33                  360             360       7/1/2037             8/1/2007        6/1/2007                   720           P             1                     N             10   Single Family                                    N                  Y                                0                   120     58.33
161402052          74331              650000        4108.44               37          945000             937500           650000           6.5        0            1    OK            69.33                  360             360       6/1/2037             7/1/2007        6/1/2007                   727           P             3                     N             35   PUD                                              N                  N                                0                     0     69.33
170566691          95120              931000        5884.55                5         1200000                  0           931000           6.5        0            1    CA            77.58                  360             360       7/1/2037             8/1/2007        6/5/2007                   789           R             1                     N             10   Single Family                                    N                  N                                0                     0     77.58
149950008           6840             1850000       11390.77                7         2416000            2400000          1850000          6.25        0            1    CT            77.08                  360             360       6/1/2037             7/1/2007       5/16/2007                   719           P             1                     N             10   Single Family                                    N                  N                                0                     0     77.08
161947148          92627              599950           3694                5          750000             749999           599950          6.25        0            1    CA            79.99                  360             360       6/1/2037             7/1/2007       5/18/2007                   793           P             1                     N             35   PUD                                              N                  N                                0                     0     79.99
156918930          91784           500279.04        3092.13                5          808000                  0           502200          6.25        0            1    CA            62.15                  356             360       2/1/2037             3/1/2007       1/24/2007                   726           R             1                     Y             10   Single Family                                    N                  N                                0                     0     62.15
136282047          94501           747116.78        4730.86                5          995000                  0         748473.7           6.5        0            1    CA            75.22                  358             360       4/1/2037             5/1/2007       5/17/2006                   776           R             1                     N             10   Single Family                                    N                  N                                0                     0     75.22
160779126          22152              519000        3070.08               47          651000                  0           519000         5.875        0            1    VA            79.72                  360             360       6/1/2037             7/1/2007       5/23/2007                   703           R             1                     Y             10   Single Family                                    N                  N                                0                     0     79.72
169580956          22207              814000        5011.94               47         1140000                  0           814000          6.25        0            1    VA             71.4                  360             360       6/1/2037             7/1/2007       5/31/2007                   805           R             1                     Y             10   Single Family                                    N                  N                                0                     0      71.4
156933448          92011           957075.05         5915.5                5         1235000                  0           960750          6.25        0            1    CA            77.79                  356             360       2/1/2037             3/1/2007       1/30/2007                   769           R             1                     N             10   Single Family                                    N                  N                                0                     0      77.8
161435160          89144              575000        3540.37               29          780000             775000           575000          6.25        0            1    NV            74.19                  360             360       6/1/2037             7/1/2007       5/15/2007                   808           P             1                     N             35   PUD                                              N                  N                                0                     0     74.19
149054007           8502           489546.16        3056.97               31          546000                  0           490000         6.375        0            1    NJ            89.74                  359             360       5/1/2037             6/1/2007       3/27/2007                   687           R             1                     Y             35   PUD                                              N                  N                                0                     0     89.74
168654988          92037              930000        5726.17                5         1650000            1650000           930000          6.25        0            1    CA            56.36                  360             360       6/1/2037             7/1/2007       5/14/2007                   744           P             1                     N             10   Single Family                                    N                  N                                0                     0     56.37
156652226          18954              675000        3515.63               39         1100000                  0           675000          6.25        0            1    PA            61.36                  359             360       5/1/2037             6/1/2007       4/18/2007                   712           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     61.36
161384482          22182              504000         3144.3               47          660000                  0           504000         6.375        0            1    VA            76.36                  360             360       6/1/2037             7/1/2007       5/24/2007                   769           R             1                     N             10   Single Family                                    N                  N                                0                     0     76.36
161825437          94542             1000000        5416.67                5         1284000            1283637          1000000           6.5        0            1    CA             77.9                  360             360       6/1/2037             7/1/2007        5/1/2007                   787           P             1                     N             35   PUD                                              N                  Y                                0                   120        90
132530268          84098           455447.81        2918.86               45          570000                  0           455850         6.625        0            1    UT            79.97                  359             360       5/1/2037             6/1/2007        5/5/2006                   726           R             1                     N             10   Single Family                                    N                  N                                0                     0     79.97
160847798          94044              755000        4089.58                5          950000             950000           755000           6.5        0            1    CA            79.47                  360             360       6/1/2037             7/1/2007        5/4/2007                   760           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
162015084          92019              600000        3645.67                5          985000                  0           600000         6.125        0            1    CA            60.91                  360             360       6/1/2037             7/1/2007       5/17/2007                   788           R             1                     Y             10   Single Family                                    N                  N                                0                     0     60.91
170026442          53066              650000        4162.02               50          890000                  0           650000         6.625        0            1    WI            73.03                  360             360       7/1/2037             8/1/2007       5/30/2007                   806           R             1                     N             10   Single Family                                    N                  N                                0                     0     73.03
157139354          90272          1175486.38        7265.46                5         2150000                  0          1180000          6.25        0            1    CA            54.88                  356             360       2/1/2037             3/1/2007       1/18/2007                   776           R             1                     Y             10   Single Family                                    N                  N                                0                     0     54.88
160755035          91326              600000         3694.3                5          915000                  0           600000          6.25        0            1    CA            65.57                  360             360       6/1/2037             7/1/2007       5/10/2007                   707           R             1                     Y             10   Single Family                                    N                  N                                0                     0     65.57
169108950          94561              525000        3232.52                5          725000                  0           525000          6.25        0            1    CA            72.41                  360             360       6/1/2037             7/1/2007       5/25/2007                   721           R             1                     N             10   Single Family                                    N                  N                                0                     0     72.41
168646219          11706              500000        3160.34               33          840000             840000           500000           6.5        0            1    NY            59.52                  360             360       7/1/2037             8/1/2007       6/19/2007                   735           P             1                     N             10   Single Family                                    N                  N                                0                     0        80
157564995          90045              545000        2838.54                5          895000                  0           545000          6.25        0            1    CA            60.89                  357             360       3/1/2037             4/1/2007        2/8/2007                   744           R             1                     N             10   Single Family                                    N                  Y                                0                   120     60.89
160010694          27607           568972.53        3552.94               34          775000                  0           569500         6.375        0            1    NC            73.48                  359             360       5/1/2037             6/1/2007        4/9/2007                   681           R             1                     Y             10   Single Family                                    N                  N                                0                     0     73.48
161411317          92627              600000         3312.5                5         1150000                  0           600000         6.625        0            1    CA            52.17                  360             360       6/1/2037             7/1/2007       5/21/2007                   783           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     52.17
167399970          27921              610000        3177.08               34         1020000                  0           610000          6.25        0            2    NC             59.8                  360             360       7/1/2037             8/1/2007       6/12/2007                   772           R             1                     Y             25   2-4 Family                                       N                  Y                                0                   120      59.8
161253969          37027              650000        4108.44               43          901000             878569           650000           6.5        0            1    TN            73.98                  360             360       6/1/2037             7/1/2007       5/24/2007                   750           P             1                     N             35   PUD                                              N                  N                                0                     0     73.98
161311616          23451              601800        3134.38               47         1250000                  0           601800          6.25        0            1    VA            48.14                  360             360       6/1/2037             7/1/2007       5/14/2007                   773           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     48.14
161252865          65737              482000        3046.57               26          627000                  0           482000           6.5        0            1    MO            76.87                  360             360       6/1/2037             7/1/2007       5/17/2007                   762           R             1                     N             10   Single Family                                    N                  N                                0                     0     76.87
160942090          20181              758000        4728.93               47         1430000            1258007           758000         6.375        0            1    VA            60.25                  360             360       6/1/2037             7/1/2007       5/30/2007                   729           P             1                     N             35   PUD                                              N                  N                                0                     0     60.25
167849200           6831             2000000       10208.33                7         3700000            3700000          2000000         6.125        0            1    CT            54.05                  360             360       7/1/2037             8/1/2007        6/5/2007                   781           P             1                     N             10   Single Family                                    N                  Y                                0                   120     67.57
157752565          98502            498982.9        2598.88               48          675000                  0           500000          6.25        0            1    WA            74.07                  357             360       3/1/2037             4/1/2007       2/21/2007                   680           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     74.15
169462354          96734             1000000        5104.17               12         1350000            1351000          1000000         6.125        0            1    HI            74.07                  360             360       7/1/2037             8/1/2007        6/4/2007                   771           P             1                     N             10   Single Family                                    N                  Y                                0                   120        90
163457769          90035           633820.61        3961.57                5         1950000                  0           635000         6.375        0            1    CA            32.56                  358             360       4/1/2037             5/1/2007        3/2/2007                   701           R             1                     N             10   Single Family                                    N                  N                                0                     0     32.56
148817773          28714           648140.12        4002.16               34         1000000             979888           650000          6.25        0            1    NC            66.33                  357             360       3/1/2037             4/1/2007       2/26/2007                   726           P             3                     N             20   Condominium                                      N                  N                                0                     0     66.33
160785943          78739              625150        3849.16               44          790000             781495           625150          6.25        0            1    TX            79.99                  360             360       6/1/2037             7/1/2007       5/18/2007                   691           P             1                     N             35   PUD                                              N                  N                                0                     0     89.99
161173279          22046              471000        2938.43               47          715000                  0           471000         6.375        0            1    VA            65.87                  360             360       7/1/2037             8/1/2007       5/31/2007                   693           R             1                     Y             10   Single Family                                    N                  N                                0                     0     65.87
159046306          91739              502689        3191.89                5          745000                  0           504992           6.5        0            1    CA            67.78                  355             360       3/1/2037             4/1/2007       2/23/2007                   764           R             1                     Y             10   Single Family                                    N                  N                                0                     0     67.78
161606521           7470              600000         3694.3               31          865000                  0           600000          6.25        0            1    NJ            69.36                  360             360       6/1/2037             7/1/2007       5/18/2007                   779           R             1                     Y             10   Single Family                                    N                  N                                0                     0     69.36
161392803          34232              450000         2437.5               10          670000                  0           450000           6.5        0            1    FL            67.16                  359             360       5/1/2037             6/1/2007        5/3/2007                   787           R             1                     N             35   PUD                                              N                  Y                                0                   120     67.16
166041041          96744           855468.44        5273.25               12         1550000                  0           856440          6.25        0            1    HI            55.25                  359             360       5/1/2037             6/1/2007       4/19/2007                   788           R             1                     N             10   Single Family                                    N                  N                                0                     0     55.25
157491700          93111              699600        3716.68                5          950000             950000           700000         6.375        0            1    CA            73.68                  356             360       2/1/2037             3/1/2007       1/23/2007                   773           P             1                     N             10   Single Family                                    N                  Y                                0                   120     73.68
154019484          92688              440000        2291.67                5          645500                  0           440000          6.25        0            1    CA            68.16                  356             360       2/1/2037             3/1/2007       1/18/2007                   753           R             1                     N             35   PUD                                              N                  Y                                0                   120     68.16
160694923          97702              437100        2367.63               38          646000             645221           437100           6.5        0            1    OR            67.74                  360             360       6/1/2037             7/1/2007        5/3/2007                   781           P             3                     N             35   PUD                                              N                  Y                                0                   120     67.74
140034856          20902           466839.66         2997.2               21          600000                  0        468085.45         6.625        0            1    MD            78.01                  357             360       3/1/2037             4/1/2007        8/8/2006                   752           R             1                     N             10   Single Family                                    N                  N                                0                     0     78.01
168336721          91902              460000         2869.8                5          700000                  0           460000         6.375        0            1    CA            65.71                  360             360       6/1/2037             7/1/2007       5/14/2007                   680           R             1                     Y             10   Single Family                                    N                  N                                0                     0     65.71
166955150           6824              800000        4166.67                7         1750000            1750000           800000          6.25        0            1    CT            45.71                  360             360       7/1/2037             8/1/2007       6/18/2007                   756           P             1                     N             10   Single Family                                    N                  Y                                0                   120     45.71
164967072          18940              625000        3515.63               39          865000                  0           625000          6.75        0            1    PA            72.25                  358             360       4/1/2037             5/1/2007        3/9/2007                   700           R             1                     Y             35   PUD                                              N                  Y                                0                   120     72.27
158458621          93109             1000000         5312.5                5         1425000            1384000          1000000         6.375        0            1    CA            72.25                  357             360       3/1/2037             4/1/2007       2/15/2007                   702           P             1                     N             10   Single Family                                    N                  Y                                0                   120     72.33
161336108          11215              499000        3195.15               33          680000             645000           499000         6.625        0            1    NY            77.36                  360             360       6/1/2037             7/1/2007       5/29/2007                   796           P             1                     N             20   Condominium                                      N                  N                                0                     0     89.92
170347041          90056              693500        3611.98                5         1150000                  0           693500          6.25        0            1    CA             60.3                  360             360       7/1/2037             8/1/2007        6/6/2007                   669           R             1                     Y             10   Single Family                                    N                  Y                                0                   120      60.3
133717212          47725           613854.63        3894.16               15          783000                  0           616099           6.5        0            1    IN            78.68                  356             360       2/1/2037             3/1/2007       3/29/2006                   762           R             1                     N             10   Single Family                                    N                  N                                0                     0     78.68
168875377           8807              435079           2750               31          610000                  0           435079           6.5        0            1    NJ            71.32                  360             360       6/1/2037             7/1/2007       5/30/2007                   674           R             1                     Y             10   Single Family                                    N                  N                                0                     0     71.32
168371215           7728              702000        3436.88               31          878000                  0           702000         5.875        0            1    NJ            79.95                  360             360       6/1/2037             7/1/2007       5/26/2007                   666           R             1                     N             10   Single Family                                    N                  Y                                0                   120        90
169117775          91752              518000        2697.92                5          720000                  0           518000          6.25        0            1    CA            71.94                  360             360       7/1/2037             8/1/2007        6/7/2007                   709           R             1                     N             10   Single Family                                    N                  Y                                0                   120      89.9
170212187          92688              500000         2812.5                5          720000             720000           500000          6.75        0            1    CA            69.44                  360             360       7/1/2037             8/1/2007       5/31/2007                   780           P             1                     N             35   PUD                                              N                  Y                                0                   120     69.44
169452873          94112              580000        3571.16                5          900000                  0           580000          6.25        0            1    CA            64.44                  360             360       6/1/2037             7/1/2007       5/24/2007                   763           R             1                     Y             10   Single Family                                    N                  N                                0                     0     64.44
167058112          93065             1000000        4895.83                5         1440000                  0          1000000         5.875        0            1    CA            69.44                  360             360       7/1/2037             8/1/2007        6/1/2007                   765           R             1                     N             35   PUD                                              N                  Y                                0                   120     69.44
167438171          94549           784255.16        4833.38                5          995000             995000           785000          6.25        0            1    CA            78.89                  359             360       5/1/2037             6/1/2007       4/26/2007                   781           P             1                     N             10   Single Family                                    N                  N                                0                     0     78.89
169383178          85262              530000        3220.34                3          670000             670000           530000         6.125        0            1    AZ             79.1                  360             360       6/1/2037             7/1/2007       5/31/2007                   678           P             1                     N             10   Single Family                                    N                  N                                0                     0      79.1
164907169           8008           997152.97        6145.47               31         1450000                  0           998100          6.25        0            1    NJ            68.83                  359             360       5/1/2037             6/1/2007       4/19/2007                   753           R             3                     N             10   Single Family                                    N                  N                                0                     0     68.83
160611497          20175              475000        2523.44               47          615000             597000           475000         6.375        0            1    VA            79.56                  360             360       6/1/2037             7/1/2007       5/21/2007                   763           P             1                     N             35   PUD                                              N                  Y                                0                   120     79.56
161075995          60514              565000         3478.8               14          785000                  0           565000          6.25        0            1    IL            71.97                  360             360       6/1/2037             7/1/2007       5/17/2007                   707           R             1                     Y             10   Single Family                                    N                  N                                0                     0     71.97
169059146          89123              500000        2656.25               29          646000             645957           500000         6.375        0            1    NV             77.4                  360             360       6/1/2037             7/1/2007       5/23/2007                   785           P             1                     N             35   PUD                                              N                  Y                                0                   120      77.4
167912621          93110              500000        3160.34                5         1100000                  0           500000           6.5        0            1    CA            45.45                  360             360       6/1/2037             7/1/2007        5/9/2007                   800           R             1                     Y             10   Single Family                                    N                  N                                0                     0     45.45
149450105           2050           581340.28        3583.47               22          795000             782000           582000          6.25        0            1    MA            74.42                  359             360       5/1/2037             6/1/2007        4/4/2007                   737           P             1                     N             10   Single Family                                    N                  N                                0                     0     87.21
168141578          90640              449000        2912.21                5          700000             699000           449000          6.75        0            1    CA            64.23                  360             360       7/1/2037             8/1/2007        6/5/2007                   781           P             1                     N             10   Single Family                                    N                  N                                0                     0     64.23
164530767          90026              535000        2842.19                5          970000                  0           535000         6.375        0            1    CA            55.15                  358             360       4/1/2037             5/1/2007       3/13/2007                   742           R             1                     Y             10   Single Family                                    N                  Y                                0                   120     55.15
161394819          97068              547000        3367.97               38          860000                  0           547000          6.25        0            1    OR             63.6                  360             360       6/1/2037             7/1/2007       5/23/2007                   770           R             1                     Y             10   Single Family                                    N                  N                                0                     0      63.6
167153817          95037              460000         2869.8                5         1145000            1145000           460000         6.375        0            1    CA            40.17                  360             360       6/1/2037             7/1/2007        5/1/2007                   766           P             1                     N             35   PUD                                              N                  N                                0                     0     40.17
157624628          92561           467159.43        2884.64                5          760000                  0           468500          6.25        0            1    CA            61.64                  357             360       3/1/2037             4/1/2007       1/29/2007                   719           R             1                     Y             10   Single Family                                    Y                  N                               60                     0     61.64
160887979          94506              825000        4296.88                5         1425000            1425000           825000          6.25        0            1    CA            57.89                  360             360       6/1/2037             7/1/2007       5/11/2007                   784           P             1                     N             35   PUD                                              N                  Y                                0                   120     57.89
134570705          46123            697197.9        4309.25               15         1050000                  0           699875          6.25        0            1    IN            66.65                  356             360       2/1/2037             3/1/2007        4/6/2006                   713           R             1                     N             35   PUD                                              N                  N                                0                     0     66.65
161937627          91709              562750        3224.09                5          710500                  0           562750         6.875        0            1    CA             79.2                  360             360       6/1/2037             7/1/2007       5/24/2007                   736           R             1                     N             10   Single Family                                    N                  Y                                0                   120      79.2
108761109          84098           479766.62        3337.05               45          520000                  0        483157.16         7.375        0            1    UT            92.91                  351             360       9/1/2036            10/1/2006       6/29/2005                   726           R             1                     N             10   Single Family                                    Y                  N                               60                     0     92.91
169556755          32736              900000         4687.5               10         1570000                  0           900000          6.25        0            1    FL            57.32                  360             360       7/1/2037             8/1/2007       5/30/2007                   732           R             1                     Y             35   PUD                                              N                  Y                                0                   120     57.32